SCHEDULE 14A
                                  (RULE 14-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Section 240.14a-12

                               MILTOPE GROUP INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ]  No fee required.

          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


          (1)  Title of each class of securities to which transaction applies:
               -----------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:
               -----------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               -----------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:
               -----------------------------------------------------------------
          (5)  Total fee paid:
               -----------------------------------------------------------------


          [X]  Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid:

                    ------------------------------------------------------------
               (2)  Form, Schedule or Registration Statement No.:

                    ------------------------------------------------------------
               (3)  Filing Party:

                    ------------------------------------------------------------
               (4)  Date Filed:

                    ------------------------------------------------------------

                                 [MILTOPE LOGO]

                               MILTOPE GROUP INC.
                           3800 RICHARDSON ROAD SOUTH
                            HOPE HULL, ALABAMA 36043

                                  ------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 18, 2003

                                  ------------

         Notice is hereby given that a special meeting of stockholders of Miltope Group Inc., a Delaware corporation, will be held at Miltope Group's corporate headquarters, 3800 Richardson Road South, Hope Hull, Alabama 36043, on December 18, 2003 at 10:00 a.m., Central Time to:


         1. Consider and vote upon a proposal to adopt the Agreement and Plan of Merger, among Miltope Group Inc., Miltope Corporation, Vision Technologies Kinetics, Inc. and VTK Merger Subsidiary Corporation, dated as of October 21, 2003, pursuant to which Miltope Group will merge with and into Miltope Corporation, and VTK Merger Subsidiary will merge with and into Miltope Corporation, and to approve the mergers, each as described in the accompanying proxy statement; and

         2. Consider and vote upon such other business as may properly come before the Special Meeting, including any adjournments or postponements thereof.

         Only holders of record of Miltope Group's common stock as of the close of business on November 7, 2003 will be entitled to notice of and to vote at the special meeting and any adjournments or postponements of the meeting. The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the special meeting of stockholders is required to adopt the Agreement and Plan of Merger and approve the mergers. Great Universal Incorporated, has agreed to vote 3,664,478 shares of common stock, or approximately 61.5% of Miltope Group's common stock outstanding, in favor of the Agreement and Plan of Merger at the special meeting of the stockholders. Therefore, unless Miltope Group's board of directors exercises its right to accept a superior proposal, the requisite vote to adopt the Agreement and Plan of Merger and approve the mergers is assured. A form of proxy and a proxy statement containing more detailed information with respect to matters to be considered at the special meeting accompany and form a part of this notice.



                                           By Order of the Board of Directors,

                                           /s/ Tom B. Dake
                                           ---------------
                                           Tom B. Dake
                                           Secretary

Hope Hull, Alabama
November 20, 2003

                                 [MILTOPE LOGO]

                               MILTOPE GROUP INC.
                           3800 RICHARDSON ROAD SOUTH
                            HOPE HULL, ALABAMA 36043



                                                               November 20, 2003

Dear Stockholders:

         You are cordially invited to attend a special meeting of stockholders of Miltope Group Inc., to be held at Miltope Group's corporate headquarters, 3800 Richardson Road South, Hope Hull, Alabama 36043, on December 18, 2003 at 10:00 a.m., Central Time.

         At this special meeting, you will be asked to consider and vote upon a proposal to adopt an Agreement and Plan of Merger, dated as of October 21, 2003, which provides for the merger of Miltope Group with and into Miltope Corporation, and the merger of VTK Merger Subsidiary, a wholly-owned subsidiary of Vision Technologies Kinetics, Inc., with and into Miltope Corporation, and to approve the mergers. Upon completion of these mergers, you will be entitled to receive $5.78 in cash, without interest, and one contingent value right, or CVR, for each share of Miltope Group's common stock that you own on the date of the mergers, and you will no longer be a stockholder of Miltope Group. Each CVR represents the nontransferable right to receive a pro rata share of 50% of the net proceeds, if any, from the lawsuit brought by two of Miltope Group's subsidiaries against DRS Technologies Inc. and other parties, after adjustments for taxes.

         The board of directors of Miltope Group unanimously approved the Agreement and Plan of Merger and the mergers and determined that the Agreement and Plan of Merger and the mergers are fair to, and in the best interests of, Miltope Group and its stockholders. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER AND APPROVAL OF THE MERGERS AT THE SPECIAL MEETING OF THE STOCKHOLDERS. In arriving at its recommendation, the board of directors gave careful consideration to a number of factors described in the accompanying proxy statement. One factor was the separate and independent written opinions of each of Quarterdeck Investment Partners, LLC and Legacy Partners Group, LLC, the financial advisors to Miltope Group, stating that the amount of $5.78 per share to be received by Miltope Group's public stockholders as a result of the mergers is fair, from a financial point of view, to those stockholders.

         The affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of Miltope Group's common stock is required to authorize the mergers. Great Universal Incorporated, has agreed, pursuant to certain voting agreements, to vote 3,664,478 shares, or approximately 61.5%, of Miltope Group's common stock in favor of the mergers at the special meeting of the stockholders. Therefore, unless Miltope Group's board of directors exercises its right to accept a superior proposal, the requisite vote to adopt the Agreement and Plan of Merger and approve the mergers is assured. As further explained in the proxy statement, if you do not vote for the mergers, you are entitled to have your shares appraised and to receive a payment for the "fair value" of your shares.

         The accompanying proxy statement explains the proposed mergers and provides specific information concerning the special meeting. It also includes copies of the Agreement and Plan of Merger, the voting agreements, the contingent value rights agreement and the separate and independent written opinions of each of Quarterdeck and Legacy. Please read it carefully.

         Whether or not you plan to attend the special meeting, we urge you to please complete, sign and, in the enclosed self-addressed envelope, return your proxy as soon as possible so that your vote will be recorded. Even if you return your proxy card, you may still attend the special meeting and vote your common stock in person.

Your proxy may be revoked at any time before it is voted by submitting a written revocation or a proxy bearing a later date to the secretary of Miltope Group, or by attending and voting in person at the special meeting. For stock held in "street name," you may revoke or change your vote by submitting instructions to your broker or nominee. IF YOU DO NOT SEND IN A PROXY OR VOTE AT THE SPECIAL MEETING, IT WILL HAVE THE SAME EFFECT AS IF YOU VOTED AGAINST THE MERGERS.

         Please do not send any certificates for your shares at this time. Instructions for the purpose of exchanging your shares for the consideration to be received upon consummation of the mergers will be sent to you following the consummation of the mergers.



                                    Sincerely,


                                    /s/ Thomas R. Dickinson
                                    -----------------------
                                    Thomas R. Dickinson
                                    President and Chief Executive Officer


         THIS PROXY STATEMENT IS DATED NOVEMBER 20, 2003 AND IS FIRST BEING MAILED TO MILTOPE GROUP'S STOCKHOLDERS ON OR ABOUT NOVEMBER 21, 2003. THE SPECIAL MEETING OF MILTOPE GROUP'S STOCKHOLDERS WILL BE HELD ON DECEMBER 18, 2003.

                                TABLE OF CONTENTS

                                                                            PAGE


QUESTIONS AND ANSWERS ABOUT VOTING AND THE MERGERS...........................iii

SUMMARY TERM SHEET...........................................................S-1

INTRODUCTION...................................................................1

FORWARD-LOOKING INFORMATION....................................................1

THE SPECIAL MEETING OF STOCKHOLDERS............................................1

     Date, Time and Location...................................................1
     Vote Required.............................................................1
     Who Can Vote; Record Date.................................................1
     Solicitation of Proxies...................................................2
     Procedure for Voting......................................................2
     Date of Proxy Statement and Mailing.......................................2

THE MERGERS....................................................................2

     Structure of the Mergers..................................................2
     Background of the Mergers.................................................2
     Recommendation of the Board of Directors; Miltope Group's Purpose and
       Reasons for the Mergers.................................................5
     Opinion of Quarterdeck Investment Partners................................7
     Opinion of Legacy Partners Group.........................................13
     Interests of Certain Persons in the Mergers that Differ From Your
       Interests..............................................................17
     Effects of the Mergers...................................................18
     Material United States Federal Income Tax Consequences...................19
     Regulatory Filings and Approvals.........................................21
     Appraisal Rights.........................................................22

THE AGREEMENT AND PLAN OF MERGER..............................................23

     The Mergers..............................................................23
     Effective Time of the Mergers............................................23
     Merger Consideration; Exchange Procedure.................................23
     Options..................................................................24
     Representations and Warranties...........................................24
     Conduct of Business Pending the Mergers..................................25
     No Solicitation of Offers; Notice of Proposals from Third Parties........28
     Stockholders' Meeting....................................................28
     Proxy Statement and Related Documents....................................28
     Access to Information....................................................29
     Confidentiality..........................................................29
     Indemnification and Insurance............................................29
     Conditions to the Mergers................................................29
     Termination..............................................................30
     Expense Reimbursement....................................................32
     Termination Fee..........................................................32
     Amendment and Waiver.....................................................33

RELATED AGREEMENTS............................................................34

     Voting Agreements........................................................34
     Contingent Value Rights Agreement........................................34
     Indemnity Agreement......................................................35

THE DRS LITIGATION............................................................35

     General..................................................................35
     Legal Proceedings........................................................35

THE PARTIES...................................................................37

     Miltope Group............................................................37
     Miltope Corporation......................................................37
     Vision Technologies Kinetics.............................................38
     VTK Merger Subsidiary....................................................38

CERTAIN TRANSACTIONS..........................................................38

     Letter Agreement with Great Universal....................................38

MARKET PRICES OF AND DIVIDENDS ON THE COMMON STOCK............................38

     Market Price Information.................................................38
     Dividend Policy..........................................................39

OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS........................39


OWNERSHIP OF COMMON STOCK BY DIRECTORS AND OFFICERS...........................39


WHERE YOU CAN FIND MORE INFORMATION...........................................40


MISCELLANEOUS.................................................................40

     Stockholder Proposals....................................................40
     Other Matters............................................................41


ANNEX A - Agreement and Plan of Merger.......................................A-1

ANNEX B - Primary Voting Agreement...........................................B-1

ANNEX C - Secondary Voting Agreement.........................................C-1

ANNEX D - Contingent Value Rights Agreement..................................D-1

ANNEX E - Fairness Opinion of Quarterdeck Investment Partners................E-1

ANNEX F - Fairness Opinion of Legacy Partners Group..........................F-1

ANNEX G - Delaware General Corporation Law Section 262.......................G-1

               QUESTIONS AND ANSWERS ABOUT VOTING AND THE MERGERS

Q:   WHY AM I RECEIVING THESE MATERIALS?

A: The board of directors of Miltope Group is providing these proxy materials to give you information to determine how to vote in connection with a special meeting of stockholders which will take place on December 18, 2003 at 10:00 a.m., Central Time.

Q:   WHAT SHOULD I DO NOW?

A: Please carefully read this proxy statement. You are invited to attend the special meeting. However, you should mail your signed and dated proxy card in the enclosed envelope as soon as possible, so that your shares will be represented at the special meeting in case you are unable to attend. No postage is required if the proxy card is returned in the enclosed postage prepaid envelope and mailed in the United States.

Q:   WHAT  DOES IT MEAN IF I RECEIVE  MORE THAN ONE PROXY OR VOTING  INSTRUCTION
     CARD?

A: It means your shares are registered differently or are held in more than one account. Please provide voting instructions for each proxy card that you receive.

Q:   HOW ARE VOTES COUNTED?


A: You may vote "FOR", "AGAINST" or "ABSTAIN." If you "ABSTAIN" or do not vote, it has the same effect as a vote "AGAINST" adoption of the Agreement and Plan of Merger and approval of the mergers. If you provide specific voting instructions, your shares will be voted as you instruct. As further explained in the section "Appraisal Rights" on page 21 in this proxy statement, you must vote "AGAINST" or "ABSTAIN" in order to preserve your appraisal rights. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendation of the board of directors to vote "FOR" adoption of the Agreement and Plan of Merger and approval of the mergers. Great Universal Incorporated, also referred to as "Great Universal" or "GUI", has agreed to vote 3,664,478 shares of common stock, or approximately 61.5% of Miltope Group's common stock, in favor of the Agreement and Plan of Merger at the special meeting of the stockholders. Therefore, unless Miltope Group's board of directors exercises its right to accept a superior proposal, the requisite vote to adopt the Agreement and Plan of Merger and approve the mergers is assured.


Q:   WHAT IS THE RECOMMENDATION OF THE BOARD OF DIRECTORS?

A: The board of directors unanimously recommends that you vote your shares "FOR" adoption of the Agreement and Plan of Merger and approval of the mergers.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your shares for you ONLY if you instruct your broker how to vote for you. Your broker should mail information to you that will explain how to give it these instructions.

Q:   SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A: No. After the mergers are consummated, we will send you written instructions that will explain how to exchange your certificates for $5.78 per share in cash, without interest, and one CVR per share. Please do not send in your certificates now or with your proxies. Hold your certificates until you receive our instructions.

Q:   MAY I CHANGE MY VOTE AFTER I HAVE MAILED IN MY SIGNED PROXY CARD?

A: Yes. You may revoke your proxy or change your vote by sending a notice to Tom B. Dake, our corporate secretary, by sending in a later dated, signed proxy card before the meeting or by attending the meeting in person; provided that if your shares are held in "street name" by a broker or other nominee, you obtain a proxy to vote at the meeting from the broker or other nominee.

Q: WHAT ARE THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS TO ME?

A: Your receipt of cash and CVRs in exchange for your shares in the mergers will be a taxable event for United States federal income tax purposes. Your tax consequences will depend on your personal situation. You should consult your tax advisor for a full understanding of the tax consequences of the mergers to you and the characterization of the CVRs for tax purposes.

Q:   DO I HAVE APPRAISAL RIGHTS?


A: Yes. Under Delaware law, you have appraisal rights in connection with the mergers so long as you take all the steps required to perfect your rights. These steps are described under the section "Appraisal Rights" on page 21 in this proxy statement.


Q:   WHEN DO YOU EXPECT THE MERGERS TO BE COMPLETED?

A: We are working toward completing the mergers as quickly as possible. However, Miltope Group and Vision Technologies Kinetics cannot complete the mergers until they satisfy additional conditions, including the receipt of all required regulatory authority and other governmental approvals. We are unable to predict when the mergers will be completed since we do not know when the companies will satisfy all of the conditions set forth in the Agreement and Plan of Merger.

Q:   WHO CAN ANSWER MY QUESTIONS?

A: If you have more questions about the mergers or if you need additional copies of the proxy statement or the enclosed proxy card, you should contact our Chief Financial Officer, Mr. Tom B. Dake at (334) 284-8665.

                               SUMMARY TERM SHEET


         THIS SUMMARY TERM SHEET DOES NOT CONTAIN ALL OF THE INFORMATION CONTAINED IN THE PROXY STATEMENT THAT MAY BE IMPORTANT TO YOU IN DECIDING HOW TO VOTE ON THE AGREEMENT AND PLAN OF MERGER. YOU ARE URGED TO READ CAREFULLY THIS ENTIRE PROXY STATEMENT IN ORDER TO UNDERSTAND THE MERGERS FULLY. WE ALSO ENCOURAGE YOU TO READ THE AGREEMENT AND PLAN OF MERGER, WHICH IS ATTACHED AS ANNEX A TO THIS PROXY STATEMENT, AS IT IS THE LEGAL DOCUMENT THAT GOVERNS THE MERGERS. YOU MAY OBTAIN ADDITIONAL INFORMATION ABOUT MILTOPE GROUP WITHOUT CHARGE BY FOLLOWING THE INSTRUCTIONS IN THE SECTION ENTITLED "WHERE YOU CAN FIND MORE INFORMATION" ON PAGE 40.


THE PARTIES (SEE PAGE 37)

         Miltope Group Inc.
         3800 Richardson Road South
         Hope Hull, Alabama  36043
         (334) 284-8665

         Miltope Group Inc., a Delaware corporation, is the parent company of Miltope Corporation, an Alabama corporation, IV Phoenix Group, Inc., a New York corporation, also referred to as "PGI", and Miltope Business Products, Inc., a New York corporation.

         Miltope Corporation
         3800 Richardson Road South
         Hope Hull, Alabama  36043
         (334) 284-8665

         Miltope Corporation is a wholly-owned subsidiary of Miltope Group. Miltope Corporation designs, develops and manufactures computers and computer peripheral equipment for military, industrial and commercial applications where reliable operation of the equipment in challenging environments is imperative.

         Vision Technologies Kinetics, Inc.
         225 Reinekers Lane, Suite 525
         Alexandria, Virginia  22314
         (703) 683-8970

         Vision Technologies Kinetics, Inc., a Delaware corporation, provides design and engineering services for military vehicles, weapon systems and munitions. Vision Technologies Kinetics is a direct wholly-owned subsidiary of Vision Technologies Systems, Inc., a Delaware corporation, with headquarters in Alexandria, Virginia, and an indirect wholly-owned subsidiary of Singapore Technologies Engineering Ltd., a Singapore company.

         VTK Merger Subsidiary Corporation
         225 Reinekers Lane, Suite 525
         Alexandria, Virginia  22314
         (703) 683-8970

         VTK Merger Subsidiary Corporation is an Alabama corporation formed on September 8, 2003 and a wholly-owned subsidiary of Vision Technologies Kinetics. VTK Merger Subsidiary has not, to date, conducted any significant activities other than those incident to its formation, its execution of the Agreement and Plan of Merger and the related documents, and its participation in the preparation of this proxy statement. VTK Merger Subsidiary currently has no material assets or liabilities, other than its rights and obligations under the Agreement and Plan of Merger and the related documents, and has not generated any material revenues or expenses.

THE MERGERS (SEE PAGE 2)

         STRUCTURE OF THE MERGERS. Miltope Group will be merged with and into Miltope Corporation, with Miltope Corporation surviving the merger, and VTK Merger Subsidiary will be merged with and into Miltope Corporation, with Miltope Corporation surviving the merger and continuing to operate its business as a direct wholly-owned subsidiary of Vision Technologies Kinetics. The separate existence of each of Miltope Group and VTK Merger Subsidiary will cease. (See pages 2 and 23 and Annex A)


         STOCKHOLDER VOTE. You are being asked to vote to adopt the Agreement and Plan of Merger and approve the mergers. Under the Delaware General Corporation Law, or the DGCL, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of the outstanding shares of common stock of Miltope Group, whether in person or by proxy, is required to adopt the Agreement and Plan of Merger and approve the mergers. GUI has agreed to vote approximately 61.5% of the outstanding shares of Miltope Group's common stock in favor of the adoption of the Agreement and Plan of Merger and approval of the mergers. Therefore, unless Miltope Group's board of directors exercises its right to accept a superior proposal, the requisite vote to adopt the Agreement and Plan of Merger and approve the mergers is assured. (See pages 1 and 34 and Annexes B and C)

         EFFECTIVENESS OF THE MERGERS. The mergers will be effective upon the filing of both articles of merger with the Secretary of State of the State of Alabama, in accordance with the Alabama Business Corporation Act, and a certificate of merger with the Secretary of State of the State of Delaware, in accordance with the DGCL, or at such later time as is specified in the articles of merger and certificate of merger. (See page 23)


         PRICE FOR YOUR STOCK. At the effective time of the mergers, each share of Miltope Group's common stock issued and outstanding immediately prior to the effective time (except for shares of common stock held by stockholders who exercise their appraisal rights) will be cancelled and automatically converted into the right to receive $5.78 in cash, without interest, and one contingent value right. Miltope Group's shares will no longer be traded on The Nasdaq SmallCap Market or be registered under the Securities Exchange Act of 1934, as amended. (See page 24)


         CONTINGENT VALUE RIGHT. Each contingent value right, or CVR, represents the nontransferable right to receive a pro rata share of 50% of the net proceeds, if any, from the lawsuit brought by Miltope Corporation and PGI against DRS Technologies and other parties, also referred to in this proxy statement as the "DRS litigation," after adjustments for taxes. Pursuant to the Contingent Value Rights Agreement, or CVR Agreement (attached as Annex D to this proxy statement), $0.7 million has been set aside from the merger consideration to fund certain costs and expenses associated with the litigation. The CVRs will not be assignable or otherwise transferable by holders of the CVRs, except by will, upon death or by operation of law. The CVRs will not be evidenced by a certificate or other instrument. (See page 34 and Annex D)

THE DRS LITIGATION (SEE PAGE 35)


         On October 3, 2001, Miltope Corporation and PGI filed a lawsuit in the United States District Court for the Eastern District of New York against DRS Technologies, its affiliate DRS Electronic Systems, Inc. and former officers, directors and employees of PGI. In their complaint and subsequent amended complaint, Miltope Corporation and PGI alleged damages based on, among other things, misappropriated trade secrets and trade secret know-how, infringement of several trademarks held by Miltope Corporation and PGI, breach of a confidentiality agreement, tortious interference with contracts, breach of fiduciary duty, unjust enrichment and unfair competition. DRS Technologies and DRS Electronic Systems answered the complaint, denying the claims against them, but did not file any counterclaims. The individual defendants also denied the claims against them. Three of the individual defendants, who were former officers and directors of Miltope Corporation and PGI, filed counterclaims alleging damages based on, among other things, breach of their employment or severance agreements with PGI and/or Miltope Corporation. In total, these individual defendants are seeking approximately $2.9 million in damages. Miltope Corporation and PGI deny the counterclaims made by these defendants.

         Miltope Corporation and PGI seek total damages against all defendants of not less than $19 million. In addition, Miltope Corporation and PGI seek punitive and treble damages, royalties on the DRS Technologies products that incorporate Miltope Corporation's and PGI's trade secrets, injunctive relief, attorneys' fees and interest. The CVR agreement provides that GUI shall act as the representative of the holders of the CVRs. GUI, as representative, is authorized to approve or reject any settlement of any aspect or portion of the DRS litigation. If this lawsuit does not ultimately result in a judgment or settlement favorable to MILTOPE CORPORATION or PGI, the CVRs will be worthless. As of the filing of this proxy statement, the court has not set a trial date for this action, but Miltope Group believes that a trial will commence within six months.

BOARD OF DIRECTORS RECOMMENDATION (SEE PAGE 5)

         The board of directors of Miltope Group has approved the Agreement and Plan of Merger and determined that the mergers are fair to, and in the best interests of, Miltope Group's stockholders. The board of directors unanimously recommends that Miltope Group's stockholders vote in favor of the adoption of the Agreement and Plan of Merger and approval of the mergers.

FAIRNESS OPINIONS (SEE PAGES 7 AND 13 AND ANNEXES E AND F)

         Each of Quarterdeck Investments Partners, LLC and Legacy Partners Group, LLC delivered separate and independent opinions to the board of directors of Miltope Group, dated as of October 21, 2003, that, based upon certain assumptions made, matters considered and limits of the review undertaken (as described in the opinions), the consideration to be received by the stockholders of Miltope Group as a result of the mergers is fair from a financial point of view to the stockholders. Copies of Quarterdeck's opinion and Legacy's opinion are attached to this proxy statement as Annex E and Annex F, respectively, and should be read in their entirety.

THE SPECIAL MEETING OF STOCKHOLDERS (SEE PAGE 1)

         The special meeting of Miltope Group's stockholders will be held on December 18, 2003, at 10:00 a.m., Central Time, at Miltope Group's headquarters, 3800 Richardson Road South, Hope Hull, Alabama 36043.

VOTE REQUIRED; RECORD DATE (SEE PAGE 1)

         The affirmative vote of at least a majority of the votes entitled to be cast by the holders of the outstanding shares of common stock of Miltope Group, whether in person or by proxy, is required to adopt the Agreement and Plan of Merger and approve the mergers. You can vote at the special meeting all of the shares of common stock that you owned of record as of the close of business on November 7, 2003, which is the record date fixed by the board of directors for the special meeting. Because GUI has agreed to vote approximately 61.5% of Miltope Group's outstanding common stock in favor of the adoption of the Agreement and Plan of Merger and approval of the mergers, unless Miltope Group's board of directors exercises its right to accept a superior proposal, the requisite vote to adopt the Agreement and Plan of Merger and approve the mergers is assured.

SOLICITATION OF PROXIES (SEE PAGE 2)

         The cost of preparing, assembling, printing, mailing and distributing the notice of special meeting, this proxy statement and proxies shall be borne by Miltope Group.

PROCEDURE FOR VOTING (SEE PAGE 2)

         Only holders of record of Miltope Group's common stock on the record date will be entitled to vote at the special meeting and any adjournments or postponements of that meeting. Please return the proxy as soon as possible so that your vote will be recorded. Even if you return your proxy card, you may still attend the special meeting and vote your common stock in person.

APPRAISAL RIGHTS (SEE PAGE 21)


         If you do not vote for the mergers, you are entitled to have your shares appraised and to receive a payment for the "fair value" of your shares.


VOTING AGREEMENTS (SEE PAGE 34 AND ANNEXES B AND C)


         GUI has entered into voting agreements with Miltope Group, Vision Technologies Kinetics and VTK Merger Subsidiary. Under the voting agreements, GUI has agreed to vote all of the Miltope Group common stock it owns in favor of the adoption of the Agreement and Plan of Merger and approval of the mergers. GUI owns approximately 61.5% of Miltope Group's outstanding common stock. In the event that the board of directors of Miltope Group terminates the Agreement and Plan of Merger to accept a superior proposal, the Secondary Voting Agreement, pursuant to which GUI is required to vote shares representing approximately 26.5% of Miltope Group's outstanding common stock in favor of the mergers, may be terminated. GUI would continue to be obligated, under the Primary Voting Agreement, to vote shares representing approximately 35% of Miltope Group's outstanding common stock in favor of the mergers.


CONDITIONS TO COMPLETING THE MERGERS (SEE PAGE 29)


         The completion of the mergers depends on the satisfaction of a number of conditions which are specified in the Agreement and Plan of Merger.


TERMINATING THE AGREEMENT AND PLAN OF MERGER (SEE PAGE 30)


         Miltope Group and Vision Technologies Kinetics can mutually agree at any time to terminate the Agreement and Plan of Merger. Also, under certain circumstances, either Miltope Group, on the one hand, or Vision Technologies Kinetics, on the other hand, can decide to terminate the Agreement and Plan of Merger. If the termination of the Agreement and Plan of Merger is due to Miltope Group's breach, then Miltope Group is required to pay the expenses of Vision Technologies Kinetics in connection with the negotiation of the mergers in an amount not to exceed $1,000,000. In the event that Miltope Group terminates the mergers in order to accept a superior proposal, or in certain circumstances Miltope Group terminates the Agreement and Plan of Merger and a superior proposal has been made but not accepted or, within a period of nine months after such termination, a subsequent takeover transaction has been consummated, Miltope Group may be required to pay Vision Technologies Kinetics a termination fee in an amount equal to $1,800,000.


NO SOLICITATION OF PROPOSALS (SEE PAGE 28)


         Miltope Group has agreed in the Agreement and Plan of Merger not to encourage (including by way of furnishing non-public information), initiate, participate in, or solicit any offer or proposal which constitutes any other offer or proposal concerning any (i) tender or exchange offer involving more than 20% of its common stock, (ii) merger, consolidation, recapitalization, restructuring or other business combination or similar transaction involving Miltope Group or its subsidiaries, (iii) issuance, sale or other disposition (including by way of merger, consolidation, business combination, share exchange, joint venture or similar transaction) of Miltope Group's common stock or other equity interests representing 20% or more of the Miltope Group's voting power, (iv) sale, lease or disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture or otherwise, of assets representing 20% or more of the consolidated assets, revenues or net income of Miltope Group and its subsidiaries, or (v) combination of any of the foregoing. Miltope Group has agreed that, in the event of an unsolicited offer or proposal as described above, it will not engage in negotiations or discussions with, or provide any information to, any person or company relating to or in connection with the offer or proposal. In addition, Miltope Group has agreed not to enter into any agreement with respect to any offer or proposal as described above or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the mergers or any other transaction contemplated by the Agreement and Plan of Merger.

         However, Miltope Group may furnish information concerning its business, properties or assets to any person pursuant to a customary confidentiality agreement and may discuss and negotiate and participate in discussions and negotiations with such person concerning an acquisition proposal if (i) such person has made a superior proposal and (ii) the board of directors determines in good faith, after receiving advice from outside legal counsel to Miltope Group, that the failure to provide such information or to engage in such discussions or negotiations would constitute a breach of the fiduciary obligations of the board of directors to Miltope Group's stockholders.

REGULATORY FILINGS AND APPROVALS (SEE PAGE 21)

         Miltope Group does not believe that any material federal or state regulatory approvals, filings or notices are required by it in connection with the mergers, except for the filing of this proxy statement with the Securities and Exchange Commission, the filing of a certificate of merger with the Secretary of State of the State of Delaware, the filing of articles of merger with the Secretary of State of the State of Alabama and a voluntary filing with the Committee on Foreign Investment in the United States, also referred to as "CFIUS," pursuant to the Exon-Florio Amendment promulgated under the Omnibus Trade and Competitiveness Act of 1988, also referred to as the "Exon-Florio Amendment."

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES (SEE PAGE 19)

         The receipt of cash and CVRs by you pursuant to the mergers or pursuant to your exercise and perfection of appraisal rights will be a taxable event for you for federal income tax purposes and may also be taxable events under applicable state, local and foreign tax laws. The tax consequences to you will depend upon the facts and circumstances applicable to you and the characterization of the CVRs for tax purposes. Accordingly, you should consult your tax advisor with respect to the federal, state, local or foreign tax consequences of the mergers.

INTERESTS OF CERTAIN PERSONS IN THE MERGERS THAT DIFFER FROM YOUR INTERESTS (SEE PAGE 17)

         In considering the recommendation of the board of directors, you should be aware that certain officers, directors and stockholders of Miltope Group have relationships or interests in the mergers and the transactions contemplated thereby that are different from the interests of other stockholders and that may present actual or potential conflicts of interest. In connection with the closing of the mergers, GUI will receive approximately $21.2 million and 3,664,478 CVRs for its stock. If Miltope Group had not agreed to the mergers, GUI would not have been able to sell any substantial portion of its shares of Miltope Group's common stock due to the volume restriction of Rule 144 and the general lack of trading volume. Henry Guy and David Marcus are members of Miltope Group's board of directors and members of GUI's board of directors.
Miltope Group's board of directors was aware of these potential and actual conflicts of interest and considered them in evaluating the proposed mergers.

QUESTIONS

         If you have any questions about the mergers or if you need additional copies of the proxy statement or the enclosed proxy card, you should contact our Chief Financial Officer, Mr. Tom B. Dake at (334) 284-8665.

                                  INTRODUCTION

         Vision Technologies Kinetics has supplied all information in this proxy statement relating to it. Miltope Group has not independently verified any of the information relating to Vision Technologies Kinetics. No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement.

                           FORWARD-LOOKING INFORMATION

         The matters discussed in this proxy statement that are not historical facts are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Miltope Group intends that such forward looking statements be subject to the safe harbors created thereby. Miltope Group warns that caution should be taken in relying upon any forward looking statements contained herein, as they involve a number of risks and uncertainties that may cause the actual results of Miltope Group to be materially different from any future results expressed or implied by such forward looking statements. Examples of such risks and uncertainties include, but are not limited to, the ability of Miltope Group to consummate the sale of Miltope Group, future demand for Miltope Group's products and services, general economic conditions, actions of competitors, termination of contracts at the convenience of the United States government, customer funding variations in connection with multi-year contracts and follow-on options, the ability to succeed in the DRS litigation and obtain any proceeds therefrom, the value of the CVRs, and other risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected. Miltope Group does not undertake any obligation to update or revise any forward looking statement made by it or on its behalf, whether as a result of new information, future events or otherwise.

                       THE SPECIAL MEETING OF STOCKHOLDERS

DATE, TIME AND LOCATION

         The special meeting of Miltope Group's stockholders will be held on December 18, 2003, at 10:00 a.m., Central Time, at Miltope Group's headquarters, 3800 Richardson Road South, Hope Hull, Alabama 36043.

VOTE REQUIRED

         Under the DGCL, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of the outstanding shares of common stock of Miltope Group, whether in person or by proxy, is required to adopt the Agreement and Plan of Merger and approve the mergers. The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock of Miltope Group constitutes a quorum for a stockholder vote on the adoption of the Agreement and Plan of Merger and approval of the mergers at the special meeting. Each share of common stock entitles the holders thereof to one (1) vote on the adoption of the Agreement and Plan of Merger and approval of the mergers. Proxies submitted that contain abstentions or broker non-votes will be deemed present at the special meeting only for determining the presence of a quorum. Abstentions and broker non-votes with respect to the vote on the adoption of the Agreement and Plan of Merger and approval of the mergers will have the effect of votes against the adoption of the Agreement and Plan of Merger and approval of the mergers. Because GUI has agreed to vote approximately 61.5% of Miltope Group's outstanding common stock in favor of the adoption of the Agreement and Plan of Merger and approval of the mergers, unless Miltope Group's board of directors exercises its right to accept a superior proposal, the requisite vote to adopt the Agreement and Plan of Merger and approve the mergers is assured.

WHO CAN VOTE; RECORD DATE

         You can vote at the special meeting all of the shares of common stock that you owned of record as of the close of business on November 7, 2003, which has been fixed by the board of directors as the record date for the special meeting. If you own shares that are registered in someone else's name (for example, a broker), you need todirect that person to vote those shares or obtain an authorization from them and vote the shares yourself at the special meeting. As of the close of business on the record date, there were 5,962,623 shares of common stock outstanding held by approximately 113 stockholders of record.

SOLICITATION OF PROXIES

         The cost of preparing, assembling, printing, mailing and distributing the notice of special meeting, this proxy statement and proxies shall be borne by Miltope Group. Miltope Group also will reimburse brokers, banks and other custodians, nominees and fiduciaries, who are holders of record of the common stock of Miltope Group, for their reasonable out-of-pocket expenses incurred in connection with forwarding proxy soliciting materials to the beneficial owners of shares of common stock. In addition to the use of the mail, proxies may be solicited without extra compensation by directors, officers and employees of Miltope Group by personal interview, telephone, telegram, cablegram, facsimile or other means of electronic communication.

PROCEDURE FOR VOTING

         Only holders of record of Miltope Group's common stock on the record date will be entitled to vote at the special meeting and any adjournments or postponements of that meeting. Please return the proxy as soon as possible so that your vote will be recorded. Even if you return your proxy card, you may still attend the special meeting and vote your common stock in person. Your proxy may be revoked at any time before it is voted by submitting a written revocation or a proxy bearing a later date to the Secretary of Miltope Group, or by attending and voting in person at the special meeting. For stock held in "street name," you must follow the procedures required by the holder of record, which is usually a brokerage firm or bank, to revoke a proxy. You should contact the holder of record directly for more information on these procedures.

DATE OF PROXY STATEMENT AND MAILING

         This proxy statement is dated November 20, 2003 and is first being mailed to stockholders of Miltope Group on or about November 21, 2003.

                                   THE MERGERS

STRUCTURE OF THE MERGERS

Miltope Group will be merged with and into Miltope Corporation, with Miltope Corporation surviving the merger. Additionally, VTK Merger Subsidiary will be merged with and into Miltope Corporation, with Miltope Corporation surviving the merger. Miltope Corporation will continue to operate its business as a direct wholly-owned subsidiary of Vision Technologies Kinetics. The separate existence of each of Miltope Group and VTK Merger Subsidiary will cease.

BACKGROUND OF THE MERGERS

         Miltope Group's board of directors has evaluated, on a continuing basis, the business and operations of Miltope Group, as well as the strategic direction and prospects of its business in light of the conditions and trends in its industry as part of Miltope Group's long-term strategy to maximize stockholder value.

         The board of directors became concerned that the continuing consolidation in the defense industry would put smaller suppliers at a competitive disadvantage and that the challenging defense appropriations environment was creating uncertainty for those firms having a limited array of product offerings. Therefore, the board of directors determined that it was in the best interests of Miltope Group and its stockholders to seek a strategic acquisition partner.

         Accordingly, on June 24, 2002, Miltope Group retained Quarterdeck to provide advice regarding Miltope Group's long-term financial strategy.

         From July 2002 through August 2002, Miltope Group, with the help of Quarterdeck and other representatives, prepared materials regarding a potential sale of Miltope Group.

         From August 2002 through September, 2002, Quarterdeck, on behalf of Miltope Group, contacted a total of 93 potential buyers. This total included 57 potential strategic buyers and 36 potential financial buyers. Quarterdeck provided 37 of the 93 potential buyers with offering documents.

         On September 12, 2002, four potential buyers submitted preliminary, non-binding indications of interest to acquire Miltope Group. During the following month, two of these potential buyers withdrew from the process because of internal events, limited resources and/or a focus on alternative acquisition opportunities. Of the other two of these potential buyers, both subsequently attended management presentations and one also conducted a cursory review and investigation of Miltope Group's business and arrangements. In late November, the latter potential buyer withdrew its interest, citing a lack of a strategic fit, an inability to realize cost saving synergies and concerns about the DRS litigation. Shortly thereafter, the remaining potential buyer also withdrew its interest.

         In early October 2002, Quarterdeck contacted a number of strategic buyers who were unable to devote the resources to the transaction during the initial process.

         On November 6, 2002, Vision Technologies Systems, Inc., the sole stockholder of Vision Technologies Kinetics, received an offering memorandum and indicated that it would submit an indicative offer in early December.

         In late November, Quarterdeck, on behalf of Miltope Group, contacted twelve additional potential financial buyers to evaluate Miltope Group's business.

         In December 2002, two strategic buyers, including Vision Technologies Systems, submitted a preliminary, non-binding indication of interest. Additionally, a third strategic buyer provided a verbal indication of interest. From January 7 through January 9, 2003, Miltope Group's management made presentations to these three strategic buyers. On January 27, 2003, a potential financial buyer submitted a non-binding, preliminary indication of interest. Between February and March, 2003, these four potential buyers met with management and/or commenced a due diligence investigation of the company. Subsequently, all of these potential buyers, other than Vision Technologies Kinetics, withdrew their interest and declined to submit offers.

         On March 10, 2003, Vision Technologies Systems submitted an offer for the purchase of all of the outstanding shares of Miltope Group, and the assumption of outstanding debt, at an equity value of $26 million and an enterprise value of $34.4 million. In connection with the offer, Vision Technologies Systems required as a condition that GUI agree to enter into an agreement in support of the transaction.

         On March 25, 2003, Miltope Group's board of directors met to consider the offer from Vision Technologies Systems and determined that it was inadequate given Miltope Group's projected performance. The board of directors rejected the offer from Vision Technologies Systems as not maximizing stockholder value.

         On April 1, 2003, Vision Technologies Systems increased its offer to an equity value of $31.1 million and an enterprise value of $39.5 million. At that time, Vision Technologies Systems also revised its list of outstanding conditions in connection with the mergers, including that Miltope Group and GUI sign an exclusivity agreement, pursuant to which, among other things, Miltope Group and GUI would be restricted from discussing sale transactions with other potential buyers for approximately three weeks, whether or not Miltope Group or GUI initiated such discussions. In addition, Vision Technologies Systems continued to require as a condition to the transaction that GUI agree to enter into agreements in support of the transaction.

         On April 2, 2003, Miltope Group's board of directors met to consider the revised offer from Vision Technologies Systems and determined that it was inadequate given Miltope Group's projected performance. The board of directors rejected the offer from Vision Technologies Systems as not maximizing stockholder value. Accordingly, Miltope Group did not enter into the proposed exclusivity letter.

         On April 10, 2003, GUI asked Quarterdeck to assess other strategic alternatives available to Miltope
Group.

         On April 24, 2003, Quarterdeck presented various alternatives available to Miltope Group including merging with another public company, acquisitions and issuing stock to raise capital for acquisitions.

         After additional discussion between representatives of Miltope Group and Vision Technologies Systems, on May 20, 2003, Vision Technologies Systems once again revised its offer price to an enterprise value of $42.95 million. In connection with this revised offer, Miltope Group's board of directors met and determined to pursue further negotiations, and continue the due diligence process, with Vision Technologies Systems. Miltope Group resumed discussions with Vision Technologies Systems and Vision Technologies Systems resumed its due diligence investigation of the company.

         On May 21, 2003, Miltope Group and Vision Technologies Systems entered into an exclusivity agreement, pursuant to which, among other things, Miltope Group was restricted, through June 25, 2003, from discussing sale transactions with other potential buyers, whether or not Miltope Group initiated such discussions. Also on May 21, 2003, GUI and Vision Technologies Systems entered into a separate exclusivity agreement, pursuant to which, among other things, GUI was restricted, through June 25, 2003, from discussing with other potential buyers sale transactions involving Miltope Group, whether or not GUI initiated such discussions.

         From May 2003 through July 2003, Vision Technologies Systems continued its due diligence review of the company. During this period, the parties negotiated substantial issues regarding the structure of the transaction, tax treatment and other matters. In connection with these negotiations, Vision Technologies Systems included, as a condition to the mergers, that GUI would agree to enter into voting agreements, that Miltope Group's board of directors would approve the voting agreements and that GUI would enter into an indemnity agreement in connection with certain tax and environmental matters.

         On June 19, 2003, Miltope Group engaged Legacy to issue a fairness opinion with respect to the mergers.

         On June 25, 2003, the exclusivity period under the parties' May 21, 2003 exclusivity agreements expired.

         On July 16, 2003, the parties extended the exclusivity period through July 28, 2003.

         On July 22, 2003, the parties and their representatives met in Washington, DC to further negotiate the terms and conditions of the transaction.

         On July 28, 2003, the exclusivity period under the parties' two July 16, 2003 exclusivity agreements expired and the parties extended the exclusivity period through August 18, 2003 for Miltope Group and through August 30, 2003 for GUI.

         On July 30, 2003, the parties generally agreed to a form of an agreement and plan of merger, but could not agree on the cash consideration in the mergers and certain structural issues because of, among other things, the ongoing DRS litigation and the proceeds Miltope Group anticipated as result of the litigation.

         On August 18, 2003, the exclusivity period under Miltope Group's July 28, 2003 exclusivity agreement expired and the parties extended the exclusivity period through August 30, 2003.

         On August 30, 2003, the exclusivity period expired under both GUI's July 28, 2003 exclusivity agreement and Miltope Group's August 18, 2003 exclusivity agreement.

         On September 4, 2003, the parties agreed on a general structure to allow Miltope Group the appropriate financial resources to pursue the DRS litigation, while still allowing Miltope Group's stockholders to benefit from the proceeds the company anticipates as a result of the litigation. The parties had determined that contingent value rights, or CVRs, could be issued to Miltope Group's stockholders in addition to the cash consideration in the mergers. The parties continued to negotiate the Agreement and Plan of Merger and a Contingent Value Rights Agreement in accordance with this new structure.

         From September 4, 2003 through October 9, 2003, the parties continued to negotiate material aspects of the Agreement and Plan of Merger and the CVR payment structure.

         On October 9, 2003, the parties negotiated an increased enterprise value of Miltope Group in the amount of $44.95 million. Because of Quarterdeck's involvement in, and extensive knowledge of, the transaction, Legacy requested that the company expand Quarterdeck's engagement to also include the delivery of a fairness opinion. The company agreed and, on October 9, 2003, if engaged Quarterdeck to issue a fairness opinion with respect to the mergers, separately and independently from Legacy.

         On October 14, 2003, Miltope Group issued a press release announcing that it had reached a non-binding oral agreement with an unaffiliated third party concerning the possible acquisition of Miltope Group. The company also announced in the press release that pricing terms ranged from $5.25 to $5.90.

         On October 21, 2003, Miltope Group's board of directors, after receiving separate and independent fairness opinions from both Quarterdeck and Legacy, and Miltope Corporation's board of directors both approved the Agreement and Plan of Merger, the CVR Agreement and the indemnity agreement, each with Vision Technologies Kinetics, a wholly-owned subsidiary of Vision Technologies Systems, and Miltope Group's board of directors also approved the voting agreements.

         On October 22, 2003, Miltope Group and Vision Technologies Kinetics jointly issued a press release announcing that the two companies had agreed on the terms of merger, pursuant to which, Miltope Corporation would become a wholly-owned subsidiary of Vision Technologies Kinetics.

RECOMMENDATION OF THE BOARD OF DIRECTORS; MILTOPE GROUP'S PURPOSE AND REASONS FOR THE MERGERS

         At a meeting of the board of directors held on October 21, 2003, Miltope Group's board of directors, after careful review of the documents, facts and circumstances relating to the mergers, and after hearing the separate and independent presentations of Quarterdeck and Legacy regarding the fairness of the transaction to the stockholders of Miltope Group, unanimously concluded, based in part on the presentations of its two financial advisors, that the mergers, and the terms and provisions of the Agreement and Plan of Merger, including the merger consideration of $5.78 in cash per share and one CVR per share, were fair and in the best interests of Miltope Group's stockholders, unanimously approved the Agreement and Plan of Merger and the voting agreements, authorized Miltope Group to enter into the Agreement and Plan of Merger and the voting agreements and unanimously resolved to recommend to the stockholders of Miltope Group that they vote to adopt the Agreement and Plan of Merger and approve the mergers.

         The board of directors, in determining that the terms of the Agreement and Plan of Merger were advisable, fair and in the best interests of Miltope Group's stockholders, and in determining to recommend to the stockholders of Miltope Group that they adopt the Agreement and Plan of Merger and approve the mergers, considered certain factors, including but not limited to, the following:

         (i) the financial condition, assets, results of operations, business and prospects of Miltope Group and the risks inherent in achieving those prospects, including, without limitation, future demand for Miltope Group's products and services, general economic conditions, actions of competitors, termination of contracts at the convenience of the United States government and customer funding variations in connection with multi-year contracts and follow-on options;

         (ii) the volumes at which the common stock has traded in recent periods;

         (iii) the negotiations which took place between Vision Technologies Kinetics, on the one hand, and Miltope Group, on the other hand, with respect to the merger consideration and the belief by the members of the board of directors that $5.78 per share was the highest price that Vision Technologies Kinetics would agree to pay or that could be obtained from any other source reasonably capable of consummating a transaction;

         (iv) that the merger consideration to be received by Miltope Group's stockholders in the mergers reflects an increased negotiated enterprise value of Miltope Group of approximately $10.35 million, or approximately 30%, when compared to the initial purchase price offered by Vision Technologies Systems in March 2003;

         (v)    expressions of interest from other prospective purchasers;

         (vi) the trading prices at which the common stock traded since Miltope Group's initial public offering;

         (vii) the potential for Miltope Corporation and PGI to succeed in the DRS litigation and the amount of net proceeds that could be recovered from the litigation, by settlement or judgment, and the fact that, if the mergers are effected, each of Miltope Group's stockholders will have the right, as a result of the CVR, to obtain a portion of any such proceeds;

         (viii) the risks that Miltope Corporation and PGI will not succeed in the DRS litigation and that the costs and expenses associated with the litigation could exceed any proceeds from the litigation;

         (ix) the strategic fit with Vision Technologies Kinetics given the nature of the respective businesses;

         (x) the separate and independent opinions of each of Quarterdeck and Legacy as to the fairness, from a financial point of view, of the cash portion of the merger consideration to be received by Miltope Group's stockholders, as set forth in each such opinion and the analyses presented to the board of directors of Miltope Group by these financial advisors on October 21, 2003; and

         (xi) the availability of appraisal rights under the DGCL to holders of common stock who dissent from the mergers, which rights provide stockholders who dispute the fairness of the merger consideration with an opportunity to have a court determine the fair value of their shares.

         Each of the foregoing factors supported the decision of Miltope Group's board of directors. The board of directors viewed all of the foregoing factors as important in reaching its conclusion and did not assign any particular weight to any individual factor.

         The board of directors also considered the following potentially negative factors in their deliberations concerning the mergers, which factors are not listed in any relative order of importance:

         (i) following the mergers, the stockholders of Miltope Group will cease to participate in any future earnings growth or increase in value of Miltope Group;

         (ii) the actual or potential conflicts of interest that certain officers, directors and stockholders of Miltope Group have in connection with the mergers;

         (iii) a portion of the merger consideration is contingent and payable pursuant to the CVRs only in the event that Miltope Corporation and PGI are successful in the DRS litigation; and that if Miltope Corporation and PGI do not obtain a substantial award or favorable settlement in the DRS litigation, little or no payment will be made under the CVRs; and

         (iv) the possibility that the mergers will not be consummated and the resulting effects to Miltope Group and to the stockholders of Miltope Group.

         The board of directors viewed all of the foregoing factors as important in reaching their conclusion. In light of the number and variety of factors the board of directors considered in connection with its evaluation of the mergers, the board of directors did not find it practicable to assign relative weights to the foregoing factors, and, accordingly, the board of directors did not do so. Rather, the board of directors based its recommendation on the totality of the information presented to and considered by it, except that particular consideration was placed on:

(i) the separate and independent opinions of Quarterdeck and Legacy that the cash portion of the merger consideration, $5.78 per share, was fair, from a financial point of view, to the stockholders of Miltope Group, as set forth in their respective opinions; and (ii) the negotiations that took place between Miltope Group and Vision Technologies Kinetics.

         The purpose of effecting the mergers at this time is to provide the stockholders of Miltope Group with an opportunity to liquidate their investment in Miltope Group for cash at a significant premium to the average market price for the common stock during the past several years. The board of directors determined that it was an appropriate time to enter into the mergers based on its knowledge of the industry in which Miltope Group competes and its belief that the value of the common stock in the foreseeable future could be less than the value that could be obtained through the mergers.

         The foregoing discussion of the factors considered by the board of directors is not meant to be exhaustive, but includes all material factors considered by the board of directors to support its recommendation.

         THE BOARD OF DIRECTORS BELIEVES THAT THE MERGERS ARE FAIR TO, AND IN THE BEST INTERESTS OF, MILTOPE GROUP'S STOCKHOLDERS. THE BOARD OF DIRECTORS HAS ADOPTED THE AGREEMENT AND PLAN OF MERGER AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER AND APPROVAL OF THE MERGERS.

         Except to the extent a recommendation is made in a person's capacity as a director, no executive officer of Miltope Group has made any recommendation with respect to the adoption of the Agreement and Plan of Merger, approval of the mergers or any other transaction contemplated by the Agreement and Plan of Merger.

OPINION OF QUARTERDECK INVESTMENT PARTNERS

         Miltope Group retained Quarterdeck under an engagement letter, dated June 24, 2002, to act as financial advisor regarding Miltope Group's long-term financial strategy. Pursuant to the terms of Quarterdeck's financial advisor engagement letter, Quarterdeck assisted Miltope Group in soliciting and assessing expressions of interest in Miltope Group. The solicitations generated interest from multiple parties and, ultimately, culminated with the execution of the Agreement and Plan of Merger.

         Miltope Group selected Quarterdeck as its financial advisor with respect to the mergers because Quarterdeck is an investment banking firm that has substantial experience in the global aerospace, defense and government services markets and is familiar with Miltope Group and prospective acquirers of Miltope Group. As part of its investment banking business, Quarterdeck is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions and valuations for corporate and other purposes in the global aerospace, defense and government services markets.

         In connection with the proposed mergers, on October 9, 2003, Miltope Group retained Quarterdeck under an engagement letter to render its written opinion to Miltope Group's board of directors as to whether the merger consideration to be received in connection with the proposed mergers is fair, from a financial point of view, to the stockholders of Miltope Group, other than holders of shares as to which statutory appraisal rights are perfected, pursuant to the terms of the Agreement and Plan of Merger.

         The merger consideration was determined in arm's-length negotiations between Miltope Group and Vision Technologies Systems. Pursuant to Quarterdeck's fairness opinion engagement letter, Quarterdeck was not retained for the purpose of making a recommendation, nor did it make a recommendation, as to the amount of consideration to be paid in the mergers. No restrictions or limitations were imposed by Miltope Group upon Quarterdeck with respect to the investigations made or the procedures followed by Quarterdeck in rendering its opinion.

         On October 21, 2003, Miltope Group's board of directors met to review the proposed mergers. During this meeting, Quarterdeck reviewed with the board of directors certain financial analyses, as described below. At the meeting, Quarterdeck rendered to the board of directors its oral opinion, subsequently confirmed by delivery of a written opinion, dated as of October 21, 2003, that, based upon and subject to the various considerations set forth in the opinion, the merger consideration was fair, from a financial point of view, to the stockholders of Miltope Group, other than holders of shares as to which statutory appraisal rights are perfected.

         The full text of Quarterdeck's opinion, which sets forth, among other things, assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by Quarterdeck in rendering its opinion is attached as Annex E to this proxy statement and is incorporated herein by reference in its entirety. Miltope Group and its board of directors urge its stockholders to, and they should, read the Quarterdeck opinion carefully and in its entirety. The summary of the Quarterdeck opinion in this proxy statement is qualified in its entirety by reference to the full text of the Quarterdeck opinion.

         Quarterdeck's opinion was provided for the information and assistance of the board of directors in connection with its consideration of the mergers. The Quarterdeck opinion addresses only the fairness, from a financial point of view and as of the date of the Quarterdeck opinion, of the merger consideration, does not address Miltope Group's underlying business decision to effect the mergers and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the mergers.
Quarterdeck's opinion did not address in any way any other merger terms or agreements including, without limitation, the financial or other terms of any voting, contingent value rights or indemnity agreement.

         Quarterdeck's opinion spoke only as of the date it was rendered, was based on the conditions as they existed and information with which it was supplied as of such date and was without regard to any market, economic, financial, legal, tax or other circumstances or event of any kind or nature which might exist or occur after such date. Unless otherwise noted, all of Quarterdeck's analyses were performed based on market information available as of October 17, 2003.

         In connection with its opinion, Quarterdeck, among other things:

         o reviewed a draft dated as of October 21, 2003, of the Agreement and Plan of Merger and certain other related agreements;

         o reviewed certain publicly available business and financial information relating to Miltope Group;

         o reviewed certain other information relating to Miltope Group, including certain internal financial analyses, budgets, reports and other information, that Miltope Group provided to or discussed with Quarterdeck; and

         o met with Miltope Group's management team to discuss historical and current operations, financial conditions and prospects, as well as the impact on Miltope Group and its prospects of the economy and their industry, including the effect of the current economic environment.

         In connection with its review, Quarterdeck did not assume any responsibility for independent verification of any of the foregoing information and relied on such information being complete and accurate in all material respects. With respect to the financial forecasts for Miltope Group that Quarterdeck reviewed, Quarterdeck was advised, and assumed, that such forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of Miltope Group's management team as to Miltope Group's future financial performance. Quarterdeck was not requested to make, and did not make, an independent evaluation or appraisal of Miltope Group's assets or liabilities (contingent or otherwise), nor was Quarterdeck furnished with any such evaluations or appraisals. Quarterdeck did not make an independent assessment of any lawsuit or legal advice. The Quarterdeck opinion necessarily is based upon information available to it as of the date of the opinion and upon financial, economic, market and other conditions as they existed and could be evaluated on the date of the opinion. In addition, Quarterdeck assumed that the mergers would be consummated upon the terms set forth in the Agreement and Plan of Merger without material alteration thereof. Quarterdeck assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the Agreement and Plan of Merger were true and correct, that each party would perform all of its covenants and agreements under the Agreement and Plan of Merger and that all conditions to the consummation of the mergers would be satisfied without waiver.

         In preparing its opinion to Miltope Group's board of directors, Quarterdeck performed a variety of financial and comparative analyses. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Quarterdeck believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying the Quarterdeck opinion. No company or transaction used in the analysis performed by Quarterdeck as a comparison is identical to Miltope Group or to the mergers. In addition, Quarterdeck may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuation resulting from any particular analysis described below should not be taken to be Quarterdeck's view of Miltope Group's actual value. In performing its analyses, Quarterdeck made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond Miltope Group's control. The analyses performed by Quarterdeck are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than that suggested by such analyses. In addition, analyses relating to the value of businesses or assets do not purport to be appraisals or to necessarily reflect the prices at which businesses or assets may actually be sold. The analyses performed were prepared solely as part of Quarterdeck's analysis of the fairness, from a financial point of view, of the mergers and were provided to Miltope Group's board of directors in connection with the delivery of the Quarterdeck opinion. Quarterdeck did not place any weight on any potential value of the CVRs when making its analyses and does not make any representations with regard to the value of the CVRs.

         The following is a brief summary of the material analyses performed by Quarterdeck in connection with the preparation of its opinion, and presented to Miltope Group's board of directors at its meeting held on October 21, 2003. Certain of the summaries of the financial analyses include information presented in tabular format. In order to understand fully the material financial analyses used by Quarterdeck, the tables should be read together with the text of each summary. The tables alone do not constitute a complete description of the material financial analyses.

         HISTORICAL TRADING ANALYSIS. To provide contextual data and comparative market information, Quarterdeck reviewed the historical trading data of Miltope Group's common stock over various periods ending October 17, 2003 and compared such data with the cash merger consideration. The following table sets forth the average closing price of Miltope Group's common stock for those periods and the premium implied by the cash merger consideration in the mergers to those historical average closing prices:

                                              AVERAGE             IMPLIED
         PERIOD                            CLOSING PRICE       PREMIUM PAID
         ------                            -------------       ------------
         October 17, 2003                      $5.65                2.3%
         Last Three Months                     $4.84               19.4%
         Last Six Months                       $4.08               41.7%
         Last Twelve Months                    $3.75               54.1%
         Last Two Years                        $3.23               78.9%

         COMPARABLE COMPANY ANALYSIS. To provide contextual data and comparative market information, Quarterdeck compared selected historical operating and financial ratios for Miltope Group to certain publicly traded aerospace and defense manufacturing companies that Quarterdeck deemed relevant.

         In conducting its analysis, Quarterdeck compared, among other things, the enterprise value of Miltope Group implied by the cash merger consideration, expressed as a multiple of actual (as adjusted for one time or unusual items that were publicly disclosed) latest twelve months, or LTM, revenue, earnings before interest, taxes, depreciation and amortization (also referred to as "EBITDA"), and earnings before interest and taxes (also referred to as "EBIT") as of June 30, 2003 and to estimated revenue and EBITDA for the 2003 calendar year (as available) to the respective low, mean, median and high enterprise value multiples of the comparable companies implied by the public trading value of their common stock. In addition, Quarterdeck compared, among other things, the cash merger consideration expressed as a multiple of estimated earnings per share for the 2003 calendar year, or "CY", and the 2004 calendar year (as available) to the respective low, mean, median and high price to earnings multiples of the comparable companies implied by the public trading prices of their common stock. Quarterdeck reviewed information as of October 17, 2003 to calculate specified financial and operating information, market values and trading multiples (as described below), and then compared Miltope Group's financial and operating information, market values and trading multiples as of October 17, 2003, with the corresponding financial and operating information, market values and multiples of the following selected companies: The Allied Defense Group, Inc., Ducommun, Inc., Nortech Systems, Inc., Reinhold Industries, Inc., Sparton Corp., Tadiran Communications Ltd. and Teledyne Technologies Inc. Although Quarterdeck used these companies for comparative purposes, no company utilized in the Comparable Company Analysis is identical to Miltope Group. Accordingly, consideration of the results cannot be limited to a quantitative review of the mathematical analysis, such as determining the average or median, and involves complex considerations and judgments concerning differences in industry performance, general business, economic, market and financial conditions and other matters concerning the companies as well as Miltope Group.


                            IMPLIED    COMPARABLE COMPANY ANALYSIS MULTIPLES
     ENTERPRISE VALUE     TRANSACTION  -------------------------------------
     AS A MULTIPLE OF:     MULTIPLES    LOW       MEAN     MEDIAN     HIGH
     -----------------     ---------    ----      ----     ------     ----
     LTM Revenue ........    0.7x       0.3x      0.6x      0.6x      0.9x
     LTM EBITDA .........    7.4x       2.6x      5.8x      6.8x      8.3x
     LTM EBIT ...........    9.1x       3.7x      8.1x      9.4x     12.1x
     2003 CY Revenue ....    0.7x       0.6x      0.6x      0.6x      0.6x
     2003 CY EBITDA .....    6.5x       4.1x      6.4x      6.4x      8.6x


         Quarterdeck selected a range about the mean enterprise value to LTM EBITDA multiple for the Comparable Company Analysis which resulted in an implied valuation range of $3.75 to $4.70 per share of Miltope Group's common stock.

         PRECEDENT TRANSACTION ANALYSIS. Using publicly available information, Quarterdeck reviewed Miltope Group's implied transaction multiples relative to the corresponding multiples of nineteen precedent transactions in the aerospace and defense manufacturing industry and related industries with enterprise values approximately corresponding to the enterprise value of Miltope Group implied by the cash merger consideration. No transaction utilized as a comparison in the Precedent Transaction Analysis is identical to the mergers. Accordingly, consideration of the results cannot be limited to a quantitative review of the mathematical analysis, such as determining the average or median, and involves complex considerations and judgments concerning differences in industry performance, general business, economic, market and financial conditions and other matters concerning the companies as well as Miltope Group. For each of these precedent transactions, Quarterdeck compared as a multiple of LTM revenue and EBITDA the enterprise value of each transaction (as available), calculated as of the effective date of each transaction.

DATE                   ACQUIROR                              TARGET
----                   --------                              ------
August 21, 2003(1)     Cubic Corporation                     ECC International Corporation
September 18, 2003     Itronix Corporation                   Golden Gate Capital
September 3, 2003      Aeroflex Incorporated                 MCE Technologies, Inc.
July 31, 2003          Aeroflex Incorporated                 Racal Wireless Solution Group
March 27, 2003         BAE SYSTEMS Electronic Systems Ltd.   Advanced Power Technology, Inc.
March 11, 2003         ECO Corp.                             Darlington
February 18, 2003      DRS Technologies, Inc.                Power Technology Inc.
February 7, 2003       EDO Corp.                             AERA
January 22, 2003       Emcore Corp.                          Optoelectronics Business/Agere Systems, Inc.
December 19, 2002      L-3 Communications Holdings           Ship Analytics, Inc.
December 18, 2002      Northrop Grumman Corp.                Fibersense Technology Corp.
December 13, 2002      Three-Five Systems Inc.               ETMA Corp.
December 6, 2002       BAE SYSTEMS North America             Condor Pacific Industries, Inc.
November 25, 2002      Crane Co.                             General Technology Corp.
November 8, 2002       L-3 Communications Holdings           International Microwave Corp.
September 24, 2002     L-3 Communications Holdings           Technology, Mgmt & Analysis Corp.
August 29, 2002        Esterline Technologies Corp.          Flares Business/BAE Systems North America
March 28, 2002         International Rectifier Corp.         Military Product Line/Fairchild Semiconductor
January 7, 2002        L-3 Communications Holdings           SY Technology, Inc.


                                                  SELECTED TRANSACTION MULTIPLES
                                IMPLIED           ------------------------------
                         TRANSACTION MULTIPLES        MEAN            MEDIAN
   ENTERPRISE VALUE      ---------------------        ----            -------
     AS A MULTIPLE OF:
   LTM revenue                    0.7x                0.9x             1.0x
   LTM EBITDA                     7.4x                7.2x             7.4x

         Quarterdeck selected a range about the mean enterprise value to LTM EBITDA multiple for the Precedent Transaction Analysis which resulted in an implied valuation range of $5.08 to $6.02 per share of Miltope Group's common stock.

         PREMIUMS PAID ANALYSIS. Quarterdeck conducted a premiums paid analysis based on the premium of the offer price over the trading prices one day, one week and one month prior to the announcement date of selected representative transactions from April 7, 2003 to October 9, 2003. Quarterdeck reviewed the following transactions in all industries involving acquisitions of public companies with enterprise values between $25 and $75 million.

DATE                 ACQUIROR                           TARGET
----                 --------                           ------
October  9, 2003     Bunker Hill Bancorp                NS&L Bancorp, Inc.
September 2, 2003    Flexsteel Industries, Inc.         DMI Furniture, Inc.

--------
(1) This transaction has not yet closed. This calculation was based on the announcement date of the transaction.

July 18, 2003        CIVCO Holding, Inc.                Colorado MEDtech Inc.
July 18, 2003        Capital Growth Partners LLC        United Park City Mines Co.
July 3, 2003         Investor Group                     Lillian Vernon Corp.
July 2, 2003         Bruker Daltonics Inc.              Bruker AXS, Inc.
July 1, 2003         OpenTV Corp.                       ACTV Inc.
July 1, 2003         Alcan Inc.                         Baltek Corp
June 30, 2003        Intuitive Surgical, Inc.           Computer Motion, Inc.
June 20, 2003        Classic Bancshares, Inc.           First Federal Financial
June 16, 2003        Dendrite International, Inc.       SYNAVANT, Inc.
May 5, 2003          Oaktree Capital Management LLC     Acorn Products, Inc.
April 25, 2003       Sun Bancorp Inc.                   Steelton Bancorp, Inc.
April 7, 2003        Krispy Kreme Doughnuts Inc.        Montana Mills Bread Co., Inc.

         The following table presents the premiums of offer prices over the trading prices one day, one week and one month prior to the announcement date for the respective transactions, and the implied premiums based on the cash merger consideration. The information in the table is based on the closing stock price of Miltope Group on October 17, 2003.

                               IMPLIED      REPRESENTATIVE TRANSACTION PREMIUM
         PREMIUMS PAID TO    TRANSACTION    ----------------------------------
         TRADING AVERAGE       PREMIUM       LOW     MEAN    MEDIAN    HIGH
         ----------------    -----------     ----    -----   ------   ------
         One Day Prior           2.3%        2.2%    37.0%    39.4%    72.6%
         One Week                0.6%        2.9%    37.6%    37.9%    75.9%
         One Month              -5.7%        2.9%    46.0%    34.1%   155.6%

         Quarterdeck selected a range within the mean for all periods for the Premiums Paid Analysis which resulted in an implied valuation range of $7.63 to $8.19 per share of Miltope Group's common stock.

         LEVERAGED BUYOUT ANALYSIS. Using the operating projections provided to Quarterdeck by Miltope Group's management, Quarterdeck performed an analysis to determine the potential price per share, under current market conditions, that a purchaser in a leveraged buyout could theoretically pay for Miltope Group while earning targeted returns typical for the financial sponsor industry. In performing this analysis, Quarterdeck assumed that, (i) the mergers would close by the end of the 2003 fiscal year and the first projected fiscal year would be 2004; and (ii) a pro forma capital structure including (a) leverage multiples based on estimated CY 2003 adjusted EBITDA, (b) total new leverage with terms consistent with market pricing and availability and (c) exit multiples consistent with publicly traded comparable companies.

         The Leveraged Buyout Analysis resulted in an implied valuation range of $4.25 to $4.45 per share of Miltope Group's common stock.

         DISCOUNTED CASH FLOW ANALYSIS. Using the operating projections provided to Quarterdeck by Miltope Group's management, Quarterdeck performed a discounted cash flow analysis in which it estimated the value of Miltope Group by adding the discounted value of Miltope Group's annual projected free cash flows for a five-year time period to the discounted terminal value for Miltope Group.
Quarterdeck used a terminal value based on the mean values derived by the comparable company analysis and precedent transaction analysis. Miltope Group's cash flows and terminal value were discounted to present value using weighted average cost of capital based on the theoretical cost of capital derived from Miltope Group's recent trading performance.

         The Discounted Cash Flow Analysis resulted in an implied valuation range of $4.45 to $5.84 per share of Miltope Group's common stock.

         SUMMARY OF ANALYSES. Based on the analyses described above and certain qualitative considerations, Quarterdeck noted that the cash merger consideration was within the implied valuation range resulting from two of the analyses, above the range of two analyses and below the range of the remaining analysis. Quarterdeck noted that all of its analyses excluded the potential value of the CVR. In reaching its opinion, Quarterdeck did not assign any particular weight to any one analysis or the results yielded by that analysis. Rather, having viewed these results in the aggregate, Quarterdeck exercised its professional judgment in determining that, based on the aggregate of the analyses used and the results they yielded, the merger consideration was fair, from a financial point of view, to Miltope Group's stockholders other than those perfecting their statutory appraisal rights. Quarterdeck believed it was inappropriate to, and therefore did not, rely solely on the quantitative results of the analyses and, accordingly, also made qualitative judgments concerning differences between the characteristics of Miltope Group, the mergers and the data selected for use in its analyses.

         As described above, in connection with the approval of the mergers, the board of directors of Miltope Group separately retained Quarterdeck to render this opinion. Quarterdeck will receive a fee of $100,000 from Miltope Group for rendering its opinion and making the presentation referred to above. This latter fee is not contingent upon results of the mergers nor the completion of any transaction involving Miltope Group. Separately, Quarterdeck will receive a fee of 2.5% of the merger consideration, less any fee paid pursuant to Quarterdeck's fairness opinion engagement letter, from Miltope Group in connection with the advisory services it has provided pursuant to Quarterdeck's financial advisor engagement letter. This fee is contingent upon the completion of a transaction involving Miltope Group. In addition, should the value of the CVRs elevate the total enterprise value of the transaction over $45 million after the closing of the transaction, Quarterdeck will be entitled to additional compensation based on a new enterprise value. If no transaction occurs, Quarterdeck is entitled to receive $500,000 from Miltope Group. The terms of both Quarterdeck's engagement letter and its fairness opinion engagement letter, which are customary in transactions of this nature, were negotiated at arm's length between Miltope Group and Quarterdeck. In addition under both engagements, Miltope Group has agreed to reimburse Quarterdeck for its out-of-pocket expenses, including attorney's fees, incurred in connection with its engagement and to indemnify Quarterdeck and certain related persons against any liabilities and expenses arising out of or in conjunction with its rendering of services pursuant to its engagement, except if such liabilities are found in a final court judgment to be the direct result of Quarterdeck's gross negligence, bad faith or willful misconduct. Quarterdeck has, in the past two years, provided investment banking services to Singapore Aerospace, an affiliate of Vision Technologies Kinetics, for which Quarterdeck received $100,000.

OPINION OF LEGACY PARTNERS GROUP

         On June 19, 2003, Miltope Group retained Legacy to act as its financial advisor in connection with the mergers and related matters based on its qualifications, expertise, reputation, and its knowledge of the business and affairs of Miltope Group.

         The fairness opinion of Legacy is described below.

         At the October 21, 2003 meeting of Miltope Group's board of directors, Legacy reviewed and considered the terms of the mergers and rendered its oral opinion to the board of directors that, as of that date, the $5.78 cash merger consideration to be received by the holders of Miltope Group's common stock as provided in the draft of the Agreement and Plan of Merger, dated as of October 21, 2003, was fair from a financial point of view to the holders of Miltope Group's common stock (other than holders of dissenting shares and GUI). Legacy subsequently delivered to Miltope Group's board of directors a written opinion, dated October 21, 2003, confirming its oral opinion. Pursuant to Legacy's engagement letter, Legacy was not retained for the purpose of making a recommendation, nor did it make a recommendation, as to the amount of consideration to be paid in the mergers. No limitations were imposed by Miltope Group's board of directors upon Legacy with respect to the investigations made or the procedures followed by Legacy in rendering its opinion.

         The full text of Legacy's opinion, dated October 21, 2003, is attached as Annex F to this proxy statement. Legacy's opinion describes, among other things, the assumptions made, procedures followed, matters considered, and limits on the review undertaken in connection with that opinion. Miltope Group's stockholders are urged to, and should, read the opinion carefully and in its entirety. Legacy addressed its opinion to Miltope Group's board of directors. The opinion relates only to the fairness, from a financial point of view, of the $5.78 per share cash consideration to be received by the holders of Miltope Group's common stock (other than holders of dissenting shares and GUI) and does not address any other aspect of the mergers. It does not constitute a recommendation to any holder of Miltope Group's common stock as to how to vote at the meeting. The summary of Legacy's opinion set forth in this document is qualified in its entirety by reference to the full text of such opinion.

         In connection with rendering its opinion, Legacy, among other things:

         o Reviewed the draft of the Agreement and Plan of Merger, including the financial terms of the agreement;

         o Reviewed certain publicly available business, financial and other information regarding Miltope Group;

         o Reviewed the current and historical market pricing and trading volume of Miltope Group's stock;

         o Compared the publicly available business, financial and other information regarding Miltope Group with similar information regarding certain other publicly traded companies that it deemed relevant;

         o Compared the proposed financial terms of the draft of the Agreement and Plan of Merger with the financial terms of certain other business combinations and transactions that it deemed relevant;

         o Developed discounted cash flow models for Miltope Group, relying on forecasts provided by management;

         o Developed leveraged buyout models of Miltope Group based on those same management projections;

         o Considered other information such as financials studies as well as financial and economic/market criteria that it deemed relevant in the context of determining the fairness, from a financial point of view, of the proposed transactions;

         o Held discussions with members of senior management of Miltope Group with respect to its business, prospects and strategic objectives; and

         o Reviewed the contents of the data room prepared by Miltope Group and its advisors.

         In rendering its opinion, Legacy relied upon the accuracy and completeness of the foregoing financial and other information it reviewed for the purposes of its opinion, and Legacy did not assume any responsibility for any independent verification of such information. Legacy did not prepare or obtain any independent valuation or appraisal of any of the assets or liabilities of Miltope Group or concerning the solvency or fair value of Miltope Group (within the context of a solvency analysis). With respect to financial forecasts, Legacy assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of Miltope Group as to the future financial performance of Miltope Group, and Legacy expressed no view as to the reasonableness of such forecasts, projections and estimates or the assumptions on which they were based.

         Further, Legacy's opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Legacy as of, the date of its opinion. Legacy's opinion did not address any aspect of the mergers other than the $5.78 cash merger consideration to the extent provided in its opinion, and Legacy expressed no opinion as to the CVRs. Legacy also expressed no opinion as to the underlying business decision to effect the mergers.

         In rendering its opinion, Legacy assumed that the mergers would be consummated on the terms described in the draft of the Agreement and Plan of Merger without any waiver of any material terms or conditions by Miltope Group, and that obtaining the necessary regulatory approvals for the mergers would not have a material adverse effect on Miltope Group.

         The following is a summary of material financial analyses performed by Legacy in preparation of its oral opinion rendered on October 21, 2003, and reviewed with Miltope Group's board of directors on that date. These summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Legacy, the tables must be read together with the accompanying text of each summary. The tables alone do not constitute a complete description of the financial analyses.

VALUATION

         As part of its analysis,  Legacy employed four valuation methodologies:
(1) a comparable companies analysis, (2) a comparable transactions analysis, (3) a discounted cash flow analysis and (4) a leveraged buyout analysis.

         COMPARABLE COMPANIES ANALYSIS. Legacy presented an overview of Miltope Group, including a review of Miltope Group's historical financial data, and compared Miltope Group's financial performance, market multiples, and stock price performance to that of a company index consisting of a certain group of defense-aerospace companies, also referred to as the "Peer Index". The Peer Index included data for 11 publicly traded defense-aerospace companies that Legacy considered comparable to Miltope Group for the purposes of this analysis, and included the following companies:

       The Allied Defense Group, Inc.       Innovative Solutions & Support, Inc.
       DRS Technologies, Inc.               Nortech Systems Incorporated
       Ducommun Incorporated                Sparton Corporation
       Elbit Systems Ltd.                   Sypris Solutions, Inc.
       Esterline Technologies Corporation   Teledyne Technologies Incorporated
       Herley Industries, Inc.

         With regard to Miltope Group's financial performance, Legacy compared various financial statistics to analyze the operating performance of Miltope Group versus the Peer Index, using data for the twelve months ended June 30, 2003, or in the case of the companies in the Peer Index the latest available date.

         Legacy also presented an overview of Miltope Group's market multiples and stock price performance as compared to the respective statistics of the Peer Index. The comparative analysis for Miltope Group was presented using the closing price of its common stock of $5.65 on October 17, 2003. Current prices of the companies in the Peer Index are also as of October 17, 2003. Comparative stock performance data from this analysis is shown in the following table:


                                  Mean                                Cash
Prices as a multiple of:       Peer Index         Miltope        Consideration
                               ----------         -------        -------------
LTM Net Sales                     0.76x            0.72x              0.73x
LTM EBITDA                        7.2x             7.4x(1)            7.6x
LTM EBIT                         10.5x             8.8x(1)            8.9x

----------
(1) Excludes $150,000 in asset impairment, $303,000 in non-recurring consolidation expense and legal expenses related to the DRS litigation.

         COMPARABLE TRANSACTIONS ANALYSIS. Legacy performed an analysis of the consideration paid in multiple acquisitions of companies. The consideration paid as a multiple of revenue and EBITDA in the two precedent transactions Legacy considered most relevant was compared to the multiples implied by the cash consideration offered to holders of the common stock of Miltope Group (other than holders of dissenting shares) in the mergers. The two transactions considered by Legacy to be most relevant were:

     Announcement Date          Target Name               Acquirer Name
     -----------------          -----------               -------------
          08/21/03        ECC International Corp.       Cubic Corporation
          07/23/03              Simula, Inc.           Armor Holdings, Inc.

         The multiples of revenues and EBITDA for the precedent transactions were based on the acquired company's revenues and EBITDA for the most recent twelve months prior to announcement of the relevant transaction.


                            ECC/Cubic     Simula/Armor     Cash Consideration
                            ---------     ------------     ------------------
Price as a matter of:

         Revenues             1.11x           1.05x                0.73x
         EBITDA               7.4x            6.1x                 7.6x

         DISCOUNTED CASH FLOW ANALYSIS. Legacy performed a five-year discounted cash flow analysis to determine a range of present values per share of Miltope Group's common stock. The earnings projections that formed the basis for the cash flow and the terminal value were based on management's estimates for the years 2004 through 2008. The cash flow stream and terminal values were discounted to present values using a range of discount rates from 11% to 13%, which Legacy viewed as the appropriate discount rate range for a company with Miltope Group's risk characteristics.

         Two methods of discounted cash flow analysis were employed: a terminal EBITDA multiple method using valuation multiples of 6.0x, 6.5x and 7.0x with implied free cash flow growth rates ranging from 2.4% to 5.4%; and a constant free cash flow growth method using free cash flow growth rates of 2.5%, 3.0% and 3.5% with implied EBITDA multiples ranging from 4.9x to 6.9x. Employing these methods produced an implied per share value range for Miltope Group's stock of $4.14 to $6.02.

         LEVERAGED BUYOUT ANALYSIS. Legacy also performed a leveraged buyout analysis to arrive at a range of values for Miltope Group's stock. This analysis assumed target equity returns between 25% and 30% and EBITDA exit multiples of 5x to 6x. The projections that formed the basis for this analysis were management's estimates for the years 2004 through 2008. Legacy used assumptions regarding leverage multiples and interest rates that it considered to be reasonable under the circumstances. This analysis produced an implied valuation of between $4.25 and $4.75 per share for Miltope Group's stock.

         The summaries set forth above do not purport to be complete descriptions of the analyses conducted by Legacy. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. Legacy believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering the analyses taken as a whole, would create an incomplete view of the analyses underlying its opinion. In addition, Legacy considered the results of all such analyses and did not assign relative weights to any of the analyses, so that the ranges of valuations resulting from any particular analysis described above should not be taken to be Legacy's view of the actual value of Miltope Group's common stock.

         In performing its analyses, Legacy made numerous assumptions with respect to industry performance, general business, economic and regulatory conditions and other matters, many of which are beyond the control of Miltope Group. The analyses performed by Legacy are not necessarily indicative of actual values, trading values or actual future results that might be achieved, all of which may be significantly more or less favorable than suggested by these analyses. Legacy's analyses were prepared solely as part of its analysis of the fairness, from a financial point of view, of the $5.78 per share cash consideration to be received by the holders of Miltope Group's common stock (other than holders of dissenting shares and GUI) in the mergers and do not purport to be appraisals or to reflect the prices at which Miltope Group might be sold.

         No company or transaction used in any of the analyses is identical to Miltope Group or the mergers. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning financial and operating characteristics of Miltope Group and other factors that could affect the public trading value of the companies to which they are being compared. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable transaction data or comparable company data.

         In addition, as described above, Legacy's opinion was one of many factors taken into consideration by Miltope Group's board of directors in making its determination to approve the mergers. Consequently, the analyses described above should not be viewed as determinative of the opinion of Miltope Group's board of directors with respect to the value of Miltope Group or whether the board of directors would be willing to agree to a different consideration. The consideration to be received by the holders of Miltope Group's common stock (other than holders of dissenting shares) was determined through negotiations between Miltope Group and Vision Technologies Systems and was approved by Miltope Group's board of directors.

         As part of its investment banking business, Legacy is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, competitive biddings, and valuations for corporations and other purposes.

         As consideration for Legacy's services, Miltope Group has paid Legacy a fee of $112,500. In addition, Miltope Group has agreed, among other things, to reimburse Legacy for all out-of-pocket expenses incurred in connection with the services provided by Legacy, and to indemnify and hold harmless Legacy and certain related parties from and against certain liabilities and expenses, which may include certain liabilities under the federal securities laws, in connection with its engagement.

INTERESTS OF CERTAIN PERSONS IN THE MERGERS THAT DIFFER FROM YOUR INTERESTS

         In considering the recommendation of the board of directors, you should be aware that certain officers, directors and stockholders of Miltope Group have relationships or interests in the mergers and the transactions contemplated thereby, including those referred to below, that are different from the interests of other stockholders and that may present actual or potential conflicts of interest.

         In connection with the closing of the mergers, GUI will receive approximately $21.2 million and 3,664,478 CVRs for its stock. If Miltope Group had not agreed to the mergers, GUI would not have been able to sell any substantial portion of its shares of Miltope Group's common stock due to the volume restriction of Rule 144 and the general lack of trading volume. Henry Guy and David Marcus are members of both Miltope Group's board of directors and GUI's board of directors.

         Vision Technologies Systems required, as a condition to the mergers, that GUI enter into, and GUI has entered into, voting agreements with Miltope Group, Vision Technologies Kinetics and VTK Merger Subsidiary. Under the voting agreements, GUI has agreed to vote all of the Miltope Group common stock it owns in favor of the adoption of the Agreement and Plan of Merger and approval of the mergers. GUI owns approximately 61.5% of Miltope Group's outstanding common stock. In the event that the board of directors of Miltope Group terminates the Agreement and Plan of Merger to accept a superior proposal, the Secondary Voting Agreement, pursuant to which GUI is required to vote shares representing approximately 26.5% of Miltope Group's outstanding common stock in favor of the mergers, may be terminated. GUI would continue to be obligated, under the Primary Voting Agreement, to vote shares representing approximately 35% of Miltope Group's outstanding common stock in favor of the mergers.

         Each share of Miltope Group's common stock entitles the holders thereof to one vote on the Agreement and Plan of Merger. Because GUI has agreed to vote approximately 61.5% of Miltope Group's outstanding common stock in favor of the adoption of the Agreement and Plan of Merger and approval of the mergers, unless Miltope Group's board of directors exercises its right to accept a superior proposal, the requisite vote to adopt the Agreement and Plan of Merger and approve the mergers is assured.

         As of October 21, a total of 532,336 shares of Miltope Group's common stock were reserved for issuance pursuant to outstanding options granted under Miltope Group's common stock option plans, of which 287,960 were held by executive officers and five directors of Miltope Group. Prior to the effective time of the mergers, the board of directors will take appropriate action to provide that, immediately prior to the effective time of the mergers, each then outstanding option to purchase Miltope Group's shares will become exercisable in full, and to the extent not so exercised or validly canceled, will be forfeited as of the effective time. The board of directors may additionally take such action as may be necessary to permit any holder of options to, in lieu of exercise, elect to have any such option cancelled at the effective time and to receive (A) a payment in cash equal to the product of (i) the excess, if any, of $5.78 over the applicable exercise price per share of common stock subject to such stock option and (ii) the total number of shares of common stock subject to such stock option and (B) only if cash is paid for such option, one CVR for each share subject to such option.

         Under the CVR Agreement, Miltope Corporation is required to reimburse GUI, as the stockholder representative, for reasonable expenses and disbursements incurred in connection with its rights and obligations under the CVR Agreement.

         As a condition to the mergers, Vision Technologies Systems required that GUI enter into an indemnity agreement with respect to certain tax and environmental matters. On October 21, 2003, for the benefit of all of Miltope Group's Stockholders, and for no additional consideration, GUI entered into the indemnity agreement.

         On October 21, 2003, Miltope Group, Miltope Corporation and GUI entered into a letter agreement, pursuant to which, among other things, GUI has agreed to accept deferred repayment of the amount of $649,000 due to GUI for certain management and consulting services provided by GUI to Miltope Group and Miltope Corporation. The services rendered by GUI were not provided in connection with, and do not relate to, the mergers.

         Until the effective time of the mergers, Miltope Group will keep in effect in its by-laws, and thereafter for a period of six years, Vision Technologies Kinetics will keep in effect in its articles of incorporation or by-laws, certain provisions that provide for the indemnification and exculpation of the present or former officers, directors, employees and agents of Miltope Group. These provisions may protect the current directors and officers of Miltope Group and its subsidiaries from potential liability in the scope of their service.

         As more fully described in the Agreement and Plan of Merger, Miltope Corporation will maintain officers' and directors' liability insurance covering those persons who are covered by Miltope Group's directors' and officers' insurance as of the date of the Agreement and Plan of Merger or the effective time of the mergers for a period of one year after the effective time and, for a period of five years thereafter, will maintain directors' and officers' insurance for such persons through the directors' and officers' insurance of an affiliate of Vision Technologies Kinetics on terms consistent with those applicable to other officers and directors covered under such directors' and officers' insurance. Such insurance may protect the current directors and officers of Miltope Group and its subsidiaries from potential liability in the scope of their service.

         The Agreement and Plan of Merger also provides that, after the effective time of the mergers, Miltope Corporation is required to arrange for each employee, director and officer of Miltope Group and its subsidiaries who was participating in any of the benefit plans of Miltope Group or any of its subsidiaries immediately before the effective time of the mergers and who remains an employee, director or officer of Miltope Corporation after the effective time of the mergers, to be eligible to participate in any counterpart benefit plans in which employees, directors and officers of Miltope Corporation participate.

         Ronald V. Hite is the Chairman and Chief Executive Officer of Cypress International, Inc. In March 2002, approximately 13 months before Mr. Hite became a member of Miltope Group's board of directors, Cypress and Hoak Breedlove Wesneski & Co. ("HBW") entered into an agreement, pursuant to which, HBW agreed to pay Cypress 15% of any retainers and success fees received by HBW from clients referred to HBW by Cypress. Pursuant to that arrangement and the mergers, Cypress received a fee from HBW, Vision Technologies Kinetics's financial advisor, equal to 15% of the retainer that HBW received from Vision Technologies Kinetics with respect to the Miltope Group opportunity and will receive, upon the closing of the mergers, a fee equal to 15% of the success fee that HBW will receive from Vision Technologies Kinetics if the mergers are effected.

         The board of directors was aware of these potential and actual conflicts of interest and considered them in evaluating the proposed mergers.

EFFECTS OF THE MERGERS

         CERTIFICATE OF INCORPORATION AND BYLAWS OF THE SURVIVING CORPORATION. Pursuant to the Agreement and Plan of Merger, the certificate of incorporation and bylaws of Miltope Corporation in effect immediately prior to the effective time will be the certificate of incorporation and bylaws of the surviving corporation.

         MARKET FOR THE SHARES. Miltope Group's shares of common stock are currently listed and traded on The Nasdaq SmallCap Market under the symbol "MILT". Upon consummation of the mergers, Miltope Group will no longer meet the criteria for continued listing on The Nasdaq SmallCap Market or trading on any other securities market and will accordingly be delisted.

         CONTINUED INTEREST IN MILTOPE GROUP. Upon the effectiveness of the mergers, Miltope Group will cease to exist. Under the DGCL, stockholders of Miltope Group who do not vote for the adoption of the Agreement and Plan of Merger and approval of the mergers and who comply with the requirements of the DGCL on appraisal rights may elect to receive, in cash, the judicially determined fair market value of their shares of common stock in lieu of the merger consideration of $5.78 in cash and one CVR per share.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         The following is a discussion of the material Federal income tax consequences of the mergers to holders of Miltope Group's common stock. It does not address all aspects of Federal income taxation that may be important to you in light of your particular circumstances. For example, it does not address tax consequences that may apply to you if you are a taxpayer that is subject to special treatment under the Federal income tax laws, such as a bank, financial institution, broker-dealer, insurance company, foreign person, or tax-exempt entity, or if you acquired your Miltope Group's common stock by exercising employee stock options or otherwise as compensation. It also does not address any aspect of state, local or foreign taxation. This discussion assumes that, at the time of the mergers, you will hold your Miltope Group's common stock as a capital asset.

         The following discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations promulgated thereunder, administrative rules and practice, and judicial precedent, all as of the date hereof. All of these authorities are subject to change, possibly with retroactive effect, and any such change could alter the tax consequences discussed herein. Miltope Group has not requested and will not request a ruling from the Internal Revenue Service (the "Service") as to any of the federal tax consequences of the mergers, and there can be no assurance that the Service will not disagree with or seek to challenge any of the conclusions set forth herein.

         ALL HOLDERS OF MILTOPE GROUP'S COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL OR OTHER TAX CONSEQUENCES TO THEM OF THE MERGER.

GENERAL TAX TREATMENT TO MILTOPE GROUP'S STOCKHOLDERS

         In general, the mergers will be a taxable transaction to holders of Miltope Group's common stock. Unless open transaction treatment applies (as discussed below), and except as discussed under "Characterization of the CVRs," you will recognize gain or loss at the time of the mergers measured by the difference between (1) the amount of cash and the fair market value (at the time of the mergers) of the CVRs you receive and (2) your tax basis in your Miltope Group's common stock. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if your holding period is more than one year. Your initial tax basis in the CVRs will equal the fair market value of such CVR upon receipt. The holding period of the CVRs will begin on the day following the date of the mergers. The installment method of reporting any gain will not be available with respect to the sale of your shares of Miltope Group's common stock.


         If a payment is made with respect to a CVR, you will recognize gain in the amount by which the payment exceeds your tax basis in the CVR. If no payment is made or the payment is less than your tax basis in the CVR, you will recognize a loss. The character of any gain or loss recognized on such a payment is not entirely clear, and may depend on the characterization of the CVRs for tax purposes (see "Characterization of the CVRs").

         If the fair market value of the CVRs at the time of the mergers cannot be determined, open transaction treatment might be available with respect to the reporting of gain on the mergers. It is the position of the Internal Revenue Service, reflected in Treasury Regulations, that only in "rare and extraordinary cases" is the value of property so uncertain that open transaction treatment is available. If "open transaction" treatment does apply, you would not take the CVRs into account in determining your gain or loss at the time of the mergers. Instead, at that time you would recognize gain (but not loss) to the extent the cash you receive exceeds your tax basis in your Miltope Group's common stock. Thereafter, payments received under the CVRs (other than amounts treated as imputed interest) would first be treated as a non-taxable return of basis to the extent the cash you received did not exceed your tax basis in your Miltope Group's common stock, with any excess treated as capital gain. Such capital gain will be long-term capital gain if you held your Miltope common stock for more than one year. If the DRS litigation is ultimately resolved in such a way that the amount (if any) that you receive with respect to the CVR (other than any amount treated as imputed interest), plus the amount of cash that you received at the time of the mergers, is less than your basis in your Miltope Group's common stock, you will recognize the difference as a loss at that time. Such loss will be capital, and will be long-term if, at the time of the mergers, you held your Miltope Group's common stock for more than one year. Any amount treated as imputed interest will be taxable as ordinary income (whether you otherwise have a gain or loss).

         There is no authority directly on point with respect to whether the receipt of CVRs under the mergers is eligible for open transaction treatment and accordingly, holders of CVRs are urged to consult their tax advisors regarding this issue.

CHARACTERIZATION OF THE CVRS

         Due to a lack of controlling legal authority with respect to instruments similar to the CVRs, the characterization of the CVRs for tax purposes is not clear. However, it is likely that the CVRs will be treated as either (i) debt of Miltope Corporation, (ii) a contractual right not treated as debt, (iii) an equity interest in Miltope Corporation, or (iv) an undivided interest in the DRS litigation.

         In general, the characterization of the CVRs should not materially affect the tax consequences as discussed above, except that:

     o If the CVRs are treated as debt instruments, under the contingent payment debt instrument rules a holder would be required to include currently an amount in income as interest (based on the yield of "comparable" debt instruments) in advance of the receipt of any payment, regardless of a holder's method of accounting. THUS, UNDER THIS CHARACTERIZATION, YOU COULD BE REQUIRED TO INCLUDE AMOUNTS IN INCOME DURING THE PERIOD YOU HOLD THE CVRs, EVEN THOUGH YOU WILL HAVE RECEIVED NO CASH AND MAY NOT EVER RECEIVE SUCH AMOUNTS.

     o If the CVRs are treated as equity, it is possible that, at the time of the mergers, you will only recognize gain with respect to the portion of your Miltope Group's common stock that is exchanged for cash, and not with respect to that portion which is exchanged for CVRs.

     o As noted above, the character of income recognized in respect of a payment or the CVRs may differ depending on how the CVRs are characterized.

         You should consult your own tax advisor as to the characterization of the CVRs for tax purposes and the consequences to you of such characterization.

BACKUP WITHHOLDING

         Holders of Miltope Group's common stock may be subject to backup withholding at the current rate of 28 percent (or such other rate that may be in effect at the time payment is made with respect to the CVRs, if any) with respect to consideration received pursuant to the mergers or upon a payment under the CVRs unless you provide a correct taxpayer identification number in the manner required and you certify that you are not subject to backup withholding or are an "exempt recipient." Backup withholding is not an additional tax, but rather may be credited against the taxpayer's tax liability for the year.

         The foregoing summary of United States federal income tax consequences is included herein for general information only. Accordingly, shareholders are urged to consult their own tax advisors regarding the federal, state, local, foreign, and other tax consequences of the exchange offer in light of their particular circumstances.

REGULATORY FILINGS AND APPROVALS

GENERAL

         Miltope Group does not believe that any material federal or state regulatory approvals, filings or notices are required by Miltope Group in connection with the mergers other than: (i) filings required under the Exchange Act; (ii) filing of a certificate of merger with the Secretary of State of the State of Delaware; (iii) filing of articles of merger with the Secretary of State of the State of Alabama; and (iv) as described further below, required filings with CFIUS pursuant to the Exon-Florio Amendment. Miltope Group believes that none of these filings would present an obstacle to the prompt completion of the mergers.

THE EXON-FLORIO AMENDMENT

         The Exon-Florio Amendment authorizes the President of the United States or his designee to make an investigation to determine the effects on national security of mergers, acquisitions and takeovers by or with foreign persons which could result in foreign control of persons engaged in interstate commerce in the United States. The President has delegated authority to investigate proposed transactions to the CFIUS.

         In order for the President to exercise his authority to suspend or prohibit an acquisition, the President must make two findings: (i) that there is credible evidence that leads the President to believe that the foreign interest exercising control might take action that threatens to impair national security and (ii) that provisions of law other than the Exon-Florio Amendment and the International Emergency Economic Powers Act do not provide adequate and appropriate authority for the President to protect the national security in connection with the acquisition. The President's actions are not subject to judicial review. If the President makes such findings, he may take action for such time as he considers appropriate to suspend or prohibit the relevant acquisition. The President may direct the Attorney General to seek appropriate relief, including divestment relief, in the District Courts of the United States in order to implement and enforce the Exon-Florio Amendment.

         Absent certain conditions, the Exon-Florio Amendment does not obligate the parties to an acquisition to notify CFIUS of a proposed transaction.
However, if notice of a proposed acquisition is not submitted, then the transaction remains indefinitely subject to review by the President under the Exon-Florio Amendment.

         On November 14, 2003, Miltope Group and Vision Technologies Kinetics filed a joint notice of the proposed mergers with CFIUS. Although Miltope Group believes that the mergers should not raise any national security concerns, there can be no assurance that CFIUS will not determine to conduct an investigation of the mergers and, if an investigation is commenced, there can be no assurance regarding the outcome of such investigation.

         Any determination that an investigation is called for must be made within 30 days of notice of the proposed transaction. If a determination is made, any investigation must be completed within 45 days of the determination and any decision to take action must be announced within 15 days of completion of the investigation.

APPRAISAL RIGHTS

         Record holders of the common stock are entitled to appraisal rights under Section 262 of the DGCL in connection with the mergers. The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by reference to the full text of
Section 262 which is reprinted in its entirety as Annex G to this proxy statement. Except as set forth herein and in Annex G, holders of common stock will not be entitled to appraisal rights in connection with the mergers.

         Under the DGCL, record holders of common stock who follow the procedures set forth in Section 262 and who have not voted in favor of the adoption of the Agreement and Plan of Merger and approval of the mergers (including record holders who abstain from voting) will be entitled to have their common stock appraised by the Delaware Court of Chancery (the "Court") and to receive payment of the "fair value" of such shares, exclusive of any element of value arising from the accomplishment or expectation of the mergers, together with a fair rate of interest, as determined by such court.

         Under Section 262, where a merger agreement is to be submitted for adoption, or a merger is submitted for approval, at a meeting of stockholders, as in the case of the special meeting, not less than 20 days prior to such meeting, Miltope Group must notify each of the holders of common stock at the close of business on the record date for such meeting that such appraisal rights are available and include in each such notice a copy of Section 262. This proxy statement constitutes such notice for purposes of the special meeting. Any stockholder of record who wishes to exercise appraisal rights should review the following discussion and Annex G carefully because failure to timely and properly comply with the procedures specified in Section 262 will result in the loss of appraisal rights under the DGCL.

         A holder of common stock wishing to exercise appraisal rights must deliver to Miltope Group, before the vote on the adoption of the Agreement and Plan of Merger and approval of the mergers at the special meeting, a written demand for appraisal of such holder's common stock. A holder of common stock will not satisfy the notice requirement under Section 262, if the holder merely votes against the mergers. In addition, a holder of common stock wishing to exercise appraisal rights must hold of record such common stock on the date the written demand for appraisal is made and must continue to hold such common stock through the effective time of the mergers.

         Only a holder of record of common stock is entitled to assert appraisal rights for the common stock registered in that holder's name. A demand for appraisal should reasonably inform Miltope Group of the holder's identity and that the holder intends to demand an appraisal with respect to such holder's common stock.

         Within 10 days after the effective time, Miltope Group, as the surviving corporation, must send a notice as to the effectiveness of the mergers to each person who has satisfied the appropriate provisions of Section 262 and who has not voted in favor of adoption of the Agreement and Plan of Merger and approval of the mergers as of the effective time. Within 120 days after the effective time, but not thereafter, the surviving corporation or any such stockholder who has satisfied the foregoing conditions and is otherwise entitled to appraisal rights, may file a petition in the Court demanding a determination of the "fair value" of the common stock held by such stockholder. If no such petition is filed, appraisal rights will be lost for all stockholders who had previously demanded appraisal of their common stock. Stockholders of Miltope Group who wish to exercise their appraisal rights should therefore regard it as their obligation to take all steps necessary to perfect their appraisal rights in the manner prescribed in Section 262.

         Within 120 days after the effective time, any record holder of common stock who has complied with the provisions of Section 262 will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares of common stock not voted in favor of approval of the Agreement and Plan of Merger and with respect to which demands for appraisal were received by Miltope Group, and the aggregate number of holders of such shares of common stock. Such statement must be mailed within ten
(10) days after the written request therefor has been received by the surviving corporation or within ten (10) days after expiration of the time for delivery of demands for appraisal under Section 262, whichever is later.

         If a petition for appraisal is timely filed, after a hearing on such petition, the Court will determine the holders of common stock entitled to appraisal rights and will appraise the "fair value" of the shares of common stock, exclusive of any element of value arising from the accomplishment or expectation of the mergers, together with a fair rate of interest, if any, to be paid upon the amount determined to be the "fair value." Holders considering seeking appraisal should be aware that the "fair value" of their common stock as determined under Section 262 could be more than, the same as or less than the value of the merger consideration that they would otherwise receive if they had not sought appraisal of their common stock. The Delaware Supreme Court has stated that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings. In addition, Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenter's exclusive remedy. The Court will also determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose shares of common stock have been appraised. The costs of the action may be determined by the Court and taxed upon the parties as the Court deems equitable. Upon application of a holder, the Court may also order that all or a portion of the expenses incurred by any holder of common stock in connection with an appraisal, including without limitation, reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all of the common stock entitled to appraisal.

         Any stockholder of Miltope Group who has duly demanded an appraisal in compliance with Section 262 will not, after the effective time, be entitled to vote such stockholder's common stock for any purpose nor, after the effective time, be entitled to the payment of dividends or other distributions thereon (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective time).

         If no petition for an appraisal is filed within the time provided, or if a stockholder of Miltope Group delivers to the surviving corporation a written withdrawal of his or her demand for an appraisal and an acceptance of the mergers, within 60 days after the effective time or with the written approval of the surviving corporation thereafter, then the right of such stockholder to an appraisal will cease and such stockholder shall be entitled to receive the merger consideration. No pending appraisal proceeding in the Court will be dismissed as to any stockholder without the approval of the Court, which approval may be conditioned on such terms as the Court deems just.

         STOCKHOLDERS DESIRING TO EXERCISE THEIR APPRAISAL RIGHTS SHOULD STRICTLY COMPLY WITH THE PROCEDURES SET FORTH IN SECTION 262 OF THE DGCL. FAILURE TO FOLLOW ANY OF SUCH PROCEDURES MAY RESULT IN A TERMINATION OR WAIVER OF APPRAISAL RIGHTS UNDER SECTION 262 OF THE DGCL.

                        THE AGREEMENT AND PLAN OF MERGER

         The following is a summary of the material provisions of the Agreement and Plan of Merger. This summary is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger, a copy of which is attached as Annex A to this proxy statement and incorporated herein by reference. Any capitalized terms used and not defined below have the meanings given to them in the Agreement and Plan of Merger.

THE MERGERS

         The Agreement and Plan of Merger provides that, upon the terms and provisions of and subject to the conditions set forth in the Agreement and Plan of Merger, the certificate of merger and the articles of merger, at the effective time, Miltope Group will be merged with and into Miltope Corporation, and VTK Merger Subsidiary will be merged with and into Miltope Corporation. Following the effective time, Miltope Group and VTK Merger Subsidiary will cease to exist as separate entities and Miltope Corporation shall be the surviving corporation and a direct wholly-owned subsidiary of Vision Technologies Kinetics.

         The directors of Miltope Corporation immediately prior to the effective time will be the directors of the surviving corporation. The officers of the Miltope Corporation immediately prior to the effective time will be the officers of the surviving corporation.

EFFECTIVE TIME OF THE MERGERS

         The mergers shall become effective upon the filing of both a certificate of merger with the Secretary of State of the State of Delaware, in accordance with the DGCL, and articles of merger with the Secretary of State of the State of Alabama, in accordance with the Alabama Business Corporation Act, or at such later time as is agreed upon by the parties and specified in the certificate of merger and articles of merger.

MERGER CONSIDERATION; EXCHANGE PROCEDURE

         At the effective time of the mergers, each share of Miltope Group common stock issued and outstanding immediately prior to the effective time (except for shares of common stock held in Miltope Group's treasury or by stockholders who exercise their appraisal rights) will be cancelled and automatically converted into the right to receive $5.78 in cash, without interest, and one CVR.

         Each CVR represents the nontransferable right to receive a pro rata share of 50% of the net proceeds, if any, from the lawsuit brought by Miltope Corporation and PGI against DRS Technologies and other parties, after adjustments for taxes.

         Promptly after the effective time, a paying agent will mail, to each holder of record of a certificate or certificates which represented outstanding shares of the capital stock immediately prior to the effective time, a letter of transmittal and instructions for surrendering such certificates in exchange for the merger consideration. In accordance with the terms of the CVR agreement, such holders of record (or their assignees or transferees by death or operation of law) will be entitled to receive the CVR payment amount, if any, in connection with the DRS litigation.

         Miltope Group's stockholders should not submit their stock certificates for exchange until receipt of the letter of transmittal and instructions referred to above.

OPTIONS

         As of October 21, a total of 532,336 shares of Miltope Group's common stock were reserved for issuance pursuant to outstanding options granted under Miltope Group's common stock option plans Prior to the effective time of the mergers, the board of directors will take appropriate action to provide that, immediately prior to the effective time of the mergers, each then outstanding option to purchase Miltope Group's shares will become exercisable in full, and to the extent not so exercised or validly canceled, will be forfeited as of the effective time. The board of directors may additionally take such action as may be necessary to permit any holder of options to, in lieu of exercise, elect to have any such option cancelled at the effective time and to receive (A) a payment in cash equal to the product of (i) the excess, if any, of $5.78 over the applicable exercise price per share of common stock subject to such stock option and (ii) the total number of shares of common stock subject to such stock option and (B) only if cash is paid for such option, one CVR for each share subject to such option.

REPRESENTATIONS AND WARRANTIES

         The Agreement and Plan of Merger contains, subject to specified exceptions and qualifications, representations and warranties customary in transactions of this type, including the representations and warranties by Miltope Group, and in some cases Miltope Corporation, with regard to the following:

          o    organization, standing and corporate power;

          o    capital structure;

          o    subsidiaries;

          o    corporate power and authorization;

          o    SEC documents;

          o    conflicts;

          o    financial statements;

          o certain changes and events (or the absence thereof) since December 31, 2002;

          o    tax matters;

          o    litigation;

          o compliance with the Employee Retirement Income Security Act of 1974 (commonly referred to as "ERISA"), as amended;

          o    environmental matters

          o    real property and leased property;

          o    intellectual property;

          o    material contracts;

          o    compliance with laws;

          o    insurance;

          o    personnel and labor relations;

          o    brokers and finders;

          o    delivery of Legacy fairness opinion; and

          o    vote required;

         The Agreement and Plan of Merger also contains representations and warranties made by Vision Technologies Kinetics and VTK Merger Subsidiary relating to the following:

          o    organization, standing and corporate power;

          o    corporate power and authorization;

          o    conflicts;

          o    consents and approvals required for the mergers;

          o    financing arrangements;

          o    fees for finders;

          o accuracy of information supplied for inclusion in this proxy statement; and

          o    any status as an "interested stockholder" of Miltope Group.

CONDUCT OF BUSINESS PENDING THE MERGERS

         The Agreement and Plan of Merger provides that, except as otherwise disclosed to Vision Technologies Kinetics and VTK Merger Subsidiary, and with certain other exceptions, prior to the effective time, Miltope Group will not, and will not permit its subsidiaries to, do or agree to do any of the following:

          o    conduct  its  business  in a manner  other  than in the  ordinary
               course  of  business   and  it  shall   preserve   its   business
               organization and business relationships;

          o    issue,  sell,  transfer or pledge any  treasury  stock of Miltope
               Group  or  any   capital   stock  of  any  of  its   subsidiaries
               beneficially owned by it;

          o    amend its charter, bylaws or similar organizational documents;

          o split, combine or reclassify the outstanding shares or any outstanding capital stock, or authorize or create a new class of capital stock, of any of Miltope Group's subsidiaries;

          o declare, set aside or pay any dividend or other distribution payable in cash, stock or property, with respect to its capital stock or enter into any agreement with respect to the voting of its capital stock;

          o issue, sell, pledge, dispose of or encumber any additional shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire (or stock appreciation rights with respect to), capital stock of any class of Miltope Group or its subsidiaries, other than certain shares reserved for issuance pursuant to the exercise of certain options;

          o transfer, lease, license, sell, mortgage, pledge, dispose of, or encumber any assets having a value in excess of $250,000 other than pursuant to existing contracts or commitments or the sale or purchase of goods in the ordinary course of business consistent with past practice, or enter into any commitment or transaction outside the ordinary course of business consistent with past practice;

          o redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

          o make any change in the compensation payable or to become payable to any of its officers, directors, agents or consultants, or to persons providing management services, enter into or amend any employment, severance, consulting, termination or other employment-related agreement, arrangement or benefit plan or make any loans to any of its officers, directors, employees, affiliates, agents or consultants or make any change in its existing borrowing or lending arrangements for or on behalf of any of such persons pursuant to a benefit plan or otherwise;

          o with certain exceptions, pay, make or amend any current benefit plan, agreement or arrangement to provide for any accrual or arrangement for payment of any pension, retirement allowance or other employee benefit pursuant to any existing benefit plan, agreement or arrangement to any officer, director, employee or affiliate;

          o with certain exceptions, pay or make any accrual or arrangement for payment to any officers, directors, employees or affiliates of Miltope Group of any amount relating to unused vacation days;

          o with certain exceptions, adopt, pay, grant, issue, accelerate, or accrue salary or other payments or benefits pursuant to any pension, profit-sharing, bonus, extra compensation, incentive, deferred compensation, stock purchase, stock option, stock appreciation right or other stock-based incentive, group insurance, severance pay, retirement or other employee benefit plan, agreement or arrangement, or any employment or consulting agreement with or for the benefit of any director, officer, employee, agent or consultant;

          o modify, amend or terminate any material agreement or waive, release or assign any material rights or claims, except in each case in the ordinary course of business consistent with past practice;

          o cancel or terminate any material insurance policy naming Miltope Group or any of its subsidiaries as a beneficiary or a loss payable payee without notice to Vision Technologies Kinetics;

          o except in the ordinary course of business under lines of credit in existence on the date hereof, incur or assume any indebtedness, in each case for borrowed money, in a principal amount in excess of $250,000 in the aggregate for Miltope Group and its subsidiaries taken as a whole;

          o assume, guarantee, endorse or otherwise become liable or responsible for any obligations of any other person (other than those exclusively among Miltope Group and its subsidiaries) except in the ordinary course of business;

          o make any loans, advances or capital contributions to, or investments in, any other person (other than those exclusively among Miltope Group and its subsidiaries) unless such loan, advance, capital contribution or investment is made in the ordinary course of business consistent with past practice and does not exceed $50,000 individually and $250,000 in the aggregate;

          o make any commitments for capital expenditures other than in amounts less than $150,000 individually and $500,000 in the aggregate;

          o acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any person or any division thereof or any assets, except in the ordinary course of business consistent with past practice;

          o change any of the accounting methods, policies or procedures used by it unless required by GAAP;

          o except as required by applicable law, make any tax election or change any tax election already made, adopt any tax accounting method, change any tax accounting method unless required by applicable law, enter into any tax allocation agreement, tax sharing agreement, tax indemnity agreement or closing agreement, settle any tax claim or assessment or consent to any tax claim or assessment or any waiver of the statute of limitations for any such claim or assessment;

          o pay, discharge or satisfy any claims, liabilities or obligations, other than those in the ordinary course of business or those that Miltope Group or any of its subsidiaries is required to make by any law, rule or regulation of any governmental entity or by any contractual obligation not prohibited by the Agreement and Plan of Merger, in either case, only if such payment, discharge or satisfaction does not exceed $250,000 in the aggregate;

          o pre-pay any long-term debt, except in the ordinary course of business in an amount not to exceed $250,000 in the aggregate for Miltope Group and its subsidiaries taken as a whole;

          o accelerate or delay collection of notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business consistent with past practice;

          o delay or accelerate payment of any account payable or in advance of its due date or the date such liability would have been paid in the ordinary course of business consistent with past practice;

          o vary the inventory practices of Miltope Group or its subsidiaries in any material respect from past practices;

          o adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Miltope Group or any of its subsidiaries (other than the mergers contemplated by this proxy statement);

          o knowingly take any action that would reasonably be expected to result in any of the conditions to the mergers not being satisfied, or that would give rise to a right of termination of the Agreement and Plan of Merger for Vision Technologies Kinetics or VTK Merger Subsidiary under the Agreement and Plan of Merger;

          o enter into any agreement or take any other action that would present a material risk of delaying the mergers or that would require a consent of a third party for the consummation of the mergers;

          o enter into any agreement that would have the effect of subjecting Vision Technologies Kinetics, Miltope Corporation, as the surviving corporation of the mergers, or any of their affiliates to any non-compete or other material restrictions on their respective businesses following the closing;

          o    waive,  release,   assign,  settle  or  compromise  any  material
               litigation or arbitration;

          o write up, write down or write off the book value of any assets, individually or in the aggregate, for Miltope Group and its subsidiaries taken as a whole, in excess of $150,000, except for depreciation and amortization in accordance with GAAP consistently applied and except for the write-down of obsolete inventory in the ordinary course of business;

          o take any action to exempt or make not subject to (A) the provisions of Section 203 of the DGCL, or (B) any other state takeover law or state law that purports to limit or restrict business combinations or the ability to acquire or vote shares, any person (other than Vision Technologies Kinetics, VTK Merger Subsidiary and any subsidiaries of Vision Technologies Kinetics) or any action taken thereby, which person or action would have otherwise been subject to the restrictive provisions thereof and not exempt therefrom;

          o effect a plant closing or mass layoff affecting any site of employment or one or more facilities or operating units within any site of employment or facility of Miltope Group or any subsidiary without the prior written consent of Vision Technologies Kinetics;

          o terminate more than forty-nine (49) employees within a site of employment or facility of Miltope Group or any subsidiary or operating unit within a site of employment or facility or operating unit of Miltope Group or any subsidiary without providing prior written notice to Vision Technologies Kinetics; or

          o enter into any agreement, contract, commitment or arrangement to do any of the foregoing or to authorize any of the foregoing.

NO SOLICITATION OF OFFERS; NOTICE OF PROPOSALS FROM THIRD PARTIES

         Miltope Group has agreed that it will immediately cease any existing discussions or negotiations, if any, with any other person of an offer or proposal concerning any (i) tender or exchange offer involving more than 20% of its common stock, (ii) merger, consolidation, recapitalization, restructuring or other business combination or similar transaction involving Miltope Group or its subsidiaries, (iii) issuance, sale or other disposition (including by way of merger, consolidation, business combination, share exchange, joint venture or similar transaction) of Miltope Group's common stock or other equity interests representing 20% or more of the Miltope Group's voting power, (iv) sale, lease or disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture or otherwise, of assets representing 20% or more of the consolidated assets, revenues or net income of Miltope Group and its subsidiaries, or (v) combination of any of the foregoing. Miltope Group is required to promptly request that all confidential information furnished on behalf of Miltope Group with respect to such and offer or proposal be returned. Miltope Group is also required to notify Vision Technologies Kinetics promptly if any inquiries or proposals are received by, any information is requested from, or any negotiations or discussions are sought to be initiated or continued with Miltope Group or its subsidiaries, in each case in connection with such an offer or proposal including certain details in connection therewith.

         Miltope Group has also agreed in the Agreement and Plan of Merger not to encourage (including by way of furnishing non-public information), initiate, participate in, or solicit any such offer or proposal. Miltope Group has agreed that, in the event of an unsolicited offer or proposal as described above, it will not engage in negotiations or discussions with, or provide any information to, any person or company relating to or in connection with the offer or proposal. In addition, Miltope Group has agreed not to enter into any agreement with respect to any offer or proposal as described above or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the mergers or any other transaction contemplated by the Agreement and Plan of Merger.

         However, Miltope Group may furnish information concerning its business, properties or assets to any person pursuant to a customary confidentiality agreement and may discuss and negotiate and participate in discussions and negotiations with such person concerning an acquisition proposal if (i) such person has made a superior proposal and (ii) the board of directors determines in good faith, after receiving advice from outside legal counsel to Miltope Group, that the failure to provide such information or to engage in such discussions or negotiations would constitute a breach of the fiduciary obligations of the board of directors to Miltope Group's stockholders.

STOCKHOLDERS' MEETING

         The Agreement and Plan of Merger provides that Miltope Group will take all actions necessary in accordance with the laws of the State of Delaware including calling a special meeting of Miltope Group's stockholders, as promptly as practicable, which is the special meeting to which this proxy statement relates, to consider and vote in favor of adoption of the Agreement and Plan of Merger and approval of the mergers.

PROXY STATEMENT AND RELATED DOCUMENTS

         The Agreement and Plan of Merger requires Miltope Group to prepare this proxy statement and file it with the SEC. Miltope Group will mail this proxy statement to the stockholders of Miltope Group as soon as the proxy statement has been cleared by the SEC. Except as expressly permitted in the Agreement and Plan of Merger, this proxy statement must include the fairness opinion of Legacy and the recommendation of the board of directors in favor of the approval of both the mergers and the Agreement and Plan of Merger.

ACCESS TO INFORMATION

         The Agreement and Plan of Merger provides that Vision Technologies Kinetics and its officers, employees, accountants, counsel, financing sources and other representatives will have reasonable access for reasonable purposes, during normal business hours prior to closing, to all properties, books, contracts, commitments and records of Miltope Group and may receive copies of each additional report or other document filed by Miltope Group pursuant to federal securities laws and information regarding any material business development and all other information concerning its business, properties and personnel as Vision Technologies Kinetics may reasonably request.

CONFIDENTIALITY

         The Agreement and Plan of Merger provides that, unless otherwise provided by law, Vision Technologies Kinetics and VTK Merger Subsidiary are required to keep and will cause their respective representatives and agents to keep confidential all confidential information about and furnished by Miltope Group, provided, that Vision Technologies Kinetics may cause certain confidential information to be disclosed to prospective financing sources.

INDEMNIFICATION AND INSURANCE

         Until the effective time of the mergers, Miltope Group will keep in effect in its by-laws, and thereafter for a period of six years, Vision Technologies Kinetics will keep in effect in its articles of incorporation or by-laws, certain provisions that provide for the indemnification and exculpation of the present or former officers, directors, employees and agents of Miltope Group.

         As more fully described in the Agreement and Plan of Merger, Miltope Corporation will maintain officers' and directors' liability insurance covering those persons who are covered by Miltope Group's directors' and officers' insurance as of the date of the Agreement and Plan of Merger or the effective time of the mergers for a period of one year after the effective time and, for a period of five years thereafter, will maintain directors' and officers' insurance for such persons through the directors' and officers' insurance of an affiliate of Vision Technologies Kinetics on terms consistent with those applicable to other officers and directors covered under such directors' and officers' insurance.

CONDITIONS TO THE MERGERS

         The completion of the mergers depends on a number of conditions being satisfied, including the following, each of which is more fully described in the Agreement and Plan of Merger which has been attached to this proxy statement as Annex A:

         The respective obligations of each party to effect the mergers are subject to the following conditions:

          o the affirmative vote of at least a majority of the votes entitled to be cast by the holders of the common stock of Miltope Group shall have been obtained; and

          o no statute, rule, regulation, order, decree, judgment, ruling or injunction shall have been instituted, pending, enacted or promulgated by any governmental entity or any court of competent jurisdiction which directly restrains or prohibits the consummation of the mergers in accordance with the terms of the Agreement and Plan of Merger.

         The  obligation  of  Vision   Technologies   Kinetics  and  VTK  Merger
Subsidiary to effect the mergers is subject to the following additional conditions:

          o (i) each of Miltope Group and Miltope Corporation shall have performed in all material respects each of its covenants and agreements contained in the Agreement and Plan of Merger required to be performed and (ii) each of the representations and warranties of each of Miltope Group and Miltope Corporation made in the Agreement and Plan of Merger shall have been true and correct when made and shall be true and correct in all respects as if made on and as of the closing date or other date specified therein;

          o the Agreement and Plan of Merger and the documents and instruments executed and delivered in connection with it shall have been duly authorized, executed and delivered by each of Miltope Group and Miltope Corporation and each of Miltope Group and Miltope Corporation shall have performed or complied with each such documents and instruments in all material respects;

          o there shall not have occurred, since October 21, 2003, any material adverse effect (as more fully described in the Agreement and Plan of Merger) or any event or development that would, individually or in the aggregate, reasonably be expected to have a material adverse effect;

          o    Miltope Group shall have obtained each material company consent;

          o all regulatory approvals, including in particular, under the Exon-Florio Amendment shall have been obtained and shall be in full force and effect as of the closing date;

          o on or prior to the date of the Agreement and Plan of Merger, certain persons were required to execute and deliver written waivers of their rights to receive any payment or benefit to the extent necessary to avoid treatment as an "excess parachute payment" under the Internal Revenue Code;

          o an indemnity agreement by and among Miltope Corporation, GUI, and Vision Technologies Kinetics was required to be duly authorized, executed and delivered by Miltope Corporation and GUI on or prior to the date of the Agreement and Plan of Merger and must be in full force and effect as of the closing date and neither Miltope Corporation nor GUI shall be in breach of the indemnity agreement; and

          o Miltope Group shall have delivered a closing certificate to Vision Technologies Kinetics.

         The obligation of Miltope Group and Miltope Corporation to effect the mergers is subject to the following additional conditions:

          o (i) each of Vision Technologies Kinetics and VTK Merger Subsidiary shall have performed in all material respects each of its covenants and agreements contained in the Agreement and Plan of Merger required to be performed at or prior to the closing date and (ii) each of the representations and warranties of Vision Technologies Kinetics and VTK Merger Subsidiary made in the Agreement and Plan of Merger shall have been true and correct when made and shall be true and correct in all respects as if made on and as of the closing date or other date specified therein;

          o the Agreement and Plan of Merger and the documents and instruments executed and delivered in connection with it shall have been duly authorized, executed and delivered by each of Vision Technologies Kinetics and VTK Merger Subsidiary and Vision Technologies Kinetics and VTK Merger Subsidiary shall have performed or complied with each such documents and instruments in all material respects; and

          o Vision Technologies Kinetics shall have delivered a closing certificate to Miltope Group.

TERMINATION

         The Agreement and Plan of Merger may be terminated at any time prior to the effective time as follows:

          o    by the mutual written consent of Vision Technologies Kinetics and
               Miltope  Group,   in  each  case  acting  through  its  board  of
               directors;

          o by either Vision Technologies Kinetics or Miltope Group if the consummation of the mergers is prohibited by any court of competent jurisdiction or other government entity by an order, decree or ruling, which the parties to the Agreement and Plan of Merger use their best efforts to vacate, which permanently prohibits consummation of the mergers in accordance with the terms of the Agreement and

               Plan of Merger and is final and non-appealable and shall not have resulted from a material breach of representation or warranty covenant by the terminating party;

          o by either Vision Technologies Kinetics or Miltope Group if the stockholders of Miltope Group reject or otherwise fail to adopt the Agreement and Plan of Merger at a special meeting of stockholders;

          o by Vision Technologies Kinetics if, without any material breach by Vision Technologies Kinetics or VTK Merger Subsidiary of its representations, warranties, obligations under the Agreement and Plan of Merger, the closing of the mergers shall not have occurred on or before the date which is six months from the date of the Agreement and Plan of Merger, provided, however, that Vision Technologies Kinetics may not terminate the Agreement and Plan of Merger if Vision Technologies Kinetics shall have (i) failed to fulfill any obligation under the Agreement and Plan of Merger, which failure has been a principal cause of, or resulted in, the failure of any condition to the closing to have been satisfied on or before the closing of the mergers, or (ii) otherwise materially breached the Agreement and Plan of Merger;

          o by Miltope Group if, without any material breach by Miltope Group of its representations, warranties, obligations under the Agreement and Plan of Merger, the closing of the mergers shall not have occurred on or before the closing date, provided, however, that Miltope Group may not terminate the Agreement and Plan of Merger if Miltope Group shall have (i) failed to fulfill any obligation under the Agreement and Plan of Merger, which failure has been a principal cause of, or resulted in, the failure of any condition to the closing to have been satisfied on or before the closing of the mergers, or (ii) otherwise materially breached the Agreement and Plan of Merger;

          o by Miltope Group, if (i) Vision Technologies Kinetics shall have breached in any material respect any material covenant or other agreement contained in the Agreement and Plan of Merger, (ii) any representations or warranties of Vision Technologies Kinetics or VTK Merger Subsidiary contained in the Agreement and Plan of Merger which are qualified as to materiality shall fail to be true and correct in all respects when made or as if made at such time, (iii) any representation or warranty of Vision Technologies Kinetics or VTK Merger Subsidiary made in the Agreement and Plan of Merger which is not so qualified shall fail to be true and correct in all material respects when made or as if made at such time, or (iv) to allow Miltope Group to enter into an agreement in accordance with the Agreement and Plan of Merger with respect to a superior offer, but only after Miltope Group has convened a special meeting of its stockholders and its stockholders have rejected the mergers and the Agreement and Plan of Merger, and after the Miltope Group fulfills its other obligations under the Agreement and Plan of Merger, which breach or failure to be true and correct cannot be or has not been cured within ten (10) business days after Miltope Group gives written notice of the breach to Vision Technologies Kinetics;

          o by Vision Technologies Kinetics, if (i) Miltope Group and Miltope Corporation shall have breached in any material respect any material covenant or other agreement contained in the Agreement and Plan of Merger, (ii) any representations or warranties of either Miltope Group or Miltope Corporation contained in the
               Agreement and Plan of Merger which are qualified as to materiality shall fail to be true and correct in all respects when made or as if made at such time, or (iii) any representation or warranty of Miltope Group and Miltope Corporation made in the Agreement and Plan of Merger which is not so qualified shall fail to be true and correct in all material respects when made or as if made at such time, which breach or failure to be true and correct cannot be or has not been cured within ten (10) business days after Vision Technologies Kinetics gives written notice of the breach to Miltope Group;

          o by Vision Technologies Kinetics, if (i) the board of directors of Miltope Group shall have withdrawn or modified in a manner adverse to VTK Merger Subsidiary, or failed upon Vision Technologies Kinetics's request to reconfirm, its approval or recommendation of the mergers or the Agreement and Plan of Merger, (ii) the board of directors of Miltope Group shall have determined to accept, or shall have determined to recommend to Miltope Group's stockholders that they approve, a takeover proposal, or Miltope Group shall have entered into or shall have publicly announced its intention to enter into, a definitive written agreement or written agreement in principle providing for a takeover proposal or (iii) a tender offer or exchange offer that, if successful, would result in any person or group becoming a beneficial owner of 20% or more of the outstanding shares is commenced (other than by Vision Technologies Kinetics or an affiliate of Vision Technologies Kinetics) and the board of directors fails to recommend against acceptance of such offer by the stockholders of Miltope Group; or

          o by Vision Technologies Kinetics if either of the voting agreements, as more fully described below, shall cease to be in full force or if GUI is in material breach thereof; or if any person or group other than Vision Technologies Kinetics, an affiliate of Vision Technologies Kinetics or GUI becomes the beneficial owner of 20% or more of the outstanding shares of Miltope Group, provided that any amounts payable shall be adjusted less any amounts paid previously.

         In the event of termination of the Agreement and Plan of Merger by either Miltope Group or Vision Technologies Kinetics, written notice of the termination, and the provision to which such termination is made, will be provided to the other party and the Agreement and Plan of Merger shall forthwith become void and have no effect. Nothing in the Agreement and Plan of Merger will relieve Vision Technologies Kinetics and VTK Merger Subsidiary from liability for any breach of the Agreement and Plan of Merger or relieve any party from liability, or limit liability, for any willful breach or willful misrepresentation under the Agreement and Plan of Merger, or prevent any party from asserting any equitable relief available to it.

EXPENSE REIMBURSEMENT

         In the event that the Agreement and Plan of Merger is terminated for one of the following reasons, Miltope Group is required to pay Vision Technologies Kinetics's and VTK Merger Subsidiary's out-of-pocket expenses not in excess of $1,000,000:

          o the stockholders of Miltope Group reject or otherwise fail to adopt the Agreement and Plan of Merger at a special meeting of stockholders and no takeover proposal has been made or received prior to the termination of the Agreement and Plan of Merger;

          o Vision Technologies Kinetics terminates the Agreement and Plan of Merger because Miltope Group or Miltope Corporation has breached a material representation or warranty under the Agreement and Plan of Merger or a person or group becomes a beneficial owner of 20% or more of the outstanding shares of Miltope Group and no takeover proposal has been made or received prior to the termination of the Agreement and Plan of Merger; or

          o by either Miltope Group or Vision Technologies Kinetics, without a material breach by the terminating party of its representations or warranties under the Agreement and Plan of Merger and the closing of the mergers shall not have occurred on or before the date which is six months from the date of the Agreement and Plan of Merger and a takeover proposal has been made known to Miltope Group and not withdrawn prior to the date of termination, unless the termination is due to a material adverse effect caused by Vision Technologies Kinetics or its affiliates.

TERMINATION FEE

         In the event that the Agreement and Plan of Merger is terminated for one of the following reasons, Miltope Group is required to pay Vision Technologies Kinetics $1,800,000:

          o the stockholders of Miltope Group reject or otherwise fail to adopt the Agreement and Plan of Merger at a special meeting of stockholders and (i) a takeover proposal has been made and not withdrawn prior to the date of the special meeting or (ii) a binding agreement with respect to a takeover proposal is entered into or the transactions constituting a takeover proposal are consummated within 9 months after such termination, provided that any amounts payable shall be adjusted less any amounts paid previously;

          o Miltope Group terminates the Agreement and Plan of Merger to enter into an agreement for a superior offer;

          o Vision Technologies Kinetics terminates the Agreement and Plan of Merger because either (i) Miltope Group or Miltope Corporation has breached in any material respect any of its material covenants or other agreement contained in the Agreement and Plan of Merger, (ii) any representation or warranty of Miltope Group or Miltope Corporation made in the Agreement and Plan of Merger which is qualified as to materiality has failed to be true and correct in all respects when made or (iii) any representation or warranty of Miltope Group or Miltope Corporation made in the Agreement and Plan of Merger which is not qualified as to materiality has failed to be true and correct in all material respects when made which was not cured within ten business days of the receipt of written notice of the breach and there has been a take over proposal received or made to Miltope Group prior to the date of termination or there is a subsequently accepted takeover proposal consummated within 9 months after such termination, provided that any amounts payable shall be adjusted less any amounts paid previously;

          o Vision Technologies Kinetics terminates the Agreement and Plan of Merger because (i) the board of directors of Miltope Group has withdrawn or modified in a manner adverse to VTK Merger Subsidiary, or has failed upon Vision Technologies Kinetics's request to reconfirm, its approval or recommendation of the mergers or Agreement and Plan of Merger, (ii) the board of directors of Miltope Group has determined to accept, or has determined to recommend to Miltope Group's stockholders that they approve a takeover proposal, or Miltope Group has entered into or has publicly announced its intention to enter into, a definitive written agreement or written agreement in principle providing for a takeover proposal or (iii) a tender offer or exchange offer that, if successful, would result in any person or group becoming a beneficial owner of 20% or more of the outstanding shares is commenced (other than by Vision Technologies Kinetics, an affiliate of Vision Technologies Kinetics or GUI) and the board of directors has failed to recommend against acceptance of such offer by the stockholders of Miltope Group; or

          o Vision Technologies Kinetics terminates the Agreement and Plan of Merger because (i) either of the voting agreements, as more fully described below, has ceased to be in full force or if GUI is in material breach thereof, or (ii) if any person or group other than Vision Technologies Kinetics, an affiliate of Vision Technologies Kinetics or GUI has become the beneficial owner of 20% or more of the outstanding shares of Miltope Group; and a takeover proposal has been received or made known to the Company prior to the date of termination, provided that any amounts payable shall be adjusted less any amounts paid previously.

         Any expense reimbursement amount or termination fee shall be paid, in accordance with the terms set out in the Agreement and Plan of Merger, by wire transfer of immediately available funds and Miltope Group shall have no further obligations to Vision Technologies Kinetics or VTK Merger Subsidiary.

AMENDMENT AND WAIVER

         Subject to applicable law, the Agreement and Plan of Merger may be amended by written agreement of the parties to the Agreement and Plan of Merger, by action taken by the parties' respective board of directors, at any time prior to the closing date. However, after stockholder approval, no such amendment, modification or supplement may reduce the amount or change the form of the merger consideration or materially adversely affect the rights of such stockholders.

         At any time prior to the effective time, the parties may, by actions taken by their respective board members and set in writing, (i) extend the time for the performance of any of the obligations or other acts of the other parties, (ii) waive any inaccuracies in the representations and warranties of the other parties contained in the Agreement and Plan of Merger or in any document delivered pursuant to the Agreement and Plan of Merger, and (iii) subject to the provisions of the Agreement and Plan of Merger, waive compliance by the other parties with any of the agreements or conditions contained in the Agreement and Plan of Merger.

                               RELATED AGREEMENTS

VOTING AGREEMENTS

         On October 21, 2003, Miltope Group, Vision Technologies Kinetics, VTK Merger Subsidiary and GUI entered into a Primary Voting Agreement (attached to this proxy statement as Annex B) and a Secondary Voting Agreement (attached to this proxy statement as Annex C), pursuant to which, GUI, the holder of a majority of MGI's capital stock, has agreed to vote in favor of the mergers at the special meeting of Miltope Group's stockholders. In addition, under the voting agreements, GUI is required to vote against any takeover proposal in most circumstances and it is restricted from disposing its shares in any way or granting a proxy or other authorization with respect to its shares. Pursuant to the voting agreements, GUI has granted to, and appointed, Vision Technologies Kinetics and VTK Merger Subsidiary an irrevocable proxy and attorney-in-fact to vote its shares of Miltope Group. In addition, the voting agreements prohibit GUI and its affiliates from encouraging, soliciting or participating in any conversations or negotiations with any persons concerning a takeover proposal. In the voting agreements, GUI also waived its appraisal rights with respect to the mergers.

         GUI owns approximately 61.5% of Miltope Group's outstanding common stock. In the event that the board of directors of Miltope Group terminates the Agreement and Plan of Merger to accept a superior proposal, the Secondary Voting Agreement, pursuant to which, GUI is required to vote shares representing approximately 26.5% of Miltope Group's outstanding common stock in favor of the mergers, may be terminated. GUI would continue to be obligated, under the Primary Voting Agreement, to vote shares representing approximately 35% of Miltope Group's outstanding common stock in favor of the mergers.

CONTINGENT VALUE RIGHTS AGREEMENT

         On October 21, 2003, Miltope Group, Miltope Corporation, GUI and Vision Technologies Kinetics entered into a Contingent Value Rights Agreement (attached to this proxy statement as Annex D), pursuant to which, Miltope Group will create and issue CVRs to its stockholders of record immediately prior to the effective time. Each CVR represents the contingent, nontransferable right to receive a pro rata share of 50% of the net proceeds, if any, from the DRS litigation, after adjustments for taxes.

         If there are any net proceeds from the DRS litigation, the amount of cash payable for each CVR held by holders of the CVR on the payment date will be determined based on either of the following two formulas, depending on the amount of Claims Expenses. The term "Claims Expenses" refers to the sum of all fees, costs and expenses (including attorneys fees and expenses) incurred or accrued after the effective time of the mergers by Miltope Group and its affiliates in prosecuting and settling the DRS litigation (including defending against any counterclaims), including amounts paid or payable in settlement or in judgment of any counterclaims against Miltope Group and its affiliates. In addition, any amounts paid or payable by Miltope Group or its affiliates in settlement or judgment of any counterclaims in the litigation are considered "Claims Expenses," whether paid or payable before or after the effective time of the mergers. If the full and final settlement of, or judgment with respect to, the litigation occurs prior the effective time, then "Claims Expenses" also includes all of the fees, costs and expenses paid or payable since October 21, 2003. The term "Litigation Proceeds" refers to all cash and non-cash compensation, payments, penalties, interest and other damages, if any, recovered or received (at trial, on appeal or by settlement) by Miltope Group or its affiliates as a result of the DRS litigation. The term "Tax Allocation" means the result obtained by multiplying the Litigation Proceeds by 20%.

         a. If the Claims Expenses are equal to or less than $700,000, then the dollar amount paid for each CVR will equal:

   ($700,000 - CLAIMS EXPENSES) + 50% X (LITIGATION PROCEEDS - TAX ALLOCATION)
   ---------------------------------------------------------------------------
                               TOTAL NUMBER OF CVRs

         b. If the Claims Expenses exceed $700,000, then the dollar amount paid for each CVR will equal:

50% X (LITIGATION PROCEEDS - TAX ALLOCATION) - 50% X (CLAIMS EXPENSE - $700,000)
--------------------------------------------------------------------------------
                              TOTAL NUMBER OF CVRs

As accounted for in these two formulas, $0.7 million of additional merger consideration will be paid by Vision Technologies Kinetics to fund certain costs and expenses associated with the litigation.

         In addition, under the CVR Agreement, Miltope Corporation shall maintain, indirectly or directly, a register of the CVRs. Following the effective date of the mergers and the complete conclusion of the DRS litigation (including, without limitation, final judgments with respect to, or final settlement of, all related claims and the receipt by Miltope Corporation or any of its affiliates of any proceeds in connection therewith), Miltope Corporation and the designated representative of Miltope Group's stockholders shall agree on the aggregate CVR payment amount in accordance with the CVR Agreement and Miltope Corporation shall establish a CVR payment date. On the CVR payment date, Miltope Corporation will cause the CVR payment to be delivered to each of the holders of the CVRs by check mailed to the respective addresses reflected on the CVR register at the close of business on the last business day prior to the CVR payment date.

         The CVR Agreement provides that GUI shall act as the representative of the holders of CVRs. GUI, as representative, is authorized to approve or reject any settlement of any aspect or portion of the DRS litigation.

INDEMNITY AGREEMENT

         On October 21, 2003, Miltope Corporation, GUI and Vision Technologies Kinetics entered into an indemnity agreement, pursuant to which, GUI has agreed to indemnify Vision Technologies Kinetics, Miltope Corporation, and PGI in connection with certain tax and environmental matters.

                               THE DRS LITIGATION

GENERAL

         In the spring of 2000, the Chief Operating Officer of DRS Technologies, Inc., a competitor of Miltope Group, spoke with Richard Pandolfi, then the President and Chief Executive Officer of PGI, regarding the possible acquisition by DRS Technologies of Miltope Group. A confidentiality agreement was signed by DRS and Mr. Pandolfi to protect Miltope Corporation's and PGI's trade secrets from misappropriation by DRS Technologies. Pursuant to this confidentiality agreement, DRS Technologies undertook extensive due diligence and Miltope Corporation and PGI disclosed various confidential documents and information to DRS Technologies.

         On or around October 24, 2000, DRS Technologies submitted an offer to purchase all of the capital stock of Miltope Group, which GUI, Miltope Group's majority shareholder, rejected. Key PGI executives and employees, including Richard Pandolfi, shortly thereafter began consulting for, and assisting, DRS Technologies in developing products and expanding their markets. Many key employees eventually resigned from PGI and became full-time employees of DRS Technologies.

LEGAL PROCEEDINGS

         On October 3, 2001, Miltope Corporation and PGI filed a lawsuit in the United States District Court for the Eastern District of New York against DRS Technologies, its affiliate DRS Electronic Systems and former officers, directors and employees of PGI. This lawsuit is entitled MILTOPE CORPORATION AND IV PHOENIX GROUP, INC. V. DRS TECHNOLOGIES, INC., DRS ELECTRONIC SYSTEMS, INC., RICHARD PANDOLFI, PATRICIA WILSON, RUSSELL MEYER, AMIR SHAFY, ANTON LAUB, JOSEPH EDMAN, SUNNY SHUM AND MICHAEL GAVIGAN (Case No. 01/6545).

         The complaint filed by Miltope Corporation and PGI, as amended, alleges misappropriation of trade secrets, breach of the confidentiality agreement signed prior to the due diligence, unjust enrichment, unfair competition and trademark infringement. Miltope Corporation and PGI also allege tortious interference with business relationships, tortious interference with contracts and conspiracy to breach fiduciary duty. Specifically, such claims relate to the activities of certain former employees of PGI and the hiring of some of those employees by DRS Technologies and DRS Electronic Systems. Miltope Corporation and PGI seek damages for each of these claims.

         DRS Technologies and DRS Electronic Systems answered the complaint and denied the claims against them, but did not file any counterclaims. The individual defendants also denied the claims. Three of the individual defendants filed counterclaims alleging, among other things, breach of their employment and severance agreements with Miltope Corporation and/or PGI. Defendant Pandolfi counterclaimed and alleged that PGI failed to pay him certain salary, severance, commissions, accrued vacation, benefits, business expenses and consulting fees. Mr. Pandolfi further alleged that PGI refused to return certain of his property. Mr. Pandolfi is seeking a total of approximately $2 million in damages. Defendant Patricia Wilson, the former Chief Operating Officer and Vice President of Sales for PGI, counterclaimed that PGI breached her employment agreement and withheld her past due salary and severance benefits under such agreement. Ms. Wilson is seeking a total of approximately $372,000 in damages. Defendant Russell Meyer, the former Vice President of Engineering for PGI, counterclaimed that Miltope Corporation and PGI breached his employment agreement and withheld his past due salary and severance benefits. Mr. Meyer is seeking a total of approximately $550,000 in damages. Miltope Corporation and PGI deny the counterclaims made by these defendants.

         Miltope Corporation and PGI seek total damages against all defendants of not less than $19 million. In addition, Miltope Corporation and PGI seek punitive and treble damages, royalties on the DRS Technologies products that incorporate Miltope Corporation's and PGI's trade secrets, injunctive relief, attorneys' fees and interest.

         The CVR Agreement provides that GUI shall act as the representative of the holders of CVRs. GUI, as representative, is authorized to approve or reject any settlement of any aspect or portion of the DRS litigation.

         As of the filing of this proxy statement, the court has not set a trial date. Certain discovery remains to be completed, but Miltope Group believes that a trial will commence within six months.

         THE RESULTS OF COMPLEX LEGAL PROCEEDINGS ARE DIFFICULT TO PREDICT. IT IS MILTOPE GROUP'S POSITION THAT IT CONTINUES TO SUFFER DAMAGES TO THIS DAY AS A RESULT OF THE DEFENDANTS' ALLEGEDLY UNLAWFUL PRACTICES. HOWEVER, THERE CAN BE NO ASSURANCE THAT MILTOPE CORPORATION OR PGI AND/OR ANY OF THEIR AFFILIATES WILL OBTAIN A JUDGMENT OR SETTLEMENT FAVORABLE TO THEM AS A RESULT OF THE DRS LITIGATION. NEITHER MILTOPE GROUP, NOR ANY OF ITS RESPECTIVE AFFILIATES, MAKES ANY REPRESENTATION AS TO THE AMOUNT, IF ANY, OF ANY POTENTIAL RECOVERY FROM THE DRS LITIGATION. IN ADDITION, IF THERE IS A RECOVERY, THERE CAN BE NO ASSURANCE AS TO THE TIMING OF ANY SUCH RECOVERY. IT COULD BE A LENGTHY TIME BEFORE ANY RECOVERY IS OBTAINED. IT IS NOT POSSIBLE TO PREDICT THE TIMING OR OUTCOME OF THE RESOLUTION OF THIS LAWSUIT WITH ANY CERTAINTY.

         IF THIS LAWSUIT DOES NOT ULTIMATELY RESULT IN A JUDGMENT OR SETTLEMENT FAVORABLE TO MILTOPE CORPORATION OR PGI, THE CVRs WILL BE WORTHLESS.

                                   THE PARTIES

MILTOPE GROUP

         Miltope Group Inc, incorporated in Delaware in March 1984, is the parent company of Miltope Corporation, PGI and Miltope Business Products. Miltope Corporation was originally incorporated as a New York corporation in 1975 to acquire the assets and business of the Military Equipment Division of Potter Instrument Company, Inc. and, until June 1984, was a wholly-owned subsidiary of Stonebrook Group Inc. (formerly Stenbeck Reassurance Co. Inc.) ("SGI"). In June 1984, all of the outstanding stock of Miltope Group was issued to SGI in exchange for all of the outstanding stock of Miltope Corporation. SGI is a privately held corporation that, since 1975, has supported the formation and funding of companies engaged in the development and manufacture of electronic hardware for defense and communications applications and in communications services. In January 1985, stockholders of Miltope Group (including SGI) sold 700,000 shares of Miltope Group's common stock in an initial public offering. In November 1985, Miltope Group sold an additional 1,000,000 shares of its common stock to the public.

         In September 1994, Miltope Group relocated its headquarters from Melville, New York to Montgomery, Alabama. On December 30, 1994, Miltope Corporation merged with and into a newly formed Alabama corporation, which succeeded to all of the New York corporation's assets and liabilities. On January 1, 1995, Modern Holdings Incorporated (formerly XSource Corporation), a Delaware corporation ("MHI"), acquired 62.8% of the outstanding shares of common stock of Miltope Group pursuant to certain share exchange transactions with SGI, which at such time was a holder of 55.6% of the outstanding shares of common stock of Miltope Group, and Stuvik AB, a Swedish corporation and, at such time, a holder of approximately 7.2% of the outstanding shares of Miltope Group's common stock. Prior to June of 1999, MHI was a subsidiary of GUI and a wholly-owned subsidiary of MIC-USA Inc., a Delaware corporation ("MIC-USA")and a wholly-owned subsidiary of Millicom International Cellular S.A. In connection with the reorganization of GUI in June 1999, Miltope Group became a subsidiary of GUI, which became a wholly-owned subsidiary of Great Universal LLC, a Delaware limited liability company ("GU-LLC"), the sole member of which, from the date of reorganization until December 31, 1999, was MIC-USA. On December 31, 1999, The 1999 Great Universal LLC Trust, Bruce H. Grant as trustee (the "Trust"), was formed and MIC-USA assigned all ownership interest of GU-LLC to the Trust as the sole member of GU-LLC. GU-LLC provides, through its operating subsidiaries, integrated network products and services, consulting engineering, billing systems applications, television and media and specialized electronics products and services.

         On April 1, 2000, Miltope Group entered into an agreement with GUI, to acquire GUI's ownership of 90% of the outstanding stock of PGI. Since GUI, through its controlling interest in Miltope Group, continues to own a controlling interest in PGI after the acquisition, the acquisition was recorded on Miltope Group's books at GUI's historical cost and accounted for on an "as-if-pooled basis".

MILTOPE CORPORATION

         Miltope Corporation designs, develops, and manufactures computers and computer peripheral equipment for military, industrial and commercial applications where reliable operation of the equipment in challenging environments is imperative. The systems provided are qualified for use in airborne, shipboard, and ground based applications. Miltope Corporation's product lines include a broad range of computers, computer workstations, servers, printers, disk cartridges, and mass storage systems. Miltope Corporation continues to increase its presence in the military arena including United States Air Force avionics and ground based systems as well as United States Army system diagnostics. Miltope Corporation's equipment is designed and qualified for use as part of in-flight entertainment, cabin management, and communication systems and is certified for use aboard virtually every commercial and business jet platform.

VISION TECHNOLOGIES KINETICS

         Vision Technologies Kinetics, Inc., a Delaware corporation, provides design and engineering services for military vehicles, weapon systems and munitions. Vision Technologies Kinetics is a direct wholly-owned subsidiary of Vision Technologies Systems, Inc., a Delaware corporation, with headquarters in Alexandria, Virginia, and an indirect wholly-owned subsidiary of Singapore Technologies Engineering Ltd., a Singapore company.

VTK MERGER SUBSIDIARY

         VTK Merger Subsidiary is an Alabama corporation that was formed on September 8, 2003. VTK Merger Subsidiary has not, to date, conducted any significant activities other than those incident to its formation, its execution of the Agreement and Plan of Merger and the related documents, and its participation in the preparation of this proxy statement. VTK Merger Subsidiary currently has no material assets or liabilities, other than its rights and obligations under the Agreement and Plan of Merger and the related documents, and has not generated any material revenues or expenses.

                              CERTAIN TRANSACTIONS

LETTER AGREEMENT WITH GREAT UNIVERSAL

         On October 21, 2003, Miltope Group, Miltope Corporation and GUI entered into a letter agreement, pursuant to which, among other things, GUI has agreed to accept deferred repayment of the amount of $649,000 due to GUI for certain management and consulting services provided by GUI to Miltope Group and Miltope Corporation. The services rendered by GUI were not provided in connection with, and do not relate to, the mergers.

               MARKET PRICES OF AND DIVIDENDS ON THE COMMON STOCK

MARKET PRICE INFORMATION

         Miltope Group's common stock is traded publicly on The Nasdaq SmallCap Market under the symbol "MILT". The following table sets forth the high bid and low asked prices on The Nasdaq SmallCap Market for each quarter during fiscal years 2001, 2002 and 2003. Such quotations represent inter-dealer prices without retail markup, markdown or commission and may not necessarily represent actual transactions.

                        PERIOD                         HIGH            LOW
                        ------                         ----            ---
Fiscal 2001             First Quarter                 $ 1.25         $ 0.66
                        Second Quarter                  2.18           0.79
                        Third Quarter                   2.20           1.40
                        Fourth Quarter                  2.88           1.47

Fiscal 2002             First Quarter                   2.17           1.40
                        Second Quarter                  5.70           1.58
                        Third Quarter                   3.75           2.51
                        Fourth Quarter                  4.50           2.54


Fiscal 2003             First Quarter                   4.50           2.98
                        Second Quarter                  4.75           2.93
                        Third Quarter                   6.70           2.88
                        Fourth Quarter                  6.45           5.45
                        (through November 18, 2003)

         On October 22, 2003, Miltope Group announced that it had signed the Agreement and Plan of Merger which provides, among other things, that Vision Technologies Kinetics will acquire the outstanding shares of the common stock of Miltope Group for $5.78 in cash and one CVR for each share of common stock held Miltope Group's stockholders. On October 21, 2003, the closing price of the common stock on The Nasdaq SmallCap Market was $5.58 per share. On November 18, 2003 the closing price of the common stock on The Nasdaq SmallCap Market was $6.08 per share. You are urged to obtain a current market quotation for your shares of common stock.


DIVIDEND POLICY

         We have not declared or paid any cash dividends on our stock since our organization. Under the terms of our revolving bank line of credit, our ability to pay cash dividends to our stockholders is restricted. Miltope Group does not presently anticipate paying cash dividends on its common stock.

             OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the ownership of voting securities of Miltope Group by each person who is known to Miltope Group's management to have been the beneficial owner of more than 5% of the outstanding shares of Miltope Group's common stock as of October 21, 2003:

                          NAME AND ADDRESS               AMOUNT AND NATURE
   TITLE OF CLASS       OF BENEFICIAL OWNER          OF BENEFICIAL OWNERSHIP*   PERCENT OF CLASS
   --------------       -------------------          -----------------------    ----------------
common stock         Great Universal Incorporated             3,664,478               61.5%
($0.01 par value)    153 E. 53rd Street
                     New York, NY  10022

* Unless otherwise noted, all shares are directly owned.


               OWNERSHIP OF COMMON STOCK BY DIRECTORS AND OFFICERS

         The following table sets forth certain information as of October 21, 2003 regarding the ownership of Miltope Group's voting securities by (i) each director of Miltope Group's board of directors, (ii) each executive officer of Miltope Group and Miltope Corporation, and (iii) all of Miltope Group's directors and executive officers as a group, and as to the percentage of outstanding shares held by them on that date:

                      NAME OF BENEFICIAL        AMOUNT AND NATURE OF
TITLE OF CLASS         OWNER DIRECTORS         BENEFICIAL OWNERSHIP (1)    PERCENT OF CLASS
--------------         ---------------         ------------------------    ----------------

common stock         William L. Dickinson           83,345 (2)                    1.3%

common stock         Henry Guy**                     9,000 (3)                       *

common stock         Jerry O. Tuttle                53,865 (4)                       *

common stock         David E. Marcus***              9,000 (5)                       *

common stock         Ronald V. Hite                  9,000 (6)                       *


                     EXECUTIVE OFFICERS
                    WHO ARE NOT DIRECTORS
                    ---------------------

common stock         Thomas R. Dickinson            96,000 (7)                    1.5%

common stock          Robert G. Kaseta              70,500 (8)                    1.1%

common stock             Tom B. Dake                59,700 (9)                       *

common stock          Edward F. Crowell            38,020 (10)                       *

common stock       Executive officers and             28,430 (2)                  6.7%
                    directors as a group         (3) (4) (5) (6)
                        (10 persons)            (7) (8) (9) (10)

  * Represents less than one percent of the class.

 ** President and Chief Executive Officer of GUI, Miltope Group's principal stockholder.
*** Chairman of the Board of GUI, Miltope Group's principal stockholder.

(1) Unless otherwise noted, all shares are directly owned. Includes shares that may be acquired pursuant to options exercisable on October 21, 2003, and within sixty days of October 21, 2003, pursuant to Rule 13d-3 under the Exchange Act.

(2) Represents 10,250 shares of common stock owned by Mr. Dickinson and 73,095 shares of common stock that Mr. Dickinson may acquire upon exercise of stock options.

(3) Represents 4,000 shares of common stock owned by Mr. Guy and 5,000 shares of common stock that Mr. Guy may acquire upon exercise of stock options.

(4) Represents 4,000 shares of common stock owned by Mr. Tuttle and 49,865 shares of common stock that Mr. Tuttle may acquire upon exercise of stock options.

(5) Represents 4,000 shares of common stock owned by Mr. Marcus and 5,000 shares of common stock that Mr. Marcus may acquire upon exercise of stock options.

(6) Represents 4,000 shares of common stock owned by Mr. Hite and 5,000 shares of common stock that Mr. Hite may acquire upon exercise of stock options.

(7) Represents 1,000 shares of common stock owned by Mr. Dickinson and 95,000 shares of common stock that Mr. Dickinson may acquire upon exercise of stock options.

(8) Represents 1,200 shares of common stock owned by Mr. Kaseta, 65,000 shares of common stock that Mr. Kaseta may acquire upon exercise of stock options and 4,300 shares of common stock held by Mr. Kaseta's wife. Mr. Kaseta disclaims beneficial ownership of the shares owned by his wife.

(9) Represents 1,600 shares of common stock owned by Mr. Dake, 55,000 shares of common stock that Mr. Dake may acquire upon exercise of stock options and 3,100 shares of common stock owned by Mr. Dake's wife. Mr. Dake disclaims beneficial ownership of the shares owned by his wife.

(10) Represents 20 shares of common stock owned by Mr. Crowell and 38,000 shares of common stock that Mr. Crowell may acquire upon exercise of stock options.


                       WHERE YOU CAN FIND MORE INFORMATION

         Miltope Group is currently subject to the information requirements of the Exchange Act and in accordance therewith files periodic reports, proxy statements and other information with the SEC relating to its business, financial and other matters. Copies of such reports, proxy statements and other information may be copied (at prescribed rates) at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549 and at the following Regional Offices of the Securities and Exchange Commission: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and 233 Broadway, New York, New York 10279. For further information concerning the SEC's public reference rooms, you may call the Securities and Exchange Commission at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at "http://www.sec.gov." The common stock is listed on Nasdaq Small Cap Market, and materials also may be inspected at the offices of The Nasdaq SmallCap Market at 33 Whitehall Street, New York, NY 10004.


                                  MISCELLANEOUS

STOCKHOLDER PROPOSALS

         Miltope Group intends to hold an annual meeting in 2004 only if the mergers are not consummated. If the mergers are not consummated, stockholders of Miltope Group may submit proposals for consideration at the next annual meeting of Miltope Group's stockholders. In order to be included for the next annual meeting, stockholder proposals must have been received by Miltope Group no later than January 2, 2004 and must have complied with the requirements of Rule 14a-8 under the Exchange Act.

OTHER MATTERS

         The board of directors does not intend to bring before the special meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the special meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the special meeting.

         No person is authorized to give any information or to make any representations with respect to the matters described in this proxy statement other than those contained herein. Any information or representations with respect to such matters not contained herein or therein must not be relied upon as having been authorized by Miltope Group. The delivery of this proxy statement shall not under any circumstances create any implication that there has been no change in the affairs of Miltope Group since the date hereof or that the information in this proxy statement is correct as of any time subsequent to the date hereof.

                                                                         Annex A



                          AGREEMENT AND PLAN OF MERGER


                                      AMONG

                       VISION TECHNOLOGIES KINETICS, Inc.,

                                     Parent,


                       VTK MERGER SUBSIDIARY CORPORATION,

                               Merger Subsidiary,


                               MILTOPE GROUP INC.,

                                  the Company,

                                       AND

                              MILTOPE CORPORATION,

                             the DSS Cleared Company

                          DATED AS OF OCTOBER 21, 2003

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I THE MERGERS........................................................A-2
      SECTION 1.1   The Mergers..............................................A-2
      SECTION 1.2   Effective Time...........................................A-2
      SECTION 1.3   Closing..................................................A-2
      SECTION 1.4   Directors and Officers of the Surviving Corporation......A-3
      SECTION 1.5   Effect of the Mergers....................................A-3
      SECTION 1.6   Subsequent Actions.......................................A-3
      SECTION 1.7   Articles of Incorporation; By-Laws.......................A-3
      SECTION 1.8   Actions by Company and the DSS Cleared Company...........A-4

ARTICLE II CONVERSION OF SECURITIES..........................................A-4
      SECTION 2.1   Conversion of Securities.................................A-4
      SECTION 2.2   Dissenting Shares........................................A-4
      SECTION 2.3   Surrender of Shares; Stock Transfer Books................A-6
      SECTION 2.4   Stock Plans..............................................A-8

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................A-8
      SECTION 3.1   Organization and Qualification...........................A-8
      SECTION 3.2   Capitalization...........................................A-9
      SECTION 3.3   Subsidiaries............................................A-10
      SECTION 3.4   Authorization...........................................A-11
      SECTION 3.5   SEC Documents...........................................A-12
      SECTION 3.6   No Conflicts............................................A-13
      SECTION 3.7   Financial Statements....................................A-14
      SECTION 3.8   Absence of Certain Changes or Events....................A-14
      SECTION 3.9   Tax Matters.............................................A-14
      SECTION 3.10  Litigation..............................................A-17
      SECTION 3.11  ERISA Compliance........................................A-17
      SECTION 3.12  Environmental Matters...................................A-19
      SECTION 3.13  Real Property and Leased Property.......................A-20
      SECTION 3.14  Intellectual Property...................................A-21
      SECTION 3.15  Contracts...............................................A-22
      SECTION 3.16  Compliance With Laws....................................A-24
      SECTION 3.17  Insurance Coverage......................................A-24
      SECTION 3.18  Personnel; Labor Relations..............................A-25
      SECTION 3.19  Brokers and Finders.....................................A-26
      SECTION 3.20  Opinion of Legacy.......................................A-26
      SECTION 3.21  Vote Required...........................................A-26

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBSIDIARY...A-26

      SECTION 4.1   Organization and Power..................................A-26
      SECTION 4.2   Authorization...........................................A-27
      SECTION 4.3   No Conflicts............................................A-27
      SECTION 4.4   Consents and Approvals..................................A-27
      SECTION 4.5   Financing of the Mergers................................A-28
      SECTION 4.6   Finder's Fees...........................................A-28
      SECTION 4.7   Disclosure..............................................A-28
      SECTION 4.8   Interested Stockholder..................................A-28

ARTICLE V CONDUCT OF BUSINESS PENDING THE MERGER............................A-28
      SECTION 5.1   Interim Operations of the Company.......................A-28
      SECTION 5.2   Takeover Proposals......................................A-31
      SECTION 5.3   No Solicitation.........................................A-32

ARTICLE VI ADDITIONAL AGREEMENTS............................................A-34
      SECTION 6.1   Special Meeting; Proxy Statement........................A-34
      SECTION 6.2   Meeting of Stockholders of the Company..................A-35
      SECTION 6.3   Additional Agreements...................................A-35
      SECTION 6.4   Notification of Certain Matters.........................A-36
      SECTION 6.5   Access; Confidentiality.................................A-37
      SECTION 6.6   Publicity...............................................A-38
      SECTION 6.7   Directors' and Officers' Insurance and Indemnification..A-38
      SECTION 6.8   Employee Benefits.......................................A-39
      SECTION 6.9   Merger Subsidiary Compliance............................A-40
      SECTION 6.10  Reasonable Best Efforts.................................A-40
      SECTION 6.11  Taxes...................................................A-40

ARTICLE VII CONDITIONS......................................................A-41
      SECTION 7.1   Conditions to Each Party's Obligation to Effect
                          the Mergers.......................................A-41
      SECTION 7.2   Conditions to Parent's and Merger Subsidiary's
                          Obligation to Effect the Mergers..................A-41
      SECTION 7.3   Conditions to the Company's Obligation to Effect
                          the Mergers.......................................A-43

ARTICLE VIII TERMINATION....................................................A-43
      SECTION 8.1   Termination.............................................A-43
      SECTION 8.2   Effect of Termination...................................A-45

ARTICLE IX GENERAL PROVISIONS...............................................A-48
      SECTION 9.1   Amendment...............................................A-48
      SECTION 9.2   Waiver..................................................A-48
      SECTION 9.3   Non-Survival of Representations and Warranties..........A-48
      SECTION 9.4   Notices.................................................A-49
      SECTION 9.5   Headings................................................A-49
      SECTION 9.6   Exhibits, Schedules and Annexes.........................A-49
      SECTION 9.7   Counterparts............................................A-50

      SECTION 9.8   Governing Law...........................................A-50
      SECTION 9.9   Pronouns................................................A-50
      SECTION 9.10  Time Periods............................................A-50
      SECTION 9.11  No Strict Construction..................................A-50
      SECTION 9.12  Entire Agreement........................................A-50
      SECTION 9.13  Severability............................................A-51
      SECTION 9.14  Successors and Assigns..................................A-51
      SECTION 9.15  Fees and Expenses.......................................A-51

                          INDEX OF ANNEXES AND EXHIBITS
Annex A - Form of Voting Agreements......................................... A-1
Annex B - Articles of Incorporation of the DSS Cleared Company.............. B-1

Exhibit 6.6 - Joint Press Release........................................... C-1



                             INDEX OF DEFINED TERMS

Term                                                               Location
----                                                               --------
Affidavit of Loss................................................. 2.3(e)
Agreement......................................................... Preamble
Alabama Law ...................................................... Recitals
Ancillary Agreement............................................... 3.4(a)
Articles of Merger................................................ 1.2
Benefit Plan...................................................... 3.11(a)
Bid............................................................... 3.15(g)(i)
Board of Directors................................................ Recitals
Cash Consideration................................................ 2.1(a)
CERCLA............................................................ 3.12(c)
Certificate of Merger............................................. 1.2
Certificates...................................................... 2.3(b)
Closing........................................................... 1.3
Closing Date...................................................... 1.3
COBRA............................................................. 3.11(f)
Code.............................................................. 3.9(m)(iv)
Common Stock...................................................... 3.2
Company........................................................... Preamble
Company Agreements................................................ 3.6
Company Financial Advisor......................................... 3.19
Company Letter.................................................... Article III
Company Representatives........................................... 5.2
Confidentiality Agreement......................................... 5.3(b)
Counterpart Plans................................................. 6.8
Covered Persons................................................... 6.7(b)
CVR............................................................... 2.1(a)
CVR Agreement..................................................... Recitals
D&O Insurance..................................................... 6.7(b)
Delaware Law...................................................... Recitals
Dissenting Shares................................................. 2.2(a)
DSS Cleared Company............................................... Preamble
DSS Cleared Company Board of Directors............................ Recitals

Term                                                               Location
----                                                               --------
Effective Time.................................................... 1.2
Encumbrances...................................................... 3.13(a)
Environmental Laws................................................ 3.12(c)
Environmental Permits............................................. 3.12(c)
ERISA............................................................. 3.11(a)
ERISA Affiliate................................................... 3.11(a)
Exchange Act...................................................... 3.5(a)
Exchange Agent.................................................... 2.3(a)
Exon-Florio Amendment............................................. 7.2(f)
Expense Reimbursement Amount...................................... 8.2(c)(i)
Financial Statements.............................................. 3.7(a)
GAAP.............................................................. 3.7(a)
Governmental Entity............................................... 3.6
Government Contract............................................... 3.15(g)(ii)
Great Universal................................................... Recitals
Hazardous Substances.............................................. 3.12(c)
HSR Act........................................................... 6.3(a)
Income Tax........................................................ 3.9(m)(iii)
Income Taxes...................................................... 3.9(m)(iii)
Indemnified Person(s)............................................. 6.7(a)
Intellectual Property............................................. 3.14(a)
IRS .............................................................. 3.11(a)
Leased Property................................................... 3.13(b)
Legacy............................................................ 1.8
Material Adverse Effect........................................... 3.1(b)
Material Company Consents......................................... 6.3(b)
Mergers........................................................... Recitals
Merger Consideration.............................................. 2.1(a)
Merger Subsidiary................................................. Preamble
Notice of Superior Proposal....................................... 5.3(b)
Non-employee Directors............................................ 2.4
Options........................................................... 2.4
Other Intellectual Property....................................... 3.14(a)
Outside Date...................................................... 8.1(d)
Parent............................................................ Preamble
Permitted Encumbrances............................................ 3.13(a)
Person............................................................ 2.3(d)
Proxy Statement................................................... 6.1(a)
Real Property..................................................... 3.13(a)
Record Date Stockholders.......................................... 2.1(e)
Registered Intellectual Property.................................. 3.14(a)
Regulatory Approvals.............................................. 3.6
SEC............................................................... 3.5(a)
SEC Documents..................................................... 3.5(a)

Term                                                               Location
----                                                               --------
Section 280G Waiver............................................... 7.2(f)
Securities Act.................................................... 3.5(a)
Shares............................................................ Recitals
Special Meeting................................................... 6.1(a)
Stock Plans....................................................... 2.4
Subsequently Accepted Takeover Proposal........................... 8.2(c)(ii)(A)
Subsidiary........................................................ 3.3
Superior Proposal................................................. 5.3(b)
Surviving Corporation............................................. 1.1
Takeover Proposal................................................. 5.2
Tax............................................................... 3.9(m)(i)
Tax Authority..................................................... 3.9(m)(i)
Taxable........................................................... 3.9(m)(i)
Taxes............................................................. 3.9(m)(i)
Tax Return........................................................ 3.9(m)(ii)
Termination Fee................................................... 8.2(c)(ii)
Treasury Regulations.............................................. 3.9(m)(v)
U.S. Court........................................................ 3.10
U.S. Government................................................... 3.15(g)(iii)
Voting Agreements................................................. Recitals
WARN Act.......................................................... 3.18(a)

                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER ("Agreement"), dated as of October 21, 2003, among Vision Technologies Kinetics, Inc., a Delaware corporation ("Parent"), VTK Merger Subsidiary Corporation, an Alabama corporation and a wholly-owned subsidiary of Parent ("Merger Subsidiary"), Miltope Group Inc., a Delaware corporation (the "Company"), and Miltope Corporation, an Alabama corporation and a wholly-owned subsidiary of the Company (the "DSS Cleared Company").

                                    RECITALS:

         WHEREAS, the parties contemplate that, at the Effective Time (as defined below), (i) the Company will merge with and into the DSS Cleared Company and (ii) Merger Subsidiary will merge with and into the DSS Cleared Company (collectively, the "Mergers");

         WHEREAS, each of the board of directors of the Company (the "Board of Directors") and the board of directors of the DSS Cleared Company (the "DSS Cleared Company Board of Directors") has approved, and deems it advisable and in the best interests of its stockholders and shareholders, respectively, to consummate, the Mergers upon the terms and subject to the conditions set forth herein;

         WHEREAS, the board of directors of each of Parent and Merger Subsidiary has approved, and deems it advisable and in the best interests of Merger Subsidiary's shareholders to consummate, the Mergers upon the terms and subject to the conditions set forth herein;

         WHEREAS, also in furtherance of the transactions contemplated hereby, each of the Board of Directors and the DSS Cleared Company Board of Directors has approved the Mergers in accordance with the General Corporation Law of the State of Delaware (the "Delaware Law") and the Alabama Business Corporation Act (the "Alabama Law"), respectively, and upon the terms and subject to the conditions set forth herein;

         WHEREAS, also in furtherance of the transactions contemplated hereby, the board of directors of each of Parent and Merger Subsidiary has approved the Mergers in accordance with the Delaware Law and the Alabama Law upon the terms and subject to the conditions set forth herein;

         WHEREAS, the Board of Directors has determined that the consideration to be paid in the Mergers for each share of the issued and outstanding common stock, $0.01 par value per share, of the Company (the "Shares") is fair to the holders of such shares and has resolved to recommend that its stockholders adopt and approve this Agreement and the CVR Agreement (as defined below), the Mergers and each of the transactions contemplated hereby upon the terms and subject to the conditions set forth herein;

         WHEREAS, as a condition and inducement to Parent's and Merger Subsidiary's entering into this Agreement and incurring the obligations set forth herein, the Company's majority stockholder, Great Universal Incorporated, a Delaware corporation ("Great Universal"), who beneficially owns 3,664,478 Shares, concurrently herewith is entering into voting agreements

(collectively, the "Voting Agreements"), dated as of the date hereof, with Parent, in the forms attached hereto as Annex A, pursuant to which Great Universal has agreed, among other things, to vote the Shares held by Great Universal in favor of the Mergers and the adoption of this Agreement, upon the terms and subject to the conditions set forth therein;

         WHEREAS, the Company, the DSS Cleared Company, Parent and Great Universal have entered into a Contingent Value Rights Agreement dated as of the date hereof (the "CVR Agreement") pursuant to which the Company will issue CVRs (as defined below) as part of the Merger Consideration (as defined below); and

         WHEREAS, the Company, the DSS Cleared Company, Parent and Merger Subsidiary desire to make certain representations, warranties, covenants and agreements in connection with the Mergers.

         NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   THE MERGERS

         SECTION 1.1 THE MERGERS. Upon the terms and subject to the conditions of this Agreement and in accordance with the Alabama Law and the Delaware Law, at the Effective Time, the Mergers shall occur, the separate corporate existence of the Company and Merger Subsidiary shall cease, and the DSS Cleared Company shall continue as the surviving corporation of the Mergers. The DSS Cleared Company as the surviving corporation after the Mergers is sometimes referred to hereinafter as the "SURVIVING CORPORATION."

         SECTION 1.2 EFFECTIVE TIME. Subject to the provisions of this Agreement, the parties hereto shall cause articles of merger (the "ARTICLES OF MERGER") and a certificate of merger (the "CERTIFICATE OF MERGER"), each relating to the Mergers and in customary form and substance, to be executed and filed on or before the Closing Date (as defined below) (or on such other date as the Company, the DSS Cleared Company and Parent may agree) with the Secretary of State of the State of Alabama and the Secretary of State of the State Delaware, respectively, in such form as required by, and executed in accordance with, the relevant provisions of the Alabama Law or the Delaware Law, as applicable. The Mergers shall become effective on the date on which the Articles of Merger is duly filed with the Secretary of State of the State of Alabama and the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware, or such time as is agreed upon by the parties and specified in the Articles of Merger or the Certificate of Merger, as applicable, and such time is hereinafter referred to as the "EFFECTIVE TIME."

         SECTION 1.3 CLOSING. Unless this Agreement shall have been terminated pursuant to Section 8.1 hereof and subject to the satisfaction or waiver of all conditions set forth in Article VII hereof, the closing of the Mergers (the "CLOSING") shall take place at 10:00 a.m. on a date (the "CLOSING DATE") to be specified by the parties hereto, which shall be no later than the second (2nd) business day after satisfaction or waiver of all of the conditions set forth in
Article VII
hereof provided that all such conditions continue to be so satisfied or waived on such second (2nd) business day, and if not so satisfied or waived, the Closing shall be automatically extended from time to time until the first (1st) subsequent business day on which all such conditions are again so satisfied or waived, subject, however, to Article VIII hereof, at the offices of Latham & Watkins LLP, 555 Eleventh Street, N.W. Suite 1000, Washington, D.C. 20004, unless another date or place is agreed to in writing by the parties hereto.

         SECTION 1.4 DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. The directors of Merger Subsidiary immediately before the Effective Time shall be the initial directors of the Surviving Corporation, and the officers of the Company immediately before the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the articles of incorporation and the by-laws of the Surviving Corporation. If, at the Effective Time, a vacancy shall exist on the board of directors or in any office of the Surviving Corporation, such vacancy may thereafter be filled in the manner provided by the Alabama Law.

         SECTION 1.5 EFFECT OF THE MERGERS. At the Effective Time, the effect of the Mergers shall be as provided in this Agreement and the applicable provisions of the Alabama Law and the Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Company, Merger Subsidiary and the DSS Cleared Company shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company, Merger Subsidiary and the DSS Cleared Company shall become the debts, liabilities and duties of the Surviving Corporation.

         SECTION 1.6 SUBSEQUENT ACTIONS. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Company, Merger Subsidiary or the DSS Cleared Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Mergers or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either the Company, Merger Subsidiary or the DSS Cleared Company, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

         SECTION 1.7 ARTICLES OF INCORPORATION; BY-LAWS.

         (a) At the Effective Time, the articles of incorporation of the DSS Cleared Company attached hereto as ANNEX B, as in effect immediately before the Effective Time, shall be the articles of incorporation of the Surviving Corporation until thereafter amended as provided by the Alabama Law and such articles of incorporation.

         (b) At the Effective Time, the By-Laws of the DSS Cleared Company, as in effect immediately before the Effective Time, shall be the by-laws of the Surviving Corporation until thereafter amended as provided by the Alabama Law, the articles of incorporation of the Surviving Corporation and such by-laws.

         SECTION 1.8 ACTIONS BY COMPANY AND THE DSS CLEARED COMPANY. Each of the Board of Directors and DSS Cleared Company Board of Directors hereby approves of and consents to the Mergers and represents to Parent and Merger Subsidiary that each such board of directors, at a meeting duly called and held on the date hereof, at which a majority of directors of each board was present, has unanimously (i) determined that this Agreement and the CVR Agreement and the transactions contemplated hereby and thereby, including the Mergers, are fair to, and in the best interests of, the Company and the DSS Cleared Company and their stockholders and shareholders, respectively, (ii) duly authorized, adopted and approved this Agreement and the CVR Agreement and approved the Mergers and the other transactions contemplated hereby, (iii) resolved to recommend that the Company's and the DSS Cleared Company's stockholders and shareholders, respectively, authorize, adopt and approve this Agreement and the CVR Agreement and the transactions contemplated hereby and thereby, including the Mergers; PROVIDED, HOWEVER, that the Company's recommendation to its stockholders may be withheld, withdrawn, amended or modified in accordance with the terms of Section 5.3(c) hereof and (iv) taken all other action necessary to render Section 203 of the Delaware Law inapplicable to the Mergers and the Voting Agreements. The Company further represents, that, prior to the execution hereof, Legacy Partners Group, LLC ("LEGACY") has delivered to the Board of Directors its written opinion, dated the date hereof, that the Merger Consideration to be received by the holders of Shares pursuant to the Mergers is fair to such holders of Shares from a financial point of view.

                                   ARTICLE II

                            CONVERSION OF SECURITIES

SECTION 2.1 CONVERSION OF SECURITIES. At the Effective Time, by virtue of the Mergers and without any action on the part of the Company, the DSS Cleared Company, Parent, Merger Subsidiary, or the holder of any of the following securities:

         (a) Each Share issued and outstanding immediately before the Effective Time (other than any Shares to be canceled pursuant to Section 2.1(b) hereof and any Dissenting Shares (as defined in Section 2.2(a) hereof, if any)), without any action on the part of the holder thereof, shall be converted into and solely represent the right to receive (i) an amount in cash equal to $5.78 per share, without interest (the "CASH CONSIDERATION") payable to the holder thereof upon surrender of the certificate representing such Share or an Affidavit of Loss (as defined in Section 2.3(e) hereof) in the manner provided in Section 2.3 hereof and (ii) one contingent value right (a "CVR") which shall represent the contingent right to receive the CVR Payment Amount (as defined in the CVR Agreement), if any. The Cash Consideration and the CVR to be received in respect of each Share pursuant to this Section 2.1(a) are together referred to in this Agreement as the "MERGER CONSIDERATION". All such Shares, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefor upon the surrender of such certificate or provision of an Affidavit of Loss in accordance with Section 2.3 hereof, without interest.

         (b) Each Share held in the treasury of the Company or the DSS Cleared Company and each Share owned by Parent, Merger Subsidiary or any direct or indirect wholly-owned subsidiary of Parent or Merger Subsidiary immediately before the Effective Time shall be canceled and extinguished and no payment or other consideration shall be made with respect thereto.

         (c) Each share of common stock, par value $0.01 per share, of Merger Subsidiary issued and outstanding immediately before the Effective Time shall thereafter represent one validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation and shall be the only issued and outstanding capital stock of the Surviving Corporation.

         (d) Each share of common stock, par value $0.01 per share, of the DSS Cleared Company, issued and outstanding immediately before the Effective Time, without any action on the part of the holder thereof, shall, at the Effective Time, no longer be outstanding and shall automatically be canceled and extinguished and no payment or other consideration shall be made with respect thereto, and each such holder thereof shall cease to have any rights with respect thereto and shall receive no consideration in the Mergers.

         (e) Under the terms of the CVR Agreement, the holders of record of Shares immediately prior to the Effective Time (the "RECORD DATE STOCKHOLDERS") will be entitled to receive the CVR Payment Amount, if any, in connection with the settlement or judgment of the claims and counterclaims in the lawsuit entitled MILTOPE CORPORATION AND IV PHOENIX GROUP, INC. V. DRS TECHNOLOGIES, INC., DRS ELECTRONIC SYSTEMS, INC., RICHARD PANDOLFI, PATRICIA WILSON, RUSSELL MEYER, AMIR SHAFY, ANTON LAUB, JOSEPH EDMAN, SUNNY SHUM, AND MICHAEL GAVIGAN (Case No. 01 6545, U.S. District Court for the Eastern District of New York; filed October 3, 2001). As set forth in the CVR Agreement, the CVRs will not be assignable or otherwise transferable in any manner by the holders thereof, except by will, upon death or by operation of law.

         SECTION 2.2 DISSENTING SHARES.

         (a) Notwithstanding any provision of this Agreement to the contrary, any Shares held by a holder who has demanded and perfected his demand for appraisal of his Shares in accordance with Section 262 of the Delaware Law and as of the Effective Time has neither effectively withdrawn nor lost his right to such appraisal ("DISSENTING SHARES") shall not be converted into or represent a right to receive cash pursuant to Section 2.1 hereof, but the holder thereof shall be entitled to only such rights as are granted by the Delaware Law.

         (b) Notwithstanding the provisions of Section 2.2(a) hereof, if any holder of Shares who demands appraisal of his Shares under the Delaware Law shall effectively withdraw or lose (through failure to perfect or otherwise) his right to appraisal, then as of the Effective Time or the occurrence of such event, whichever occurs later, such holder's Shares shall automatically be converted into and represent only the right to receive the Merger Consideration as provided in Section 2.1(a) hereof, without interest thereon, upon surrender of the certificate or certificates representing such Shares or provision of an Affidavit of Loss pursuant to Section 2.3 hereof.

         (c) The Company shall (i) give Merger Subsidiary prompt notice of any written demands for appraisal, withdrawals of such demands, and any other instruments served pursuant to Section 262 of the Delaware Law and received by the Company, and (ii) allow Merger Subsidiary to direct all negotiations and proceedings with respect to demands for appraisal under the Delaware Law. The Company shall not voluntarily make any payment with respect to any such demands for appraisal and shall not, except with the prior written consent of Merger Subsidiary or Parent, which may be given or withheld in its sole and absolute discretion, settle or offer to settle any such demands.

         SECTION 2.3 SURRENDER OF SHARES; STOCK TRANSFER BOOKS.

         (a) Before the Effective Time, Merger Subsidiary shall designate a bank or trust company reasonably acceptable to the Company to act as paying agent for the Company and agent for holders of Shares in connection with the Mergers (the "EXCHANGE AGENT") to receive and pay the funds necessary to make the payment of the Cash Consideration contemplated by Section 2.l(a) hereof. At the Effective Time, Merger Subsidiary shall deposit, or cause to be deposited, in trust with the Exchange Agent for the benefit of holders of Shares the aggregate Cash Consideration to which such holders shall be entitled at the Effective Time pursuant to Section 2.1(a) hereof. The funds held by the Exchange Agent pursuant to this Section 2.3 shall not be used for any purpose other than the payment of the Cash Consideration pursuant hereto.

         (b) Each holder of a certificate or certificates representing any Shares canceled upon the Mergers, which immediately prior to the Effective Time represented outstanding Shares (the "CERTIFICATES") whose Shares were converted pursuant to Section 2.1(a) hereof may thereafter surrender such Certificate or Certificates to the Exchange Agent, as agent for such holder, to effect the surrender of such Certificate or Certificates on such holder's behalf for a period ending six (6) months after the Effective Time. Merger Subsidiary agrees that promptly after the Effective Time it shall cause the distribution to the Record Date Stockholders as of the Effective Time of materials to facilitate such surrender pursuant to Section 2.3(c) hereof. Upon the surrender of Certificates, the holder of such Certificates shall be entitled to receive, in exchange therefore, (i) cash in an amount equal to the Cash Consideration multiplied by the number of Shares represented by such Certificates and (ii) the number of CVRs into which such Shares have been converted pursuant to Section 2.1(a). Until so surrendered, each Certificate (other than Certificates representing Dissenting Shares and Certificates representing Shares held by Merger Subsidiary or Parent or in the treasury of the Company) shall represent solely the right to receive the aggregate Merger Consideration relating thereto.

         (c) Promptly after the Effective Time, the Exchange Agent shall send to each holder of record, as of the Effective Time, of a Certificate or Certificates theretofore evidencing Shares, other than Certificates formerly representing Shares to be canceled pursuant to Section 2.1(b) hereof, a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent) and instructions advising such holder of the procedure for surrendering to the Exchange

Agent such Certificates for exchange into the Merger Consideration. Upon the surrender of a Certificate to the Exchange Agent together with and in accordance with such transmittal form duly executed and any other documents reasonably required by such instructions (including, without limitation, a properly completed Internal Revenue Service Form W-9 or suitable substitute form establishing as exemption from backup withholding), the holder thereof shall be entitled to receive promptly in exchange therefor the Merger Consideration deliverable in respect of each Share formerly represented thereby and such Certificate shall forthwith be canceled. Upon such surrender, the Exchange Agent promptly will deliver the Merger Consideration. No interest or dividends shall be paid or accrue on the Merger Consideration.

         (d) If delivery of the Merger Consideration is to be made to an individual, general partnership, limited partnership, corporation, limited liability company or any other legal entity (each a "PERSON"), other than the Person in whose name a surrendered Certificate or instrument is registered, it shall be a condition to such delivery that the Certificate or instrument so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the Person requesting such delivery in a name other than that of the registered holder of the Certificate or instrument surrendered shall pay to the Exchange Agent any transfer or other taxes payable by reason of the foregoing or establish to the satisfaction of Merger Subsidiary or the Exchange Agent that such taxes either have been paid or are not applicable.

         (e) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed ("AFFIDAVIT OF LOSS") and the delivery of an indemnity bond in form and substance and with surety reasonably satisfactory to the Surviving Corporation, the Surviving Corporation will deliver or cause to be delivered in exchange for such lost, stolen or destroyed Certificate the Merger Consideration deliverable in respect thereof as determined in accordance with this Article II and without any interest thereon.

         (f) At the Effective Time, the stock transfer books of the Company shall be closed and there shall not be any further registration of transfers of Shares or any shares of capital stock thereafter on the records of the Company. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be canceled and exchanged for Merger Consideration as provided in this Article II. No interest shall accrue or be paid on the Cash Consideration or CVRs deliverable upon the surrender of a Certificate or Certificates which immediately before the Effective Time represented outstanding Shares.

         (g) Promptly following the date which is six (6) months after the Effective Time, the Surviving Corporation shall be entitled to require the Exchange Agent to deliver to it any cash (including any interest received with respect thereto), Certificates and other documents in its possession relating to the transactions contemplated hereby, which had been made available to the Exchange Agent and which have not been disbursed to holders of Certificates, and thereafter such holders shall be entitled to look to the Surviving Corporation (subject to abandoned property, escheat or similar laws) with respect to the Merger Consideration deliverable upon due surrender of their Certificates, without any interest thereon. Notwithstanding the foregoing, neither the Surviving Corporation nor the Exchange Agent shall be liable to any holder of a Certificate for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

         (h) The Cash Consideration paid in the Mergers shall be net to the holder of Shares in cash, subject to reduction only for any applicable federal back-up withholding or, as set forth in Section 2.3(d), stock transfer taxes payable by such holder. The CVR Payment Amount, if any, paid under the CVR Agreement shall be net to the holder of CVRs in cash, subject to adjustment as set forth in the CVR Agreement and reduction for any applicable federal back-up withholding.

         SECTION 2.4 STOCK PLANS. Prior to the Effective Time, the Board of Directors shall adopt appropriate resolutions and take all other actions necessary and appropriate to provide that, immediately prior to the Effective Time, each then outstanding option to purchase Shares (an "OPTION") granted under any stock option plans or agreements of the Company (all of which are set forth on Section 3.2 of the Company Letter, collectively, the "STOCK PLANS"), will be exercisable in full and, to the extent not so exercised or validly canceled, be forfeited as of the Effective Time. The Board of Directors may take such action as may be necessary or desirable to permit any holder of an Option to, in lieu of exercise, elect to have the Option canceled (a "CANCELED OPTION") at the Effective Time and to receive, in exchange and full settlement therefor and in consideration of the cancellation of such Option, (i) a payment in cash (subject to any applicable withholding tax) equal to the product of (x) the excess, if any, of the Cash Consideration over the per Share exercise price of such Option, and (y) the number of Shares subject to such Option and (ii) only if cash is paid pursuant to clause (i) above, one CVR for each Share subject to such Option (together, the "OPTION CONSIDERATION"). Any such election to receive the Option Consideration will be conditioned upon the Option holder providing to the Company prior to the Effective Time a consent to cancellation and release in such form as is approved by Parent. From and after the Effective Time, such Canceled Options shall no longer be exercisable by the former holder thereof, but shall only entitle such holder to the delivery of the Option Consideration. At, or as soon as practicable after, the Effective Time, Parent shall or shall cause the Surviving Corporation to provide each holder of a Canceled Option which is validly canceled pursuant to this Section 2.4 with a lump-sum cash payment equal to the Cash Consideration payable to such holder hereunder. The holders of Options which are "out of the money" (I.E., having a per Share exercise price equal to or in excess of the Cash Consideration) shall not receive any consideration with respect to the forfeiture of such Options as of the Effective Time. Prior to the Effective Time, the Company shall use its reasonable best efforts to ensure that holders of Options that are neither exercised nor canceled will have no rights with respect to the Options.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Parent and Merger Subsidiary as set forth in this Article III, except to the extent provided in that certain letter delivered by the Company to Parent and Merger Subsidiary dated as of the date hereof (the "COMPANY LETTER"), as follows:

         SECTION 3.1 ORGANIZATION AND QUALIFICATION.

         (a) Each of the Company and the DSS Cleared Company is a corporation duly organized, validly existing and in good standing under the laws of the States of Delaware and Alabama, respectively. Each of the Company and the DSS Cleared Company has all requisite corporate power and authority and all necessary governmental approvals to carry on its business as it is now being conducted and to own, lease and operate its assets.

         (b) Each of the Company and the DSS Cleared Company is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction where the character of its properties, owned or leased, or the nature of its activities make such qualification, license or good standing necessary, except where the failure to be so qualified, licensed or in good standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse change in or effect on the business, operations, properties (including intangible properties), financial condition, results of operations, assets, liabilities or prospects of the Company and its Subsidiaries (as defined below) taken as a whole, excluding any such changes or effects directly resulting from any one or more of the following: (1) material adverse changes in the U.S. financial or securities markets or the U.S. economy in general, (2) material adverse changes in the defense industry in general, to the extent that the effects thereof do not disproportionately impact the Company or any of its Subsidiaries, or (3) any knowingly competitive action taken with respect to the Company's U.S. business or operations by Parent or Singapore Technologies Engineering Ltd. or any of its control subsidiaries, other than actions or inactions by Parent or Merger Subsidiary which are contemplated or permitted by this Agreement or any of the Ancillary Agreements.

         (c) The Company has heretofore delivered to Parent complete and correct copies of the Company's Certificate of Incorporation and By-Laws, each as amended and in effect on the date hereof. The Company is not in violation of any of the provisions of its Certificate of Incorporation or By-Laws. Complete and correct copies of all minute books of the Company since 1995 have been made available by the Company to Parent.

         SECTION 3.2 CAPITALIZATION. The authorized capital stock of the Company consists of 20,000,000 shares of common stock, par value $0.01 per share (the "COMMON STOCK"). As of the date hereof, (i) 5,962,623 Shares were issued and outstanding, (ii) 848,489 shares were issued and held in the treasury of the Company, and (iii) a total of 532,336 Shares were reserved under the Company's Stock Plans in respect of outstanding and future awards. Section 3.2 of the Company Letter sets forth a true, accurate and complete list of all outstanding Options and the exercise prices and vesting schedules thereof. Except as disclosed in Section 3.2 of the Company Letter, all outstanding Options were granted pursuant to the Company's 1995 Stock Option and Performance Award Plan. All the outstanding shares of the Company's capital stock are, and all Shares which may be issued pursuant to the exercise of outstanding Options will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. Except as disclosed in this Section 3.2 or as set forth in Section 3.2 of the Company Letter, (w) there are no shares of capital stock of the Company authorized, issued or outstanding, the Common Stock is the only class of capital stock outstanding and no other series or classes of capital stock has been authorized,
(x) there are no existing options, warrants, calls, preemptive rights, subscriptions or other rights, agreements, arrangements or commitments of any character, relating to the issued or unissued capital stock of the Company or any Subsidiary obligating the Company or any of its Subsidiaries to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or other equity interest in the Company or any Subsidiary or securities convertible or exchangeable for such shares or equity interests or obligating the Company or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment, (y) there are no bonds, debentures, notes or other securities having the right to vote on any matters on which shareholders of the Company or any of its Subsidiaries may vote issued or outstanding and (z) there are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Shares, or the capital stock of the Company or of any Subsidiary of the Company. Except as disclosed in Section 3.2 of the Company Letter, there are no voting trusts or other agreements to which the Company or any of its Subsidiaries is a party with respect to the voting of the capital stock of the Company or any Subsidiary (including, without limitation, agreements restricting the transfer of, affecting the voting rights of, requiring the repurchase, redemption or disposition of, or containing any right of first refusal with respect to, requiring the registration for sale of, or granting any preemptive or anti-dilutive right with respect to, any shares of capital stock of or other equity interests in the Company or any Subsidiary). Except as set forth on
Section 3.2 of the Company Letter, there are no outstanding or authorized stock appreciation, phantom stock, profit participation, or other similar rights with respect to the Company.

         SECTION 3.3 SUBSIDIARIES. Section 3.3 of the Company Letter contains a complete and accurate list of each of the Company's Subsidiaries, the jurisdiction of incorporation of each such Subsidiary, and the Company's equity interest therein. Each Subsidiary of the Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and carry on its business as it is now being conducted. Each Subsidiary is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification, licensing or good standing necessary, except where the failure to be so qualified, licensed or in good standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as set forth on Section 3.3 of the Company Letter, each outstanding share of capital stock of each Subsidiary is duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights and is owned, beneficially and of record, by the Company or another Subsidiary free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Company's or any Subsidiary's voting rights, charges or other encumbrances of any nature whatsoever. Except as disclosed in
Section 3.3 of the Company Letter, (i) there are no shares of capital stock of any Subsidiary authorized, issued or outstanding, (ii) there are no existing options, warrants, calls, preemptive rights, subscriptions or other rights, agreements, arrangements or commitments of any character, relating to the issued or unissued capital stock of any Subsidiary obligating any of its Subsidiaries to issue, transfer or sell or cause to be issued, transferred or sold any shares of capital stock or other equity interest in a Subsidiary or securities convertible or exchangeable for such shares or equity interests or obligating any Subsidiary to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment, (iii) there are no bonds, debentures, notes or other securities having the right to vote on any matters on which shareholders of a Subsidiary may vote issued or outstanding and (iv) there are no outstanding contractual obligations of any Subsidiary to repurchase, redeem or otherwise acquire any shares of capital stock of any Subsidiary. There are no outstanding contractual obligations of the Company or any Subsidiary to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary or any other person, other than guarantees by the Company of any indebtedness or other obligations of a wholly-owned Subsidiary. Except as set forth on Section
3.3 of the Company Letter, none of the Company or any of the Subsidiaries holds shares of capital stock or other equity interests in any other person. Except as disclosed in Section 3.3 of the Company Letter, there are no voting trusts or other agreements to which any Subsidiary is a party with respect to the voting of any capital stock or other equity interests in any other person (including, without limitation, agreements restricting the transfer of, affecting the voting rights of, requiring the repurchase, redemption or disposition of, or containing any right of first refusal with respect to, requiring the registration for sale of, or granting any preemptive or anti-dilutive right with respect to, any shares of capital stock or other equity interests in any other person). The Company has heretofore delivered to Parent complete and correct copies of each Subsidiary's Certificate of Incorporation and By-Laws (and any other comparable constituent documents), each as amended and in effect on the date hereof. Each Subsidiary is not in violation of any of the provisions of its Certificate of Incorporation or By-Laws (and any other comparable constituent documents). Complete and correct copies of all minute books of each Subsidiary have been made available by the Company to Parent. Except as set forth on Section 3.3 of the Company Letter, there are no outstanding or authorized stock appreciation, phantom stock, profit participation, or other similar rights with respect to any Subsidiary. For purposes of this Agreement, the term "SUBSIDIARY" shall mean any corporation or other entity a majority of whose outstanding voting stock or ownership interests ordinarily entitled to vote for the election of a majority of the Board of Directors or other governing body is directly or indirectly owned by the Company or one or more other Subsidiaries.

         SECTION 3.4 AUTHORIZATION.

         (a) Each of the Company and the DSS Cleared Company has all requisite corporate power to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by it in connection herewith, including without limitation the Voting Agreements and the CVR Agreement (each, an "ANCILLARY AGREEMENT") and, subject to the adoption of this Agreement by the stockholders of the Company, to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by each of the Company and the DSS Cleared Company of this Agreement and all Ancillary Agreements to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby, have been duly and validly authorized by its board of directors and no other corporate action on the part of the Company or the DSS Cleared Company is necessary to authorize the execution and delivery by the Company and the DSS Cleared Company of this Agreement and all Ancillary Agreements to which it is a party and the consummation by it of the transactions contemplated hereby and thereby, except the adoption and approval of this Agreement and the Mergers by the Company's stockholders as contemplated by Section 6.1 hereof. This Agreement and each Ancillary Agreement to which it is a party constitutes a valid and legally binding agreement of each of the Company and the DSS Cleared Company enforceable in accordance with its terms.

         (b) Each of the Company and the DSS Cleared Company has taken all necessary and appropriate actions so that the restrictions on business combinations contained in Section 203 of the Delaware Law will not apply with respect to or as a result of this Agreement, the Voting Agreements or any other Ancillary Agreement and the transactions contemplated hereby and thereby, including the Mergers, without any further action on the part of the stockholders or the board of directors of either company. Complete and accurate copies of all of the board of directors resolutions reflecting such actions have been previously provided to Parent. No other state takeover statute or similar statute or regulation applies or purports to apply to the Mergers or any other transaction contemplated by this Agreement, the Voting Agreements or any other Ancillary Agreement.

         SECTION 3.5 SEC DOCUMENTS.

         (a) Except as disclosed in Section 3.5(a) of the Company Letter, the Company has timely filed with the Securities and Exchange Commission (the "SEC"), and heretofore has made available to Parent, true and complete copies of all reports, schedules, forms, statements and other documents required to be so filed by it from January 1, 2000 through the date hereof under the Securities Exchange Act of 1934, as amended (the "EXCHANGE Act"), or the Securities Act of 1933, as amended (the "SECURITIES ACT"), including (i) the annual reports on Form 10-K for all fiscal years ended during such period, (ii) the quarterly reports on Form 10-Q required for all fiscal quarters during such period, and
(iii) its proxy or information statements relating to meetings of, or actions taken without a meeting by, the stockholders of the Company held during such period (the "SEC DOCUMENTS").

         (b) As of its respective date, or if amended, as of the date of the last such amendment, each SEC Document, including, without limitation, any financial statements or schedules included therein (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) except as disclosed in Section 3.5(b) of the Company Letter, complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations promulgated by the SEC thereunder. None of the Company's Subsidiaries has any class of securities registered under, or is subject to the periodic reporting requirements of, the Exchange Act.

         (c) The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP (as defined below) and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (d) The Company is neither engaged in any transactions with, nor has any obligations to, any unconsolidated entities that are contractually limited to activities that facilitate the Company's transfer of or access to assets, including, without limitation, structured finance entities and special purpose entities, or otherwise engage in, or have any obligations under, any off-balance sheet transactions or arrangements.

         (e) The Company is not engaged in any trading activities involving commodity contracts or other trading contracts which are not currently traded on a securities or commodities exchange and for which the market value cannot be determined.

         (f) The Proxy Statement (as defined below) and any other filings, and any amendments or supplements thereto, when filed by the Company with the SEC, or when distributed or otherwise disseminated to the Company's stockholders, as applicable, will comply as to form in all material respects with the applicable requirements of the Exchange Act. The Proxy Statement, as supplemented or amended, if applicable, at the time such Proxy Statement or any amendment or supplement thereto is first mailed to the Company's stockholders and at the time such stockholders vote on adoption and approval of this Agreement and the Mergers at the Special Meeting, and any other SEC filing (other than the Proxy Statement) or any amendment or supplement thereto, at the time of the filing and at the time of any distribution or dissemination thereof, in each case, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 3.5(f) will not apply to statements or omissions included in the Proxy Statement or any other SEC filings based upon information furnished in writing to the Company by Parent or Merger Subsidiary specifically for use therein.

         (g) The Company has previously provided to Parent a complete and correct copy of any amendment or modification which has not yet been filed with the SEC to any agreement, document or other instrument which previously had been filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act.

         (h) Except as set forth in the SEC Documents, since the date of the Company's last proxy or information statement filed with the SEC, no event has occurred that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC.

         SECTION 3.6 NO CONFLICTS. Except as disclosed in Section 3.6 of the Company Letter and for filings, permits, authorizations, consents and approvals as may be required under the Exchange Act, the execution, delivery or performance of this Agreement and the Ancillary Agreements by each of the Company and the DSS Cleared Company, the consummation by each of the Company and the DSS Cleared Company of the transactions contemplated hereby and thereby or compliance by each of the Company and the DSS Cleared Company with any of the provisions hereof and thereof will not (i) conflict with or result in any breach of any provision of the Certificate of Incorporation, the By-Laws or similar organizational documents of the Company or any of its Subsidiaries, (ii) require on the part of either the Company or the DSS Cleared Company any filing or notice with, or any permit, authorization, consent, certification, waiver or approval from, any international, national, foreign, federal, state or local judicial, legislative, executive, administrative or regulatory body or authority (a "GOVERNMENTAL ENTITY") including, without limitation, in relation to U.S. and non-U.S. security matters and the HSR Act (as defined below) (collectively, "REGULATORY APPROVALS"), (iii) require any consent or approval under, result in a violation or breach of, or constitute a change of control or (with or without due notice or lapse of time or both) a default (or give rise to (x) any right of termination, vesting, amendment, cancellation or acceleration or to receive any other or additional payments, (y) the creation of any lien or other encumbrance on any property or asset of the Company or any

Subsidiary or (z) the loss of any benefit) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, permit, contract (including, without limitation any Government Contract (as defined below)) agreement or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties or assets is bound (the "COMPANY AGREEMENTS"), or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company, any of its Subsidiaries or any of their properties or assets, except in the case of clauses (ii), (iii) and (iv) for any matter otherwise covered by such clauses which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         SECTION 3.7 FINANCIAL STATEMENTS.

         (a) The consolidated financial statements included in the SEC Documents (the "FINANCIAL STATEMENTS") fairly present, in all material respects, the consolidated financial position and the consolidated results of operations and cash flows (and changes in financial position, if any) of the Company and its consolidated Subsidiaries as of the times and for the periods referred to therein, subject, in the case of unaudited, interim financial statements, to the lack of footnotes and normal year-end adjustments and to any other adjustments or exceptions described therein, all in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto). The books and records of the Company and each Subsidiary have been, and are being, maintained in accordance with applicable legal and accounting requirements.

         (b) Except as and to the extent set forth on the consolidated balance sheet of the Company and its consolidated Subsidiaries as of December 31, 2002 included in the SEC Documents, including the notes thereto, none of the Company or any consolidated Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on a balance sheet or in notes thereto prepared in accordance with GAAP applied on a consistent basis, except for liabilities or obligations incurred in the ordinary course of business since December 31, 2002 that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         SECTION 3.8 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except to the extent disclosed in Section 3.8 of the Company Letter or in the SEC Documents filed prior to the date hereof, since December 31, 2002, the Company and its Subsidiaries have conducted their businesses in the ordinary course consistent with past practice and, since such date, there has not been (i) any Material Adverse Effect or any event or development that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) any event or development that would, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance of this Agreement or any Ancillary Agreement by the Company, or (iii) any action taken by the Company or any Subsidiary, or any other occurrence, that, if taken or occurred during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 5.1.

         SECTION 3.9 TAX MATTERS.

         (a) Each of the Company and its Subsidiaries has timely filed all federal income and all other material Tax Returns (as defined below) that are required to be filed by or with respect to the Company and its Subsidiaries. All such Tax Returns were complete and accurate in all material respects. Except as disclosed in Section 3.9 of the Company Letter, the Company and its Subsidiaries are not the beneficiaries of any extension of time within which to file any such Tax Returns. The Company has delivered or made available to Parent correct and complete copies of all federal Income Tax Returns and all other material Tax Returns and all material examination reports, ruling requests and statements of deficiencies assessed against or agreed to by the Company or any of its Subsidiaries.

         (b) Each of the Company and its Subsidiaries has timely paid all Taxes (as defined below) due and owing, whether or not shown on any Tax Returns (except for Taxes that are being contested in good faith by appropriate proceedings) or for which reserves, which are adequate under GAAP, have been established.

         (c) Except as disclosed in Section 3.9(c) of the Company Letter, each of the Company and its Subsidiaries has complied in all material respects with all applicable laws, rules and regulations relating to the withholding of Taxes and has timely withheld and paid to the proper Governmental Entity all amounts required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor or stockholder.

         (d) Except as disclosed in Section 3.9(d) of the Company Letter, (i) no audits or other administrative or court proceedings are presently pending with regard to any Taxes for which the Company or any of its Subsidiaries could be liable, (ii) no dispute or claim concerning any Taxes for which the Company or any of its Subsidiaries could be liable has been claimed or raised by any Tax Authority in writing to the Company, and (iii) no claim has been made in writing to the Company by any authority in a jurisdiction where the Company and its Subsidiaries do not file Tax Returns that the Company or any such Subsidiary is, or may be, subject to taxation by that jurisdiction.

         (e) The unpaid Taxes of the Company and its Subsidiaries (i) did not, as of the balance sheet date of December 31, 2002, exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the balance sheet contained in the year ending December 31, 2002 financial statements (rather than any notes thereto) and (ii) will not exceed that reserve as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of the Company and its Subsidiaries in filing their Tax Returns.

         (f) There are no Encumbrances for Taxes, other than Permitted Encumbrances (as defined below), on any of the assets of the Company or its Subsidiaries.

         (g) None of the Company or any of its Subsidiaries has (i) consented at any time under Section 341(f)(1) of the Code (as defined below) to have the provisions of Section 341(f)(2) of the Code apply to any disposition of any of their assets; (ii) agreed, or is required, to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise;
(iii) made an election, or is required, to treat any of its assets as owned by another Person pursuant to the provisions of former Section 168(f) of the Code or as tax-exempt bond financed property or tax-exempt use property within the meaning of Section 168 of the Code; (iv) acquired and does not own any assets that directly or indirectly secure any debt the interest on which is tax exempt under Section 103(a) of the Code; (v) made and will not make a consent dividend election under
Section 565 of the Code; or (vi) made any of the foregoing elections or is required to apply any of the foregoing rules under any comparable state or local Tax provision.

         (h) There are no Tax-sharing agreements or similar arrangements (including Tax indemnity arrangements) with respect to or involving the Company or its Subsidiaries.

         (i) Except as set forth in Section 3.9(i) of the Company Letter, neither the Company nor its Subsidiaries has any liability for the Taxes of any Person (other than Taxes of the Company or its Subsidiaries) under Treasury Regulations (as defined below) Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise.

         (j) Neither the Company nor any of its Subsidiaries (while any such Subsidiary was part of the Company's consolidated tax group) has distributed the stock of any corporation in a transaction satisfying the requirements of Section 355 of the Code since April 16, 1997, and neither the stock of the Company nor the stock of any of its Subsidiaries has been distributed in a transaction satisfying the requirements of Section 355 of the Code since April 16, 1997.

         (k) There is no contract, agreement, plan or arrangement covering any employee or former employee of the Company or any ERISA Affiliate (as defined below) that, individually or collectively, provides for the payment by the Company of any amount that is not deductible under Section 162(a)(1) or 404 of the Code.

         (l) None of the Company and its Subsidiaries has been a United State real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

         (m)    For purposes of this Agreement:

                (i)  "TAX"  (including,  with  correlative  meaning,  the  terms
         "TAXES" and "TAXABLE") means (x) any net income, gross income, gross receipts, sales, use, ad valorem, transfer, transfer gains, franchise, profits, license, withholding, payroll, employment, social security (or similar), unemployment, excise, or real or personal property tax, together with any interest and any penalty, addition to tax or additional amount or deductions imposed by any governmental body (domestic or foreign) (a "TAX AUTHORITY") responsible for the imposition of any such tax, whether disputed or not, including any liability arising under any tax sharing agreement, with respect to the Company or any of its Subsidiaries; (y) any liability for the payment of any amount of the type described in the immediately preceding clause (x) as a result of the Company or any of its Subsidiaries being a member of an affiliated or combined group with any other corporation at any time on or prior to the Closing Date; and (z) any liability of the Company or any of its Subsidiaries for the payment of any amounts of the type described in the immediately preceding clause (x) as a result of a contractual obligation to indemnify any other person.

                (ii) "TAX RETURN" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                (iii) "INCOME TAX" or "INCOME TAXES" shall mean all Taxes which are based on or measured by income.

                (iv) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                (v) "TREASURY REGULATIONS" shall mean the Treasury Regulations promulgated under the Code.

         SECTION 3.10 LITIGATION. Except as set forth in the SEC Documents or as disclosed in Section 3.10 of the Company Letter, there is (i) no suit, claim, action or proceeding pending, (ii) to the knowledge of the Company, no investigation pending, or (iii) to the knowledge of the Company, no suit, claim, action, proceeding or investigation threatened, in each case against the Company or any of its Subsidiaries or for which the Company or any Subsidiary is obligated to indemnify a third party, including but not limited to any suit or action involving a products liability claim, at law or in equity or before any United States federal or state court of competent jurisdiction (a "U.S. COURT"), United States federal, state or local administrative body or arbitration tribunal, or any foreign or other court of competent jurisdiction, administrative body or arbitration tribunal, which (x) if determined adversely to the Company or its Subsidiaries would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (y) challenges the validity or propriety, or seeks to prevent or materially delay consummation of the Mergers or any transaction contemplated by this Agreement, the Voting Agreements or any other Ancillary Agreement or otherwise prevent or materially delay performance by the Company of its material obligations under this Agreement, the Voting Agreements or any other Ancillary Agreement.

         SECTION 3.11 ERISA COMPLIANCE.

         (a) Section 3.11(a) of the Company Letter sets forth a true and complete list of all "employee benefit plans," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and all other bonus, deferred compensation, pension, profit-sharing, retirement, medical, life, disability income, severance, stock purchase, stock option, incentive or other employee benefit plans that are currently, or were in the past six years, maintained, contributed to, or required to be maintained or contributed to, by the Company or any of its Subsidiaries or any other Person that, together with the Company, is treated as a single employer under Sections 414(b), (c), (m) or (o) of the Code (each an "ERISA AFFILIATE"), for the benefit of any current or former employees, officers or directors of the Company or any ERISA Affiliate, or under which the Company or its ERISA Affiliates may incur any material liability (individually, a "BENEFIT PLAN"). In addition, with respect to each Benefit Plan, the Company has delivered or made available to Parent correct and complete copies of (i) all Benefit Plans, including without limitation all plan documents and all amendments thereto, (ii) all trust agreements, insurance contracts or other funding vehicles, and all amendments thereto, relating to any Benefit Plan, (iii) all summaries and summary plan descriptions, including any summary of material modifications, (iv) the most recent annual reports (Form 5500 series) filed with the IRS with respect to such Benefit Plan, (v) the most recent determination or opinion letter, if any, issued by the United States Internal Revenue Service ("IRS") with respect to any Benefit Plan and any pending request for such a determination letter, and (vi) all filings not of the type previously described made with any Governmental Entities.

         (b) Each Benefit Plan has been established and administered in all material respects in accordance with its terms, and all contributions required to be made under the terms of any of the Benefit Plans as of the date of this Agreement have been timely made. The Company, each ERISA Affiliate and each Benefit Plan are in compliance in all material respects with applicable provisions of ERISA, the Code and other applicable laws, rules and regulations.

         (c)    Except as  disclosed in Section  3.11(c) of the Company  Letter,
(i) all Benefit Plans intended to be qualified under Section 401(a) of the Code have been the subject of determination or opinion letters from the Internal Revenue Service to the effect that such Benefit Plans are qualified and exempt from federal income Taxes under Section 401(a) and 501(a), respectively, of the Code, and to the best knowledge of the Company nothing has occurred, whether by action or failure to act, that would reasonably be expected to cause the loss of such qualification, (ii) no Benefit Plan intended to be qualified under Section 401(a) of the Code has been amended since the date of its most recent determination letter or application therefor in any material respect, except as required by law, (iii) all Benefit Plans have been amended, to the extent necessary, to comply with the so-called GUST legislation, (iv) no Benefit Plan has experienced a full or partial plan termination, (v) there has been no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code and other than a transaction that is exempt under a statutory or administrative exemption) with respect to any Benefit Plan that would result in material liability to the Company or an ERISA Affiliate, (vi) each Benefit Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without material liability to the Company,
(vii) no suit, administrative proceeding, action or other litigation has been brought, or to the knowledge of Company is threatened, against or with respect to any Benefit Plan, including any audit or inquiry by the IRS or United States Department of Labor (other than routine benefits claims), (viii) neither the Company nor any ERISA Affiliate sponsors, maintains, contributes to or has an obligation to contribute to, or has sponsored, maintained, contributed to or had an obligation to contribute to any multiemployer plan within the meaning of
Section 3(37) of ERISA (a "MULTIEMPLOYER PLAN") or any pension plan that is subject to Title IV of ERISA, (ix) neither the Company nor any ERISA Affiliate has incurred any liability due to a complete or partial withdrawal from a Multiemployer Plan or due to the termination or reorganization of a Multiemployer Plan, and (x) neither the Company nor any ERISA Affiliate has any liability under ERISA Section 502. Except as disclosed in Section 3.11(c) of the Company Letter, all reports, returns and similar documents with respect to material Benefit Plans required to be filed with any Governmental Entity or distributed to any Benefit Plan participant have been fully and timely filed.

         (d) Except as disclosed in Section 3.11(d) of the Company Letter, no event has occurred and, to the best knowledge of the Company, no condition exists that would subject the Company, either directly or by reason of its affiliation with an ERISA Affiliate, to any material

Tax, fine, lien, penalty or other liability imposed by ERISA, the Code or other applicable laws, rules and regulations in connection with a Benefit Plan.

         (e) Except as disclosed in Section 3.11(e) of the Company Letter, no amount that could be received (whether in cash or property or the vesting of property) in connection with the consummation of the transactions contemplated by this Agreement and the Ancillary Agreement by any employee, officer or director of the Company or any of its Subsidiaries who is a "disqualified individual" (as such term is defined in proposed Treasury Regulation Section 1.280G-1) under any Benefit Plan could be characterized as an "excess parachute payment" (as defined in Section 280G(b)(1) of the Code); neither the Company nor any of its Subsidiaries has any obligation to "gross up" or otherwise compensate any such person with respect to the imposition of any excise tax on payments to such person.

         (f) Except as required by Law, no Benefit Plan provides any of the following retiree or post-employment benefits to any person: medical, disability or life insurance benefits. The Company and each ERISA Affiliate are in material compliance with (i) the requirements of the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the regulations (including proposed regulations) thereunder ("COBRA") and any similar state law and (ii) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, as amended, and the regulations (including the proposed regulations) thereunder.

         (g) Except as set forth in Section 3.11(g) of the Company Letter, neither the Company nor any of its Subsidiaries maintains, sponsors, contributes or has any liability with respect to any employee benefit plan program or arrangement that provides benefits outside of the United States to non-resident aliens with no United States source income.

         SECTION 3.12 ENVIRONMENTAL MATTERS. Except as set forth in Section 3.12 of the Company Letter:

         (a) Each of the Company and its Subsidiaries is now and has always been in compliance with all Environmental Laws and the Company has all Environmental Permits necessary for the conduct and operation of the business as now being conducted, and all such permits are in good standing, except where the failure to be in such compliance or to maintain such Environmental Permits would not have a Material Adverse Effect.

         (b) (i) There is not now and has not been any Hazardous Substance used, generated, treated, stored, transported, disposed of, released, handled or otherwise existing on, under, about, or emanating from or to (x) any property currently owned, leased or operated by the Company or any Subsidiary or (y) any property formerly owned, leased or operated by the Company or any Subsidiary (at the time such property was so owned, leased or operated), except in all cases in material compliance with all applicable Environmental Laws; (ii) neither the Company nor any Subsidiary has received any notice of alleged, actual or potential responsibility or liability for, or any inquiry or investigation regarding, any release or threatened release of Hazardous Substances or alleged violation of, or non-compliance with, any Environmental Law, nor is the Company or any Subsidiary aware of any information which would reasonably be expected to form the basis of any such notice or claim; (iii) there is no site to which the Company or any Subsidiary has transported or arranged for the transport of Hazardous Substances which is or would reasonably be expected to become the subject of any action under Environmental Laws; (iv) there is not now nor has there ever been any underground or aboveground storage tank at any (x) property currently owned, leased or operated by the Company or any Subsidiary or (y) any property formerly owned, leased or operated by the Company or any Subsidiary (at the time such property was so owned, leased or operated); (v) complete and correct copies of sampling results, environmental or safety audits or inspections, or other written reports concerning environmental, health or safety issues, pertaining to any property or business currently or formerly owned, leased or operated by the Company or any Subsidiary that are in the Company's possession or control have been provided to Parent; and (vi) neither the Company nor any Subsidiary has knowingly released any person or entity from any claim, liability or responsibility under any Environmental Law nor has it knowingly waived any rights concerning any claims under any Environmental Law.

         (c) For purposes of this Agreement:

                (i) "ENVIRONMENTAL LAWS" means any and all applicable international, federal, state, or local laws, statutes, ordinances, regulations, policies, rules, judgments, orders, court decisions, Environmental Permit, restrictions and licenses, which regulate or relate to the protection or clean up of the environment; the use, treatment, storage, transportation, handling, disposal or release of Hazardous Substances, the preservation or protection of waterways, groundwater, drinking water, air, wildlife, plants or other natural resources; or the health and safety of persons or property, including without limitation protection of the health and safety of employees; or impose liability or responsibility with respect to any of the foregoing, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.ss.9601 et seq.)("CERCLA"), or any other law of similar effect;

                (ii) "ENVIRONMENTAL PERMITS" means any material permit, license, authorization or approval required under applicable Environmental Laws; and

                (iii)  "HAZARDOUS  SUBSTANCES"  means any  pollutant,  chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, or chemical compound, or hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation under any Environmental Laws, including without limitation, asbestos in any form, urea formaldehyde, PCBs, radon gas, crude oil or any fraction thereof, all forms of natural gas, petroleum products or by-products or derivatives.

         SECTION 3.13 REAL PROPERTY AND LEASED PROPERTY.

         (a) Section 3.13(a) of the Company Letter sets forth a complete list of all real property currently owned by the Company or any of its Subsidiaries (the "REAL PROPERTY") and all real property formerly owned by the Company or any of its Subsidiaries. Except as set forth in Section 3.13(a) of the Company Letter, the Company or one of its Subsidiaries has good, valid and marketable title to the Real Property, free and clear of all liens, claims, restrictions, mortgages and encumbrances ("ENCUMBRANCES"), other than Permitted Encumbrances (as defined below), except in all cases where the failure to have such title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. As used in this Agreement, the term "PERMITTED ENCUMBRANCES" means (i) those Encumbrances set forth in Section 3.13(a) of the Company Letter,
(ii) Encumbrances, including, without limitation, by easements, granted in favor of any Governmental Entity or utility company for the customary provision of utilities and services to the Real Property or any improvements thereon, (iii) Encumbrances for water and sewage charges and current taxes not yet due and payable or being contested in good faith, (iv) mechanics', carriers', workers', repairers', materialmen's, warehousemen's and other similar Encumbrances arising or incurred in the ordinary course of business, (v) Encumbrances arising or resulting from any action taken by Parent or Merger Subsidiary, or (vi) such other Encumbrances which, together with the Encumbrances set forth under clauses
(ii) to (v) above, are not substantial in amount, do not materially detract from the value or impair the use of the property subject thereto, or impair the operations of the Company or any Subsidiary and which have arisen only in the ordinary course of business and consistent with past practice.

         (b) Set forth in Section 3.13(b) of the Company Letter is a correct and complete list of all Company Agreements under which the Company or any Subsidiary is a lessee ("LEASED PROPERTY"). The Company and each of its Subsidiaries enjoys peaceful and undisturbed possession under all such Company Agreements, all of such Company Agreements are valid and none of them is in default under any such lease, except for any matters otherwise covered by this sentence which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         (c) The Company and each of its Subsidiaries have obtained all appropriate licenses, permits, easements and rights of way required to use and operate the Real Property in the manner in which the Real Property and Leased Property currently are being used and operated, except for such licenses, permits, easements or rights of way the failure of which to have obtained would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         SECTION 3.14 INTELLECTUAL PROPERTY.

         (a) Except as disclosed in Section 3.14(a) of the Company Letter, the Company and each Subsidiary have exclusive ownership of and title to each issued patent, pending patent application, registered trademark, registered trade name, registered service mark and registered copyright owned or used in and material to the business of the Company and its Subsidiaries taken as a whole (collectively, the "REGISTERED INTELLECTUAL Property"), and to the knowledge of the Company, the Company and each Subsidiary has exclusive ownership of and rights to use each material patent application, unregistered trademark, trademark application, unregistered trade name, unregistered service mark, unregistered copyright and other trade secret or other proprietary intellectual property (the "OTHER INTELLECTUAL PROPERTY" and collectively with the Registered Intellectual Property, the "INTELLECTUAL PROPERTY") owned by or used in and material to the business of the Company and its Subsidiaries taken as a whole.

         (b)    Except as set forth in Section  3.14(b) of the  Company  Letter:
(i) to the knowledge of the Company, the current use by the Company and each Subsidiary of such Intellectual Property does not infringe upon the rights of any other Person; (ii) to the knowledge of the

Company, no other Person is infringing upon the rights of the Company or any Subsidiary in any such Intellectual Property; (iii) no written claim of invalidity or conflicting ownership rights with respect to any Intellectual Property has been made by a third party and no such Intellectual Property is the subject of any pending or, to the Company's knowledge, threatened action, suit, claim, investigation, arbitration or other proceeding; (iv) no person or entity has given written notice to the Company or any Subsidiary that the use of any Intellectual Property by the Company, any Subsidiary or any licensee is infringing or has infringed any domestic or foreign patent, trademark, service mark, trade name, or copyright or design right, or that the Company, any Subsidiary or any licensee has misappropriated or improperly used or disclosed any trade secret, confidential information or know-how; (v) the making, using, selling, manufacturing, marketing, licensing, reproduction, distribution, or publishing of any process, machine, manufacture or product related to any Intellectual Property, does not and will not infringe any domestic or foreign patent, trademark, service mark, trade name, copyright or other intellectual property right of any third party, and does not and will not involve the misappropriation or improper use or disclosure of any trade secrets, confidential information or know-how of any third party; and (vi) there exists no prior act or current conduct or use by the Company, any Subsidiary or, to the Company's knowledge, any third party that would void or invalidate any Intellectual Property; and except in the case of clauses (iii), (iv), (v) and
(vi) for any matter otherwise covered by such clauses which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         SECTION 3.15 CONTRACTS.

         (a) Except as disclosed in Section 3.15(a) of the Company Letter or filed as exhibits to the SEC Documents, none of the Company Agreements (i) is material to the business, financial condition or results of operations of the Company and its Subsidiaries taken as a whole or is otherwise a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC); (ii) involves aggregate expenditures in excess of $250,000; (iii) involves annual expenditures in excess of $50,000 and is not cancelable within one year; (iv) contains any non-compete or exclusivity provisions with respect to any material line of business or material geographic area with respect to the Company, any Subsidiary or any of the Company's current or future affiliates, or which restricts the conduct of any material line of business by the Company, any Subsidiary or any of the Company's current or future affiliates, or any geographic area in which the Company, any Subsidiary or any of the Company's current or future affiliates may conduct business, in each case in any material respect, or (v) could prohibit or materially delay the consummation of the Mergers or any of the other transactions contemplated by this Agreement or any Ancillary Agreement. Each of the Company Agreements is valid, binding and enforceable and in full force and effect, except where failure to be valid, binding and enforceable and in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. There are no defaults (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a default) on the part of the Company or its Subsidiaries, nor to the Company's knowledge, on the part of third parties, under the Company Agreements, except those defaults that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

       (b) Except as disclosed in Section 3.15(b) of the Company Letter or filed as exhibits to the SEC Documents, none of the Company or any Subsidiary is a party to or bound by any Company Agreement any of the benefits to any party of which will be increased, or the vesting of the benefits to any party of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement, the Voting Agreements or any other Ancillary Agreement or the value of any of the benefits to any party of which will be calculated on the basis of any of the transactions contemplated by this Agreement, the Voting Agreements or any other Ancillary Agreement.

       (c) With respect to each Government Contract (as defined below) to which the Company or any of its Subsidiaries is a party or Bid (as defined below): (i) the Company or its Subsidiary that is a party to such Government Contract or Bid has complied with all material terms and conditions and all applicable requirements of statute, rule, regulation, order or agreement, whether incorporated expressly, by reference or by operation of law; (ii) all representations and certifications were current, accurate and complete in all material respects when made, and the Company or its Subsidiary has complied with all such representations and certifications; (iii) no allegation has been made, either orally or in writing, that the Company or its Subsidiary that is a party to such Government Contract or Bid is in breach or violation of any statutory, regulatory or contractual requirement; (iv) no termination for convenience, termination for default, cure notice or show cause notice has been issued and received by the Company or any Subsidiary; (v) no material cost incurred by the Company or one of its Subsidiaries or one of their respective subcontractors has been questioned or disallowed; and (vi) no money due to the Company or one of its Subsidiaries has been (or has threatened to be) withheld or set off.

       (d) Neither the Company, any of its Subsidiaries or any of their current or, to the Company's knowledge, former employees is (or for the last three years has been) (i) under administrative, civil or criminal investigation, indictment or information, audit or internal investigation with respect to any alleged irregularity, misstatement or omission regarding a Government Contract or Bid, or (ii) suspended or debarred from doing business with the U.S. Government or any state or local government or declared non-responsible or ineligible for government contracting. Neither the Company nor any of its Subsidiaries has made a voluntary disclosure to any U.S. Government, state or local government entity with respect to any alleged irregularity, misstatement or omission arising under or relating to any Government Contract or Bid. The Company does not have knowledge of any circumstances that would warrant the institution of suspension or debarment proceedings or the finding of non-responsibility or ineligibility on the part of the Company or one of its Subsidiaries or any of the current employees in the future.

       (e) Neither the U.S. Government, any state or local government nor any prime contractor, subcontractor or vendor has asserted in writing any claim or initiated any dispute proceeding against the Company or any of its Subsidiaries or one of their current employees, nor has the Company or one of its Subsidiaries asserted any claim or initiated any dispute proceeding, directly or indirectly, against any such party, concerning any Government Contract or Bid. The Company has no knowledge of any facts upon which such a claim or dispute proceeding may be based.

       (f) For purposes of this Section 3.15, the following terms shall have the following meanings:

              (i) "BID" means any quotation, bid or proposal by the Company or any of its Subsidiaries which, if accepted or awarded, would lead to a contract with the U.S. Government or any other entity, including a prime contractor or a higher tier subcontractor to the U.S. Government, for the design, manufacture or sale of products or the provision of services by the Company or one of its Subsidiaries;

              (ii) "GOVERNMENT CONTRACT" means any prime contract, subcontract, teaming agreement or arrangement, joint venture, basic ordering agreement, letter contract, purchase order, delivery order, change order, arrangement or other commitment of any kind relating to the business of the Company or one of its Subsidiaries between the Company or one of its Subsidiaries and (x) the U.S. Government, (y) any prime contractor to the U.S. Government or (z) any subcontractor with respect to any contract described in clause (x) or (y).

              (iii)  "U.S.   GOVERNMENT"  means  the  United  States  government
       including any and all agencies, commissions, branches, instrumentalities and departments thereof.

       SECTION 3.16 COMPLIANCE WITH LAWS. Except for laws, rules and regulations relating to tax matters, ERISA compliance, environmental matters and intellectual property (which are exclusively provided for in Sections 3.9, 3.11,
3.12 and 3.14 hereof, respectively), the operations of the business of the Company and its Subsidiaries as currently conducted are not in violation of, nor is the Company or any of its Subsidiaries in default under, or violation of, any federal, state or local law, statute, regulation, license or permit or any order, judgment or decree of any Governmental Entity to or by which the Company or any of its Subsidiaries or any of their assets or properties are bound or affected, except for such violations or defaults as have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company and its Subsidiaries have been duly granted all authorizations, licenses, permits, certificates, approvals and clearances necessary for the Company and its Subsidiaries to own, lease and operate their properties or to carry on their respective businesses substantially in the manner described in the SEC Documents filed prior to the date hereof and as currently conducted, except those the failure of which to obtain would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

       SECTION 3.17 INSURANCE COVERAGE. The Company and each of its Subsidiaries have policies of insurance and bonds with reputable insurers in such amounts and of the type reasonably appropriate for the conduct of the business or ownership and operation of the assets of the Company and its Subsidiaries and covering such risks as are in accordance with normal industry practice for companies engaged in businesses similar to that of the Company and its Subsidiaries
(taking into account the cost and availability of such insurance). All such policies are in full force and effect, all premiums due and payable have been paid, and no written notice of cancellation or termination has been received with respect to any such policy. Except as disclosed in Section 3.17 of the Company Letter, there is no material claim pending under any of such policies or bonds as to which coverage has been denied or disputed in writing by the underwriters of such policies or bonds and which denial or dispute is likely to be adversely determined to the Company and its Subsidiaries, and which if so adversely determined, in whole or in part, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

       SECTION 3.18  PERSONNEL; LABOR RELATIONS.

       (a) Except as disclosed in Section 3.18(a) of the Company Letter, (i) neither the Company nor any Subsidiary is the subject of any action, arbitration, governmental or other examination or investigation, hearing, administrative or other proceeding asserting that the Company or any Subsidiary has committed an unfair labor practice (within the meaning of the National Labor Relations Act or comparable state law) or seeking to compel the Company or any Subsidiary to bargain with any labor organization as to wages or conditions of employment which if adversely determined, individually or in the aggregate with other such proceedings so adversely determined, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) neither the Company nor any Subsidiary is party to any collective bargaining agreement,
(iii) there is not any strike or other labor dispute involving the Company or any Subsidiary pending or, to the Company's knowledge, threatened, or any activity involving any of their respective employees seeking to certify a collective bargaining unit or engaging in any other labor organizing activity, and (iv) since January 1, 2000, neither the Company nor any Subsidiary has effected (A) a plant closing affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any Subsidiary or (B) a mass layoff affecting any site of employment or facility or operating unit within any site of employment or facility of the Company or any Subsidiary, nor has the Company or any Subsidiary engaged in layoffs or employment terminations sufficient in number to trigger application of the Worker Adjustment and Retraining Notification Act (the "WARN ACT") or of any state or local law equivalent to the WARN Act. For the purposes of this
Section 3.18, "plant closing," "mass layoff," "site of employment," "operating unit" and "employment loss" shall have the meanings ascribed to such terms in the WARN Act or the implementing regulations thereof, or any state or local law equivalent to the WARN Act. None of the Company or any Subsidiary is liable for any payment to any trust or other fund or to any Governmental Entity with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the ordinary course of business and consistent with past practice).

       (b) The Company has identified in Section 3.18(b) of the Company Letter and has made available to Parent true and complete copies of (i) all severance and employment agreements with directors, officers or employees of or consultants to the Company or any Subsidiary; (ii) all severance programs and policies of each of the Company and each Subsidiary with or relating to its employees; and (iii) all plans, programs, agreements and other arrangements of the Company and each Subsidiary with or relating to its directors, officers, employees or consultants which contain change in control provisions. Except as set forth in Section 3.18(b) of the Company Letter, none of the execution and delivery of this Agreement or any Ancillary Agreement or the consummation of the transactions contemplated hereby or thereby will (either alone or in conjunction with any other event, such as termination of employment) (i) result in any payment (including, without limitation, severance, unemployment compensation, parachute or otherwise) becoming due to any director or any employee of the Company or any Subsidiary or affiliate from the Company or any Subsidiary or affiliate under any Company Benefit Plan or otherwise, (ii) significantly increase any benefits otherwise payable under any Company Benefit Plan or (iii) result in any acceleration of the time of payment or vesting of any material benefits. No individual who is a party to an employment agreement listed in Section 3.18(b) of the Company Letter or any agreement incorporating change in control provisions with the Company or its Subsidiaries has terminated employment or been terminated, nor has any event occurred that could give rise to a termination event, in either case under circumstances that has given, or could give, rise to a severance obligation on the part of the Company under such agreement. Section 3.18(b) of the Company Letter sets forth the Company's best estimates of the amounts payable to the executives listed therein, as a result of the transactions contemplated by this Agreement, any Ancillary Agreement and/or any subsequent employment termination (including any cash-out or acceleration of options and restricted stock and any "gross-up" payments with respect to any of the foregoing), based on compensation data applicable as of the date of such Company Letter and the assumptions stated on that Company Letter.

       SECTION 3.19 BROKERS AND FINDERS. No broker, finder or investment banker, other than the Legacy and Quarterdeck Investment Partners, LLC (the "Company Financial Advisor"), is entitled to any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby. The Company has previously provided Parent with a true and complete copy of each agreement between the Company and each of Legacy and the Company Financial Advisor pursuant to which such firms would be entitled to any payment in connection with the Mergers or any other transaction contemplated by this Agreement, the Voting Agreements or any other Ancillary Agreement.

       SECTION 3.20 OPINION OF LEGACY. Legacy has delivered to the Board of Directors its written opinion, dated the date hereof, that the Merger Consideration to be received by the holders of Shares pursuant to the Mergers is fair to such holders of Shares from a financial point of view.

       SECTION 3.21 VOTE REQUIRED. The affirmative vote of the holders of a majority of the outstanding Shares is the only vote, if any, of the holders of any class or series of capital stock or other equity interests of the Company or the DSS Cleared Company necessary to approve the Mergers.

                                   ARTICLE IV

         REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBSIDIARY

       Parent and Merger Subsidiary, jointly and severally, hereby represent and warrant to the Company and the DSS Cleared Company as follows:

       SECTION 4.1   ORGANIZATION AND POWER.

       (a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Parent has all requisite corporate power and authority to enter into this Agreement, and all other documents and instruments to be executed and delivered by it in connection herewith, and to carry out its obligations hereunder and thereunder, and to own, operate and lease its properties and to carry out its business as it is now being conducted.

       (b) Merger Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of its formation. Merger Subsidiary has all requisite corporate power and authority to enter into this Agreement, and all other documents and instruments to be executed and delivered by it in connection herewith, and to carry out its obligations hereunder and thereunder. Merger Subsidiary is a wholly-owned subsidiary of Parent, has been organized solely for the purpose of consummating the Mergers has conducted no business or operations of any nature and has incurred no obligations or liabilities other than those created by or in connection with this Agreement.

       SECTION 4.2 AUTHORIZATION. The execution and delivery of this Agreement and all other documents and instruments to be executed and delivered by Parent and Merger Subsidiary in connection herewith, and the due consummation by Parent and Merger Subsidiary of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Parent and Merger Subsidiary and no other corporate proceedings on the part of Parent or Merger Subsidiary are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement constitutes (and each document and instrument contemplated by this Agreement, when executed and delivered in accordance with the provisions hereof, will constitute) a valid and legally binding agreement of each of Parent and Merger Subsidiary, enforceable against them in accordance with its terms.

       SECTION 4.3 NO CONFLICTS. The execution, delivery and performance of this Agreement by Parent and Merger Subsidiary and the consummation of the transactions contemplated hereby or in connection herewith, including, without limitation, the financing thereof, do not and will not constitute a conflict with, breach or violation of or default (or an event which with notice or lapse of time or both would become a default) under (i) Parent's Certificate of Incorporation or By-Laws, as amended to date; (ii) Merger Subsidiary's Articles of Incorporation or By-laws, as amended to date; (iii) any agreement, instrument, license, franchise or permit to which Parent or Merger Subsidiary is subject or by which Parent or Merger Subsidiary is bound; (iv) any statute, administrative regulation, order, writ, injunction, decree or arbitration award to which Parent or Merger Subsidiary is subject or by which Parent or Merger Subsidiary is bound; or (v) any statutory or decisional law (or any duty or obligation thereunder, derived therefrom or related thereto), rule or regulation to which Parent, Merger Subsidiary, their respective officers, directors or affiliates is subject or to which such Person is bound except, in the case of clauses (iii), (iv) and (v) for any matter otherwise covered by such clauses which (x) would not reasonably be expected to prevent or materially delay consummation of the Mergers or otherwise prevent or materially delay performance by Parent or Merger Subsidiary of their material obligations under this Agreement or any agreement executed and delivered by them in connection herewith, or (y) are not material to Merger Subsidiary or Parent.

       SECTION 4.4 CONSENTS AND APPROVALS. Except for filings, approvals or consents required by (i) the Secretary of State of the State of Delaware; (ii) the Exchange Act; and (iii) such other statutes, rules or regulations which may require registrations, authorizations, consents or approvals relating to matters that, in the aggregate, are not material to Merger Subsidiary or Parent, neither Parent nor Merger Subsidiary is required to submit any notice, report, registration, declaration or other filing with or obtain any consent, approval or authorization from any Governmental Entity or third party in connection with the execution and delivery by Parent or Merger Subsidiary of this Agreement or the consummation of the transactions contemplated hereby.

       SECTION 4.5 FINANCING OF THE MERGERS. Parent and Merger Subsidiary have, or will have at the Effective Time, the funds necessary to consummate the Mergers.

       SECTION 4.6 FINDER'S FEES. No broker, finder, investment banker or other Person or entity, other than Hoak Breedlove Wesneski & Co., whose compensation will be paid by Parent, is entitled, in connection with the transactions contemplated hereby, to any broker's commission, finder's fee, investment banker's fee or similar payment from Parent, Merger Subsidiary or the Company based upon arrangements made by or on behalf of Parent or Merger Subsidiary.

       SECTION 4.7 DISCLOSURE. The information with respect to Parent or Merger Subsidiary or any of their Subsidiaries that either of them furnishes to the Company specifically for use in the Proxy Statement and any other related filings, at the time of the filing thereof, at the time of any distribution or dissemination thereof and at the time of the Special Meeting, will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

       SECTION 4.8 INTERESTED STOCKHOLDER. At no time during the three (3) years prior to the date of this Agreement has Parent, Merger Subsidiary, or any of their respective affiliates or associates been an "interested stockholder" of the Company within the meaning of, and as defined in, Section 203 of the Delaware Law.

                                   ARTICLE V

                     CONDUCT OF BUSINESS PENDING THE MERGER

       SECTION 5.1 INTERIM OPERATIONS OF THE COMPANY. The Company covenants and agrees that, from the date hereof until the Effective Time, without the prior written approval of Parent, which approval shall not be unreasonably withheld, delayed or conditioned, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, do or agree to do, any of the following:

       (a) conduct the business of the Company and its Subsidiaries in a manner other than in the ordinary and usual course and each of the Company and its Subsidiaries shall, subject to the other restrictions contained in this Agreement, use its best efforts to preserve its business organization intact and maintain its existing relations with customers, suppliers, employees, creditors and business associates;

       (b) directly or indirectly, (i) except upon exercise of Options or other rights to purchase Shares outstanding on the date hereof, issue, sell, transfer or pledge or agree to sell, transfer or pledge any treasury stock of the Company or any capital stock of any of its Subsidiaries beneficially owned by it; (ii) amend its or any of its Subsidiaries' Certificate of Incorporation or By-laws or similar organizational documents; or (iii) split, combine or reclassify the outstanding Shares or any outstanding capital stock, or authorize or create a new class of capital stock, of any of the Subsidiaries of the Company;

       (c) other than the payment of dividends or other distributions by Subsidiaries to the Company or to other Subsidiaries: (i) declare, set aside or pay any dividend or other distribution payable in cash, stock or property, with respect to its capital stock or enter into any agreement with respect to the voting of its capital stock; (ii) issue, sell, pledge, dispose of or encumber any additional shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire (or stock appreciation rights with respect to), capital stock of any class of the Company or its Subsidiaries, other than Shares reserved for issuance on the date hereof pursuant to the exercise of Options outstanding on the date hereof; (iii) except as disclosed in Section 5.1(c) of the Company Letter, transfer, lease, license, sell, mortgage, pledge, dispose of, or encumber any assets having a value in excess of $250,000 (or authorize any of the foregoing), other than pursuant to existing contracts or commitments or the sale or purchase of goods in the ordinary course of business consistent with past practice, or enter into any commitment or transaction outside the ordinary course of business consistent with past practice; or (iv) redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

       (d) except as disclosed in Section 5.1(d) of the Company Letter, make any change in the compensation payable or to become payable to any of its officers, directors, agents or consultants, or to Persons providing management services, provided that changes in compensation payable to other employees may be made in the ordinary course of business consistent with past practice (provided individual increases in employee compensation do not exceed 5% per annum), enter into or amend any employment, severance, consulting, termination or other employment-related agreement, arrangement or Benefit Plan or make any loans to any of its officers, directors, employees, affiliates, agents or consultants or make any change in its existing borrowing or lending arrangements for or on behalf of any of such Persons pursuant to a Benefit Plan or otherwise, other than the hiring of non-management personnel in the ordinary course of business each having an annual salary not in excess of $75,000;

       (e) except (i) pursuant to Benefit Plans existing at the date hereof, or as disclosed in Section 3.11(a) of the Company Letter, (ii) as required by any law, rule or regulation of any Governmental Entity, (iii) as disclosed in
Section 5.1(e) of the Company Letter, and (iv) pursuant to Section 2.4 hereof, pay or make, or amend or agree to amend any Benefit Plan, agreement or arrangement existing at the date hereof to provide for any accrual or arrangement for payment of any pension, retirement allowance or other employee benefit pursuant to any existing Benefit Plan, agreement or arrangement to any officer, director, employee or affiliate or pay or agree to pay or make any accrual or arrangement for payment to any officers, directors, employees or affiliates of the Company of any amount relating to unused vacation days, adopt or pay, grant, issue, accelerate, or accrue salary or other payments or benefits pursuant to any pension, profit-sharing, bonus, extra compensation, incentive, deferred compensation, stock purchase, stock option, stock appreciation right or other stock-based incentive, group insurance, severance pay, retirement or other employee benefit plan, agreement or arrangement, or any employment or consulting agreement with or for the benefit of any director, officer, employee, agent or consultant, whether past or present;

       (f) modify, amend or terminate any material Company Agreement or waive, release or assign any material rights or claims, except in each case in the ordinary course of business consistent with past practice;

       (g) cancel or terminate any material insurance policy naming the Company or any of its Subsidiaries as a beneficiary or a loss payable payee without notice to Parent;

       (h) (i) except in the ordinary course of business under lines of credit in existence on the date hereof, incur or assume any indebtedness, in each case for borrowed money, in a principal amount in excess of $250,000 in the aggregate for the Company and its Subsidiaries taken as a whole; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for any obligations of any other Person (other than, with respect to (x) the Company, any Subsidiary or (y) any Subsidiary, the Company or any other Subsidiary) except in the ordinary course of business or make any loans, advances or capital contributions to, or investments in, any other Person (other than, with respect to (1) the Company, any Subsidiary or (2) any Subsidiary, the Company or any other Subsidiary), except for any such matter undertaken in the ordinary course of business consistent with past practice PROVIDED, in any event, that such obligations, loans, advances, contributions or investments do not exceed $50,000 individually and $250,000 in the aggregate;
(iii) make any commitments for, or make or authorize any, capital expenditures other than in amounts less than $150,000 individually and $500,000 in the aggregate other than as disclosed in Section 5.1(h) of the Company Letter or
(iv) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any Person or any division thereof or any assets, except in the ordinary course of business consistent with past practice;

       (i) (i) change any of the accounting methods, policies or procedures used by it unless required by GAAP or (ii) except as required by applicable law, make any Tax election or change any Tax election already made, adopt any Tax accounting method, change any Tax accounting method unless required by applicable law, enter into any tax allocation agreement, tax sharing agreement, tax indemnity agreement or closing agreement, settle any Tax claim or assessment or consent to any Tax claim or assessment or any waiver of the statute of limitations for any such claim or assessment;

       (j)    (i)    pay,  discharge  or  satisfy  any  claims,  liabilities  or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction of any such claims, liabilities or obligations in the ordinary course of business or any such payment, discharge or satisfaction that the Company or any of its Subsidiaries is required to make by any law, rule or regulation of any Governmental Entity or by any contractual obligation not prohibited by this
Section 5.1, PROVIDED such payment, discharge or satisfaction does not exceed $250,000 in the aggregate (ii) pre-pay any long-term debt, except in the ordinary course of business in an amount not to exceed $250,000 in the aggregate for the Company and its Subsidiaries taken as a whole, (iii) accelerate or delay collection of notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business consistent with past practice, (iv) except as disclosed in Section 5.1(j) of the Company Letter, delay or accelerate payment of any account payable or in advance of its due date or the date such liability would have been paid in the ordinary course of business consistent with past practice, or (v) vary the inventory practices of the Company or its Subsidiaries in any material respect from past practices;

       (k) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than the Mergers);

       (l) (i) knowingly take, or agree to commit to take, any action that would reasonably be expected to result in any of the conditions to the Mergers not being satisfied, or that would give rise to a right of termination of this Agreement for Parent or Merger Subsidiary pursuant to Section 8.1 hereof or (ii) enter into any agreement or take any other action that would present a material risk of delaying the Mergers or that would require a consent of a third party for the consummation of the Mergers;

       (m) enter into any agreement that would have the effect of subjecting Parent, the Surviving Corporation or any of their affiliates to any non-compete or other material restrictions on their respective businesses following the Closing;

       (n)    waive,   release,   assign,  settle  or  compromise  any  material
litigation or arbitration;

       (o) write up, write down or write off the book value of any assets, individually or in the aggregate, for the Company and its Subsidiaries taken as a whole, in excess of $150,000, except for depreciation and amortization in accordance with GAAP consistently applied and except for the write down of obsolete inventory in the ordinary course of business;

       (p) take any action to exempt or make not subject to (A) the provisions of Section 203 of the Delaware Law, or (B) any other state takeover law or state law that purports to limit or restrict business combinations or the ability to acquire or vote shares, any Person (other than Parent, Merger Subsidiary and any subsidiaries of Parent) or any action taken thereby, which Person or action would have otherwise been subject to the restrictive provisions thereof and not exempt therefrom;

       (q) except to the extent disclosed in Section 5.1(q) of the Company Letter, (i) effect a plant closing or mass layoff affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any Subsidiary without the prior written consent of Parent or (ii) terminate more than forty-nine (49) employees within a site of employment or facility of the Company or any Subsidiary or operating unit within a site of employment or facility or operating unit of the Company or any Subsidiary without providing prior written notice to Parent. For the purposes of this Section 5.1(q), "plant closing," "operating unit," and "employment loss" shall have the meanings ascribed to such terms in Section 3.18 of this Agreement; and

       (r) enter into an agreement, contract, commitment or arrangement to do any of the foregoing, or to authorize any of the foregoing.

       SECTION 5.2 TAKEOVER PROPOSALS. The Company agrees that it will, and that it will cause the officers, directors, investment bankers, attorneys, accountants, employees and other agents or representatives of the Company and its Subsidiaries (collectively, the "COMPANY

REPRESENTATIVES") to, immediately cease and cause to be terminated any existing discussions or negotiations, if any, with any Person conducted heretofore with respect to any possibility or consideration of making a Takeover Proposal (as defined below), and will promptly request that all confidential information furnished on behalf of the Company with respect thereto be returned. The Company shall notify Parent promptly (and in any event within one (1) business day) in writing if any inquiries or proposals are received by, any information is requested from, or any negotiations or discussions are sought to be initiated or continued with the Company, any of its Subsidiaries or any Company Representatives, in each case in connection with any Takeover Proposal including the identity of the Person and its affiliates making such proposal, inquiry or offer and any information requested from it or of any negotiations or discussions being sought to be initiated with it, and shall furnish to Parent a written summary of the material terms and conditions of any such proposal, inquiry or offer. The Company agrees that it shall keep Parent fully informed promptly of any developments in the status and terms of any of the foregoing. As used in this Agreement, "TAKEOVER PROPOSAL" shall mean any offer or proposal (other than the Mergers) concerning any (i) tender or exchange offer involving more than 20% of the Shares, (ii) merger, consolidation, recapitalization, restructuring or other business combination or similar transaction involving the Company or any of its Subsidiaries, (iii) issuance, sale or other disposition (including by way of merger, consolidation, business combination, share exchange, joint venture or similar transaction) of Shares or other equity interests representing 20% or more of the voting power of the Company, (iv) sale, lease or disposition directly or indirectly by merger, consolidation, business combination, share exchange, joint venture or otherwise, of assets representing 20% or more of the consolidated assets, revenues or net income of the Company and its Subsidiaries, or (v) combination of any of the foregoing.

       SECTION 5.3   NO SOLICITATION.

       (a) The Company will not, nor will it authorize or permit the Company Representatives to, directly or indirectly: (i) encourage (including by way of furnishing non-public information), initiate, participate in, or solicit any offer or proposal which constitutes any Takeover Proposal; (ii) in the event of an unsolicited Takeover Proposal for the Company, engage in negotiations or discussions with, or provide any information to, any Person (other than Parent, any of its affiliates or representatives) relating to or in connection with any Takeover Proposal; or (iii) enter into any agreement with respect to any Takeover Proposal or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Mergers or any other transaction contemplated by this Agreement.

       (b) Notwithstanding the foregoing, prior to the Effective Time, the Company may furnish information concerning its business, properties or assets to any Person pursuant to a customary confidentiality agreement (the terms or provisions of which are no more favorable to such Person than the terms or provisions with respect to Parent and Merger Subsidiary pursuant to the Confidentiality Agreement, dated November 6, 2002, between an affiliate of Parent and the Company Financial Advisor on behalf of the Company (the "CONFIDENTIALITY Agreement")), and may discuss and negotiate and participate in discussions and negotiations with such Person concerning a Takeover Proposal only if (i) such Person has made a Superior Proposal and (ii) the Board of Directors determines in good faith, after receiving advice from outside legal counsel to the Company, that the failure to provide such information or to engage in such discussions or negotiations would constitute a breach of the fiduciary obligations of the Board of Directors to the Company's stockholders. A "SUPERIOR PROPOSAL" shall mean a bona fide Takeover Proposal made by a third party which was not solicited in violation of this Agreement by the Company, any of its Subsidiaries, or any Company Representative or affiliate of the Company, and which, in the good faith judgment of the Board of Directors, taking into account the various legal, financial and regulatory aspects of the Takeover Proposal and the Person making such Takeover Proposal, (x) if accepted, would be capable of being consummated by such third party without a financing contingency, and (y) if accepted would, based upon the written opinion of Legacy, result in a transaction that is more favorable to the Company's stockholders, from a financial point of view, than the Mergers. The Company shall promptly, and in any event within one (1) business day following any determination by the Board of Directors that a Takeover Proposal (or any amendment thereto) is a Superior Proposal, notify Parent in writing ("NOTICE OF SUPERIOR PROPOSAL") of such determination of the same, which notice shall include the identity of the bidder and a reasonable summary of the terms and conditions of the Superior Proposal or, if a Superior Proposal is amended, the terms and conditions as so amended. If Parent does not, within three (3) business days after Parent's receipt of a Notice of Superior Proposal or of any such notice with respect to any amended proposal, make an irrevocable written offer or enter into a definitive written agreement amending this Agreement to provide for a transaction which the Board of Directors has determined in its judgment (after receiving the advice of Legacy) to be at least as favorable to the Company's stockholders as the Superior Proposal, the Company, by action of its Board of Directors, may terminate this Agreement pursuant to and in accordance with clause (iv) of Section 8.1(f) and enter into an agreement with respect to a Superior Proposal.

       (c) Neither the Board of Directors nor any committee thereof shall (i) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Parent or Merger Subsidiary, the approval or recommendation by the Board of Directors or any such committee of the Mergers and the adoption and approval of this Agreement, (ii) approve or recommend, or propose to approve or recommend, any Takeover Proposal, or (iii) cause the Company to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Takeover Proposal. Nothing contained in this Section 5.3(c) shall prohibit the Company (x) from taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act with regard to a Takeover Proposal (provided that the Board of Directors shall not withdraw or modify in an adverse manner its approval or recommendation of the Mergers or this Agreement except as set forth below) or (y) in the event that a Superior Proposal is made and the Board of Directors determines in good faith, after receiving advice from outside counsel, that it would otherwise constitute a breach of the fiduciary obligations of the Board of Directors to the Company's stockholders, from withdrawing or modifying its recommendation of the Mergers prior to the Special Meeting; PROVIDED that such withdrawal or modification cannot be made earlier than three (3) business days following the day of delivery of written notice to Parent of its intention to do so, and, PROVIDED FURTHER, that such withdrawal or modification can only be made if the Company is in compliance with all other provisions of this Agreement. Any such withdrawal or modification shall not change the approval of the Board of Directors for purposes of causing Section 203 of the Delaware Law to be inapplicable to the Mergers and the Voting Agreements. Nothing contained in this Section 5.3(c) shall affect the Company's obligations under Section 6.1(a) to hold and convene the Special Meeting and to submit this Agreement and the Mergers for adoption and approval.

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

       SECTION 6.1   SPECIAL   MEETING;   PROXY   STATEMENT.    As  promptly  as
practicable following the date of this Agreement, the Company shall:

       (a) duly call, give notice of, convene and hold a special meeting of its stockholders (the "SPECIAL Meeting") for the purpose of obtaining the necessary approvals of the Mergers and this Agreement by the stockholders of the Company;

       (b) prepare and, after consultation with and review by Parent and its outside counsel, file with the SEC a preliminary proxy statement relating to the Mergers and this Agreement and use its reasonable best efforts (i) to obtain and furnish the information required to be included by the SEC in such proxy statement and, after consultation with and review by Parent, to respond promptly to any comments made by the SEC with respect to the preliminary proxy statement and promptly cause a definitive proxy (the "PROXY STATEMENT") to be mailed to its stockholders and, if necessary, after the Proxy Statement shall have been so mailed, promptly circulate amended or supplemental proxy material and, if required in connection therewith, resolicit proxies; PROVIDED, that no such amended or supplemental proxy material will be mailed by the Company without consultation with and review by Parent and its outside counsel (which review shall not be unreasonably delayed) and (ii) to obtain the necessary adoption and approval of this Agreement and the Mergers by the stockholders of the Company;

       (c) include in the Proxy Statement the fairness opinion of Legacy, as described in Section 1.8 of this Agreement, and the recommendation of the Board of Directors that stockholders of the Company vote in favor of the approval of the Mergers and the adoption of this Agreement, unless a Superior Proposal is made and the Board of Directors determines, in accordance with Section 5.3(c) of this Agreement, that including the recommendation would constitute a breach of the fiduciary obligations of the Board of Directors to the Company's stockholders; PROVIDED, HOWEVER, that the Company agrees that its obligations under Section 6.1(a) to hold and convene the Special Meeting and to submit this Agreement and the Mergers for adoption and approval shall not be affected by a determination by the Board of Directors that it cannot make such recommendation to the Company's stockholders;

       (d) promptly notify Parent of the receipt of any comments from the SEC and of any request from the SEC for amendments or supplements to the preliminary proxy statement or the Proxy Statement or for additional information, and will promptly supply Parent and its outside counsel with copies of all written correspondence between the Company or its representatives, on the one hand, and the SEC or members of its staff, on the other hand, with respect to the preliminary proxy statement, the Proxy Statement or the Mergers;

       (e) promptly notify Parent of the receipt of any comments from the SEC with respect to the CVRs, supply Parent and its outside counsel with copies of all written correspondence between the Company or its representatives, on the one hand, and the SEC or members of its staff, on the other hand, with respect to the CVRs, consult with Parent prior to responding to such comments and permit Parent and its outside counsel to participate in any and all correspondence, discussions or communications with the SEC regarding the CVRs;

       (f) promptly inform Parent and its outside counsel if at any time prior to the Special Meeting, any event should occur that is required by applicable law to be set forth in an amendment of, or a supplement to, the Proxy Statement, in which case, the Company, with the cooperation and approval of and in consultation with Parent and its outside counsel, will, upon learning of such event, promptly prepare and mail such amendment or supplement; and (g) promptly correct the Proxy Statement if and to the extent that it shall have become false or misleading in any material respect (and each of Parent and Merger Subsidiary, with respect to written information supplied by it specifically for use in the Proxy Statement, promptly shall notify the Company of any required corrections of such information and cooperate with the Company with respect to correcting such information) and to supplement the information contained in the Proxy Statement to include any information that shall become necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading in any material respect.

       SECTION 6.2   MEETING  OF  STOCKHOLDERS  OF  THE  COMPANY.    Subject  to
Section 5.3 hereof, at the Special Meeting, the Company shall use its reasonable best efforts to solicit from stockholders of the Company proxies in favor of the Mergers and shall take all other action necessary or, in the reasonable opinion of Merger Subsidiary, advisable to secure any vote or consent of stockholders required by the Delaware Law or the Alabama Law to effect the Mergers. Merger Subsidiary agrees that it shall vote, or cause to be voted, in favor of the Mergers all Shares directly or indirectly beneficially owned by it.

       SECTION 6.3   ADDITIONAL AGREEMENTS.

       (a)    The Company and Parent shall use their  reasonable best efforts to
(i) take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable under applicable law or otherwise to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable, (ii) obtain from any Governmental Entities any Regulatory Approvals required to be obtained or to avoid any action or proceeding by any Governmental Entity (including, without limitation, those in connection with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated herein, including without limitation the Mergers, and (iii) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Mergers required under (x) the Exchange Act, and any other applicable federal or state securities Laws, (y) the Exon-Florio Amendment and the HSR Act and (z) any other applicable law; PROVIDED, that the Company and Parent shall cooperate with each other in connection with (1) preparing and filing of the Proxy Statement and any other filings, (2) determining whether any action by or in respect of, or filing with, any Governmental Entity is required, in connection with the consummation of the Mergers and (3) seeking any such actions, consents, approvals or waivers or making any such filings, including providing copies of all filed documents to the non-filing party and its advisors prior to filing and, if requested, accepting all reasonable additions, deletions or changes suggested in connection therewith; and PROVIDED,

FURTHER, that nothing in this Section 6.3 shall require Parent to agree to (A) the imposition of conditions, (B) the requirement of divestiture of assets or property or (C) the requirement of expenditure of money by Parent to a third party in exchange for any such consent. The Company and Parent shall furnish to each other all information required for any application or other filing under the rules and regulations of any applicable law (including all information) in connection with the transactions contemplated by this Agreement.

       (b) The Company shall give (or shall cause its Subsidiaries to give) any notices to third parties, and use, and cause its Subsidiaries to use, all reasonable best efforts to obtain (i) the consents under the Company Agreements set forth in Section 3.6(a) of the Company Letter (the "MATERIAL COMPANY CONSENTS"), and (ii) any other third party consents which are necessary, proper or advisable to consummate the transactions contemplated in this Agreement; PROVIDED, HOWEVER, with respect solely to (ii) above, the Company and Parent shall coordinate and cooperate in determining whether any actions, consents, approvals or waivers are required to be obtained from third parties in connection with consummation of the Mergers. In the event the Company fails to obtain any of the foregoing consents, the Company shall use all reasonable efforts, and shall take any such actions reasonably requested by Parent, to minimize any adverse effect upon the Company, and its businesses resulting, or which would reasonably be expected to result after the consummation of the Effective Time, from the failure to obtain such consent.

       (c) From the date of this Agreement until the Effective Time, the Company shall promptly notify Parent in writing of any pending or, to the knowledge of the Company, threatened action, suit, arbitration or other proceeding or investigation by any Governmental Entity or any other person (i) challenging or seeking material damages in connection with the Mergers or any other transaction contemplated by this Agreement or the Voting Agreements or
(ii) seeking to restrain or prohibit the consummation of the Mergers or any other transaction contemplated by this Agreement or the Voting Agreements or otherwise limit the right of Parent or any subsidiary of Parent to own or operate all or any portion of the businesses or assets of the Company or any of its Subsidiaries, which, in either case, would reasonably be expected to have a Material Adverse Effect.

       SECTION 6.4   NOTIFICATION OF CERTAIN MATTERS.

       (a) The Company shall give prompt notice to Parent and Merger Subsidiary of the occurrence or non-occurrence of any event whose occurrence or non-occurrence would be likely to cause (i) any representation or warranty made by the Company or the DSS Cleared Company contained in this Agreement which is qualified as to Material Adverse Effect to be untrue or inaccurate at any time from the date hereof to the Effective Time, (ii) any other representation or warranty made by the Company or the DSS Cleared Company contained in this Agreement to be untrue or inaccurate at any time from the date hereof to the Effective Time (other than such untruth or inaccuracy which would not, individually or in the aggregate, have a Material Adverse Effect), (iii) any condition set forth in Section 7.1 or 7.3 to be unsatisfied at any time from the date hereof to the Closing Date or (iv) any failure on the part of the Company or the DSS Cleared Company to comply with or satisfy in any material respect any material covenant, condition or agreement to be complied with or satisfied by it hereunder.

       (b) Parent shall give prompt notice to the Company of the occurrence or non-occurrence of any event whose occurrence or non-occurrence would be likely to cause (i) any representation or warranty made by Parent or Merger Subsidiary contained in this Agreement which is qualified as to materiality to be untrue or inaccurate at any time from the date hereof to the Effective Time,
(ii) any other representation or warranty made by Parent or Merger Subsidiary contained in this Agreement to be untrue or inaccurate in a material respect at any time from the date hereof to the Effective Time, (iii) any condition set forth in Section 7.1 or 7.2 to be unsatisfied at any time from the date hereof to the Closing Date or (iv) any failure on the part of the Parent or Merger Subsidiary to comply with or satisfy in any material respect any material covenant, condition or agreement to be complied with or satisfied by it hereunder.

       (c) The delivery of any notice pursuant to this Section 6.4 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice or the right of such party to terminate this Agreement.

       SECTION 6.5   ACCESS; CONFIDENTIALITY.

       (a) Subject to any restrictions under applicable law, the Company shall continue to give (and shall cause each of its Subsidiaries to give) the officers, employees, accountants, counsel, financing sources and other representatives of Parent, reasonable access for reasonable purposes in light of the transactions contemplated by this Agreement, during normal business hours during the period prior to the Closing Date to all its properties, books, contracts, commitments and records and, during such period, the Company shall (and shall cause each of its Subsidiaries to) furnish promptly to Parent (i) a copy of each report, schedule, registration statement and other document publicly filed or received by it during such period pursuant to the requirements of federal securities laws and (ii) information regarding any material business development of the Company or any Subsidiary and all other information concerning its business, properties and personnel as Parent may reasonably request; PROVIDED, HOWEVER, that the Company shall not be required to waive any legal privilege by virtue of this Section 6.5. The Company shall use its reasonable best efforts to enter into an appropriate agreements with Parent to allow for disclosures under this Section 6.5(a) without waiving or otherwise relinquishing any applicable privileges. During this period, the Company will also consult with Parent on all matters outside the ordinary course of business relating to the Company's business and strategy. The Company expressly agrees that from the date hereof until the Closing Date, the Company will provide Parent and Merger Subsidiary with all documents, materials and information in the Company's possession or control pertaining to environmental matters concerning any current or previous Company owned, leased or operated property, facility, or business including compliance with and responsibility or liability under, any Environmental Laws or related to Hazardous Substances. The Company grants access to Parent to any of its currently owned, leased or operated properties, for environmental investigation, including invasive testing if reasonably warranted and recommended by a qualified consultant at the conclusion of a Phase I Environmental Audit; PROVIDED, HOWEVER, that Parent provide a written work plan for Company's prior review and approval for any such invasive work. Unless otherwise required by law and until the Closing Date, Parent and Merger Subsidiary shall hold any such information which is non-public information  in  confidence  and  shall  not  use  such  information  except  in accordance with, and shall otherwise abide by, the provisions of the Confidentiality Agreement. No investigation pursuant to this Section 6.5(a) shall affect any representation or warranty made by the Company hereunder.

       (b) Prior to the Closing, the Company and its accountants, counsel, agents and other representatives shall cooperate with Parent by providing information about the Company which is necessary for Parent and its accountants, agents, counsel and other representatives to prepare the Disclosure Documents. Notwithstanding the penultimate sentence of Section 6.5(a) hereof, Parent may disclose, or cause its representatives to disclose, and at the request of Parent, the Company shall and shall cause its Subsidiaries to disclose information concerning the Company and its Subsidiaries and their respective businesses, assets and properties, and the transactions contemplated by this
Agreement to prospective financing sources in connection therewith, provided that such financing sources agree to hold such information in confidence in accordance with, and shall otherwise abide by, the provisions of the Confidentiality Agreement.

       SECTION 6.6 PUBLICITY. The initial press release with respect to the execution of this Agreement shall be a joint press release in the form attached hereto as Exhibit 6.6. Thereafter, so long as this Agreement is in effect and subject to the other provisions of this Agreement, neither the Company, Parent nor any of their respective affiliates shall issue or cause the publication of any press release or other announcement with respect to the Mergers, this Agreement or the other transactions contemplated hereby without the prior consent of the other party, except after receiving the advice of outside legal counsel, and after informing all the parties hereto, that such release or announcement is required by law or by any listing agreement with or rules of a national securities exchange or trading market. If so advised, Parent and the Company shall consult with each other before issuing, and provide each other the opportunity to comment upon, any such press release or other public statements with respect to such transactions.

       SECTION 6.7   DIRECTORS' AND OFFICERS' INSURANCE AND INDEMNIFICATION.

       (a) Until the Effective Time the Company shall keep in effect Article IX of its By-Laws, and thereafter for a period of six (6) years, the Surviving Corporation shall keep in effect in its Articles of Incorporation or By-Laws provisions which provides for indemnification and exculpation of the present or former officers, directors, employees and agents (the "INDEMNIFIED PERSON(S)") of the Company to the extent provided by Articles IX of the Company's By-laws on the date hereof.

       (b) The Parent shall maintain, or shall cause the Surviving Corporation to maintain, the Company's and its Subsidiaries existing officers' and directors' liability insurance ("D&O INSURANCE") covering those persons who are covered by the Company's D&O Insurance as of the date hereof or as of the Effective Time (the "COVERED Persons") for a period of one (1) year after the Effective Time and, for a period of five (5) years thereafter, shall maintain D&O Insurance for such Covered Persons through the D&O Insurance of an affiliate of Parent on terms used consistent with those applicable to other officers and directors covered under such D&O Insurance; PROVIDED, that the Surviving Corporation may substitute therefor policies of substantially equivalent coverage and amounts containing terms no less favorable to such former directors or officers (but without creating any gaps in coverage); PROVIDED, FURTHER, that the Surviving Corporation shall not in any event be required to pay an annual premium for the D&O Insurance in excess of 150% the last annual premium paid prior to the date of this Agreement, which premium the Company represents and warrants to be approximately $90,000.00; PROVIDED, FURTHER, that if the annual premiums of such insurance coverage exceed such amount, Parent shall be obligated to obtain a policy with the best coverage available for a cost not exceeding such amount. Each of Parent, Merger Subsidiary and the Company acknowledge and hereby agree that each of the Covered Persons is intended to be a third party beneficiary of the terms of this Section 6.7(b). The Surviving Corporation shall reimburse each Indemnified Person for his or her reasonable expenses in enforcing his or her rights under this Section 6.7, including reasonable attorneys fees, unless a court of competent jurisdiction shall determine, and such determination shall have become final and non-appealable, that indemnification of such Indemnified Person in the manner contemplated hereby, is prohibited by applicable law.

       (c) If the Surviving Corporation or any successor or assign shall (i) consolidate with or merge into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then and in each such case, proper provisions shall be made so that the successors and assigns thereof shall assume the obligations set forth in this Section 6.7; PROVIDED, HOWEVER, no such assignment or assumption shall relieve the Surviving Corporation (or any successor or assign) of its obligations set forth in (or imposed pursuant to) this Section 6.7.

       SECTION 6.8 EMPLOYEE BENEFITS. On and after the Effective Time, Parent agrees to cause the Surviving Corporation to arrange for each employee, director and officer of the Company and its Subsidiaries who was participating in any of the Benefit Plans of the Company or any Subsidiary immediately before the Effective Time and who remains an employee, director or officer of the Surviving Corporation after the Effective Time, to be eligible to participate in any counterpart benefit plans in which employees, directors and officers of the Surviving Corporation participate (the "COUNTERPART PLANS"), in accordance with the terms and conditions thereof, and if such Counterpart Plans exist, to provide that for purposes of eligibility, vesting and determination of level of benefits, but not accrual of or entitlement to benefits, such participants shall receive full credit for years of service with the Company and/or any Subsidiary and prior employers to the extent such service is taken into account under such Benefit Plans, PROVIDED that such service shall not be recognized to the extent that such recognition would result in a duplication of benefits or to the extent that such service was not recognized under the applicable Benefit Plan immediately before the Effective Time. The Surviving Corporation shall give credit under those of its Counterpart Plans that are welfare benefit plans for all co-payments made, amounts credited toward deductibles and out-of-pocket maximums, and time accrued against applicable waiting periods, by employees and officers (in each case including their eligible dependents) of the Company and the Subsidiaries, to the extent given under the applicable Benefit Plan of the Company or any Subsidiary immediately before the Effective Time, and shall waive all pre-existing condition restrictions otherwise applicable to employees and officers of the Company or any Subsidiary under the Counterpart Plans that are welfare benefit plans in which employees and officers of the Company and any Subsidiary become eligible to participate on or following the Effective Time, but only to the extent restrictions were not applicable to the relevant participant under the applicable Benefit Plan immediately prior to the Effective Time. Notwithstanding anything to the contrary herein, the Stock Plans of the Company will not be continued after, and shall be terminated as of, the Effective Time.

       SECTION 6.9 MERGER SUBSIDIARY COMPLIANCE. Parent shall cause Merger Subsidiary to timely perform and comply with all of its obligations under or related to this Agreement, including, without limitation, all obligations in or with respect to the Mergers.

       SECTION 6.10  REASONABLE BEST EFFORTS.

       (a) Prior to the Closing, upon the terms and subject to the terms, provisions and conditions of this Agreement, Parent, Merger Subsidiary, the Company and the DSS Cleared Company agree to use their respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable.

       (b) No party shall willfully perform any act which if performed, or willfully omit to perform any act which if omitted to be performed, would prevent or excuse the consummation of the Mergers.

       SECTION 6.11  TAXES.

       (a) Parent, Great Universal and the Company and its Subsidiaries shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this Agreement and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Company, its Subsidiaries and Great Universal agree (i) to retain all books and records with respect to Tax matters pertinent to each of the Company and its Subsidiaries relating to any Taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Parent, any extensions thereof) of the respective Taxable periods, and to abide by all record retention agreements entered into with any Taxing authority, (ii) to deliver or make available to Parent, within sixty (60) days after the Closing Date, copies of all such books and records, and (iii) to give the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other party so requests, the Company and its Subsidiaries or Great Universal, as the case may be, shall allow the other party to take possession of such books and records. Parent and Great Universal further agree, upon request, to use their best efforts to obtain any certificate or other document from any governmental authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

       (b) All transfer, documentary, sales, use, stamp, registration and other substantially similar Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (collectively, "TRANSFER TAXES") shall be borne by Great Universal and Parent equally.

       (c) The Company shall have delivered to Parent a form of notice to the Internal Revenue Service in accordance with the requirements of Treasury
Regulations  Section   1.897-

2(h)(2) and in form and substance reasonably acceptable to Parent along with written authorization for Parent to deliver such notice form to the Internal Revenue Service on behalf of the Company upon the Closing.

                                  ARTICLE VII

                                   CONDITIONS

       SECTION 7.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGERS. The respective obligations of each party to effect the Mergers shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions, any and all of which may be waived in whole or in part by the Company, Parent or Merger Subsidiary, as the case may be, to the extent permitted by applicable law:

       (a) STOCKHOLDER APPROVAL. The Mergers and this Agreement shall have been approved and adopted by the requisite vote of the holders of the Shares; and

       (b) NO RESTRAINTS. No statute, rule, regulation, order, decree, judgment, ruling or injunction shall have been instituted, pending, enacted or promulgated by any Governmental Entity or any court of competent jurisdiction which directly restrains or prohibits the consummation of the Mergers in accordance with the terms of this Agreement; PROVIDED, HOWEVER, that each of the parties hereto shall have used reasonable efforts to prevent and appeal as necessary any of the foregoing.

       SECTION 7.2 CONDITIONS TO PARENT'S AND MERGER SUBSIDIARY'S OBLIGATION TO EFFECT THE MERGERS. The respective obligations of Parent and Merger
Subsidiary to effect the Mergers shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions, any and all of which may be waived in whole or in part by Parent or Merger Subsidiary, as the case may be, to the extent permitted by applicable law:

       (a) PERFORMANCE OF OBLIGATIONS; REPRESENTATIONS AND WARRANTIES. (i) Each of the Company and the DSS Cleared Company shall have performed in all material respects each of its covenants and agreements contained in this Agreement required to be performed at or prior to the Closing Date, (ii) each of the representations and warranties of each of the Company and the DSS Cleared Company made in this Agreement which is qualified as to materiality shall have been true and correct when made and shall be true and correct in all respects as of the Closing Date as if made on and as such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date), and (iii) each of the representations and warranties of each of the Company and the DSS Cleared Company made in this Agreement that is not so qualified shall have been true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct in all material respects as of such certain date).

       (b) ANCILLARY AGREEMENTS. Each of the Ancillary Agreements to which each of the Company and the DSS Cleared Company is or will be a party shall have been duly authorized, executed and delivered by each of the Company and the DSS Cleared Company and each of the Company and the DSS Cleared Company shall have performed or complied with each such Ancillary Agreement in all material respects.

       (c) MATERIAL ADVERSE EFFECT. Since the date hereof, there shall not have occurred any Material Adverse Effect or any event or development that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

       (d) CONSENTS. The Company shall have obtained each Material Company Consent, each of which is in full force and effect as of the Closing Date.

       (e) REGULATORY APPROVALS. All Regulatory Approvals, including in particular under Section 721 of the Defense Production Act of 1950, as amended, and the regulations and rules thereunder (the "EXON-FLORIO Amendment") shall have been obtained and shall be in full force and effect as of the Closing Date; PROVIDED that such Regulatory Approvals shall not impose terms or conditions which (i) restrain, prohibit or materially limit Parent's or Merger Subsidiary's ownership or operation (or that of their respective subsidiaries or affiliates) of all or any material portion of the business or assets of the Company (or the Surviving Corporation) and its (or the Surviving Corporation's) Subsidiaries, taken as a whole, or (ii) compel Parent or any of its subsidiaries or affiliates to dispose of or hold separate all or any material portion of the business or assets of the Company (or the Surviving Corporation) and its (or the Surviving Corporation's) Subsidiaries, taken as a whole. Parent acknowledges that the requirement to enter into a special security agreement or voting trust agreement with respect to the Surviving Corporation shall not constitute a term or condition described in clauses (i) and (ii) above.

       (f) SECTION 280G WAIVERS. On or prior to the date hereof, the Company, the DSS Cleared Company and each Person to whom any payment or benefit is required or proposed to be made in connection or association with the consummation of the transactions contemplated by this Agreement or any Ancillary Agreement that could constitute an "excess parachute payment" (as defined in Section 280G(b)(1) of the Code) shall have executed and delivered a written waiver, in a form approved by Parent, of such Person's rights to receive such payment or benefit to the extent necessary to avoid treatment as an "excess parachute payment" (a "SECTION 280G WAIVER"), and each such Section 280G Waiver shall be in full force and effect as of the Closing Date.

       (g) INDEMNITY AGREEMENT. The Indemnity Agreement by and among the DSS Cleared Company, Great Universal and Parent shall have been duly authorized, executed and delivered by the DSS Cleared Company and Great Universal on or prior to the date hereof, shall be in full force and effect as of the Closing Date and neither the DSS Cleared Company nor Great Universal shall be in breach thereof.

       (h) COMPANY OFFICERS CERTIFICATE. The Company shall have delivered to Parent a certificate, dated the Closing Date, signed by the chief executive officer or chief financial officer of the Company, certifying that the conditions set forth in Sections 7.2(a), (c), (d), (e) and (f) have been satisfied.

       SECTION 7.3 CONDITIONS TO THE COMPANY'S OBLIGATION TO EFFECT THE MERGERS. The obligation of the Company to effect the Mergers shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions, any and all of which may be waived in whole or in part by the Company, to the extent permitted by applicable law:

       (a) PERFORMANCE OF OBLIGATIONS; REPRESENTATIONS AND WARRANTIES. (i) Each of Parent and Merger Subsidiary shall have performed in all material respects each of its covenants and agreements contained in this Agreement required to be performed at or prior to the Closing Date, (ii) each of the representations and warranties of Parent and Merger Subsidiary made in this Agreement which is qualified as to materiality shall have been true and correct when made and shall be true and correct in all respects as of the Closing Date as if made on and as such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date), and (iii) each of the representations and warranties of Parent and Merger Subsidiary made in this Agreement that is not so qualified shall have been true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Closing Date as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct in all material respects as of such certain date).

       (b) ANCILLARY AGREEMENTS. Each of the Ancillary Agreements to which Parent and Merger Subsidiary is or will be a party shall have been duly authorized, executed and delivered by Parent and Merger Subsidiary, as the case may be, and Parent and Merger Subsidiary, as the case may be, shall have performed or complied with each such Ancillary Agreement in all material respects.

       (c) PARENT OFFICERS CERTIFICATE. Parent shall have delivered to the Company a certificate, dated the Closing Date, signed by the chief executive officer or chief financial officer of Parent, certifying that the condition set forth in Section 7.3(a) has been satisfied.

                                  ARTICLE VIII

                                   TERMINATION

       SECTION 8.1 TERMINATION. This Agreement may be terminated and the transactions contemplated herein may be abandoned at any time before the Effective Time, whether before or after stockholder approval:

       (a) By mutual written consent of Parent and the Company, in each case acting through its board of directors; or

       (b) By either Parent or the Company if any court of competent jurisdiction or other Governmental Entity shall have issued an order, decree or ruling (which order, decree or ruling the parties hereto shall use their best efforts to vacate), in each case permanently restraining, enjoining or otherwise prohibiting the Mergers and such order, decree, ruling or other action shall have become final and non-appealable and shall not have resulted from a material breach of a representation, warranty or covenant by the terminating party; or

       (c) By either Parent or the Company, if at the Special Meeting, the stockholders of the Company reject or otherwise fail to adopt and approve this Agreement and the Mergers; or

       (d) By Parent if, without any material breach by Parent or Merger Subsidiary of its representations, warranties or obligations under this Agreement, the Closing shall not have occurred on or before the date which is six months from the date of this Agreement (the "OUTSIDE DATE"), PROVIDED, HOWEVER, that Parent may not terminate this Agreement pursuant to this Section 8.1(d) if Parent shall have (i) failed to fulfill any obligation under this Agreement, which failure has been a principal cause of, or resulted in, the failure of any condition to the Closing to have been satisfied on or before such date, or (ii) otherwise materially breached this Agreement; or

       (e) By the Company if, without any material breach by the Company of its representations, warranties or obligations under this Agreement, the Closing shall not have occurred on or before the Outside Date, PROVIDED, HOWEVER, that the Company may not terminate this Agreement pursuant to this Section 8.1(e) if the Company shall have (i) failed to fulfill any obligation under this Agreement, which failure has been a principal cause of, or resulted in, the failure of any condition to the Closing to have been satisfied on or before such date, or (ii) otherwise materially breached this Agreement; or

       (f) By the Company, if (i) Parent or Merger Subsidiary shall have breached in any material respect any material covenant or other agreement contained in this Agreement, (ii) any representation or warranty of Parent or Merger Subsidiary made in this Agreement which is qualified as to materiality shall fail to be true and correct in all respects when made or as if made at such time, (iii) any representation or warranty of Parent or Merger Subsidiary made in this Agreement which is not so qualified shall fail to be true and correct in all material respects when made or as if made at such time, or (iv) to allow the Company to enter into an agreement in accordance with Section 5.3(b) hereof with respect to a Superior Offer, but only after the Company has convened a Special Meeting pursuant to Section 6.1(a) and the Company's stockholders have rejected the Mergers and this Agreement, and after the Company fulfills its obligations under Section 8.2 hereof on or prior to such termination (provided that the Company's right to terminate this Agreement under this Section 8.1(f)(iv) shall not be available if the Company is then in breach of Section 5.2 or 5.3), in each case with respect to clauses (i), (ii) and
(iii), which breach or which failure to be true and correct cannot be or has not been cured within ten (10) business days of the receipt of written notice thereof; or

       (g) By Parent, if (i) either the Company or the DSS Cleared Company shall have breached in any material respect any material covenant or other agreement contained in this Agreement, (ii) any representation or warranty of either the Company or the DSS Cleared Company made in this Agreement which is qualified as to materiality shall fail to be true and correct in all respects when made or as if made at such time or (iii) any representation or warranty of either the Company or the DSS Cleared Company made in this Agreement which is not so qualified shall fail to be true and correct in all material respects when made or as if made at such time, in each case which breach or which failure to be true and correct cannot be or has not been cured within ten (10) business days of the receipt of written notice thereof; or

       (h) By Parent, if (i) the Board of Directors of the Company shall have withdrawn or modified in a manner adverse to Merger Subsidiary, or failed upon Parent's request to reconfirm, its approval or recommendation of the Mergers or this Agreement (or determined to do any of the foregoing), (ii) the Board of Directors shall have determined to accept, or shall have determined to recommend to the Company's stockholders that they approve, a Takeover Proposal, or the Company shall have entered into or shall have publicly announced its intention to enter into, a definitive written agreement or written agreement in principle providing for a Takeover Proposal or (iii) a tender offer or exchange offer that, if successful, would result in any Person or group becoming a beneficial owner of 20% or more of the outstanding Shares is commenced (other than by Parent or an affiliate of Parent) and the Board of Directors fails to recommend against acceptance of such offer by the stockholders of the Company (including by taking no position or a neutral position with respect thereto); or

       (i) By Parent, if (i) either of the Voting Agreements shall cease to be in full force and effect or Great Universal is in material breach thereof; or
(ii) any Person (other than Parent, an affiliate of Parent or Great Universal) or group becomes the beneficial owner of 20% or more of the outstanding Shares.

       SECTION 8.2   EFFECT OF TERMINATION.

       (a)    In the event of  termination  of this  Agreement  as  provided  in
Section 8.1 hereof, written notice thereof shall forthwith be given to the other party or parties specifying the provision hereof pursuant to which such termination is made.

       (b) In the event of termination of this Agreement by either the Company, on one hand, or Parent and Merger Subsidiary on the other hand, as provided in Section 8.1, this Agreement shall forthwith become null and void and there shall be no liability on the part of Parent, Merger Subsidiary, the Company or the DSS Cleared Company, except (i) as set forth in Sections 8.2(c),
(d) or (e) hereof and (ii) nothing herein shall relieve Parent or Merger Subsidiary from liability for any breach of this Agreement or relieve any party from liability, or limit its liability, for any willful breach or willful misrepresentation hereunder, or prevent any party from asserting any equitable remedies available to it for such willful breach or willful misrepresentation.

       (c) (i) The Company shall pay to Parent an amount equal to Parent's and Merger Subsidiary's actual and reasonably documented out-of-pocket expenses (including without limitation, fees payable to all banks, investment banking firms and other financial institutions and their respective counsel, and all fees of counsel, accountants, financial printers, experts and consultants to Parent) not in excess of $1,000,000 (the "EXPENSE REIMBURSEMENT AMOUNT") if this Agreement is terminated for any of the following reasons:

                     (A) Parent or the Company shall have terminated this Agreement pursuant to Section 8.1(c) and no Takeover Proposal shall have been received or made known to the Company prior to the date of termination (regardless of whether such Takeover Proposal has been publicly announced);

                     (B) Parent shall have terminated this Agreement pursuant to Section 8.1(g) or 8.1(i)(i) and no Takeover Proposal shall have been received or made known to the Company prior to the date of termination (regardless of whether such Takeover Proposal has been publicly announced); or

                     (C) Parent shall have terminated this Agreement pursuant to Section 8.1(d) or the Company shall have terminated this Agreement pursuant to Section 8.1(e), and a Takeover Proposal shall have been made known to the Company and not withdrawn prior to the date of termination (regardless of whether such Takeover Proposal has been publicly announced), PROVIDED, HOWEVER, if Parent terminates this Agreement pursuant to Section 8.1(d) where the failure of the Closing to occur by the Outside Date is due to the existence of a Material Adverse Effect caused by the action of the Parent or its affiliates, the Company shall not have any obligation to pay the Expense Reimbursement Amount.

              (ii) The Company shall pay Parent an amount equal to $1,800,000 (the "TERMINATION FEE") if the Agreement is terminated for any of the following reasons:

                     (A) Parent or the Company shall have terminated this Agreement pursuant to Section 8.1(c) and either (1) a Takeover Proposal shall have been made and not withdrawn prior to the date of the Special Meeting or (2) a binding agreement with respect to a Takeover Proposal is entered into or the transactions constituting a Takeover Proposal are consummated within 9 months after such termination (the entering into a binding agreement with respect to, or the consummation of, a Takeover Proposal within such period, a "SUBSEQUENTLY ACCEPTED TAKEOVER PROPOSAL"), provided any amounts payable under this Section 8.2(c)(ii)(A) shall be less any amounts previously paid pursuant to Section 8.2(c)(i)(A) above;

                     (B) the Company shall have terminated this Agreement pursuant to Section 8.1(f)(iv);

                     (C) Parent shall have terminated this Agreement pursuant to Section 8.1(g) and either (1) a Takeover Proposal shall have been received or made known to the Company prior to the date of termination or (2) there is a Subsequently Accepted Takeover Proposal, provided any amounts payable under this Section 8.2(c)(ii)(D) shall be less any amounts previously paid pursuant to Section 8.2(c)(i)(B) above; or

                     (D) Parent shall have terminated this Agreement pursuant to Section 8.1(h).

                     (E) Parent shall have terminated this Agreement pursuant to Section 8.1(i) and a Takeover Proposal shall have been received or made known to the Company prior to the date of termination;
              provided any amounts payable under this Section 8.2(c)(ii)(E) shall be less any amounts previously paid pursuant to Section 8.2(c)(i)(B) above.

              (iii) Any Expense Reimbursement Amount or Termination Fee, as the case may be, shall be payable by the Company in accordance with the following:

                     (A) with respect to amounts payable under Sections 8.2(c)(i)(B), 8.2(c)(i)(C)(1), 8.2(c)(ii)(C)(1), 8.2(c)(ii)(D) or
              8.2(c)(ii)(E), not later than one (1) business day after the date of termination or, with respect to an Expense Reimbursement Amount, such later date as Parent presents to the Company its documented expenses;

                     (B) with respect to amounts payable under Sections 8.2(c)(ii)(A)(2), 8.2(c)(i)(C)(2) or 8.2(c)(ii)(C)(2), the earlier of the date the binding agreement with respect to the Subsequently Accepted Takeover Proposal is entered into or the transactions constituting the Subsequently Accepted Takeover Proposal are consummated; and

                     (C) with respect to amounts payable under Sections 8.2(c)(i)(A), 8.2(c)(ii)(A)(1) or 8.2(c)(ii)(B) on or prior to the date of termination or, with respect to an Expense Reimbursement Amount, such later date as Parent presents to the Company its documented expenses.

              (iv) Any Expense Reimbursement Amount or Termination Fee, as the case may be, shall be payable by wire transfer of immediately available funds to an account as Parent may designate in writing to the Company. Subject to Section 8.2(b) and the following sentence, upon payment of any Expense Reimbursement Amount or Termination Fee required to be paid pursuant to this Section 8.2(c), the Company shall have no further obligation to Parent or Merger Subsidiary, under this Agreement or otherwise; PROVIDED, HOWEVER, that if the Company fails to pay promptly the amounts required pursuant to this Section 8.2(c) and in order to obtain such payment Parent or Merger Subsidiary commences a suit which results in a final non-appealable judgment against the Company for such amounts, the Company shall pay to Parent or Merger Subsidiary (x) the costs and expenses (including reasonable attorneys' fees) incurred by Parent or Merger Subsidiary in connection with such suit and (y) interest on all such amounts required to be paid at the rate announced by Citibank N.A. as its "reference rate" in effect on the date such amounts were required to be paid. The Company's obligation to pay an Expense Reimbursement Amount or Termination Fee, as the case may be, under this
       Section 8.2 shall survive termination of this Agreement and continue until such amount is paid, including without limitation amounts payable under Section 8.2(c)(iii)(B).

              (v) The Company acknowledges that the Expense Reimbursement Amount and Termination Fee provided for in this Section 8.2 is an integral part of the transactions contemplated by this Agreement and that without the Expense Reimbursement Amount and Termination Fee provided for above, neither Parent nor Merger Subsidiary would enter into this Agreement.

       (d) Each party, if so requested by the other party, will return promptly every document furnished to it by or on behalf of the other party in connection with the transactions contemplated hereby, whether so obtained before or after the execution of this Agreement, and any copies thereof (except for copies of documents publicly available) which may have been made, and will use reasonable efforts to cause its representatives and any representatives of financial institutions and investors and others to whom such documents were furnished promptly to return such documents and any copies thereof any of them may have made.

       (e) The parties' obligations under Sections 6.5, 6.6 and Article IX hereof shall continue indefinitely notwithstanding any termination of this Agreement, PROVIDED THAT, with respect to Section 6.5, the parties' obligations to keep information confidential shall terminate three (3) years from the date hereof. This Section 8.2 shall survive any termination of this Agreement and the Confidentiality Agreement will remain in full force and effect in the event of such termination.

                                   ARTICLE IX

                               GENERAL PROVISIONS

       SECTION 9.1 AMENDMENT. This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective boards of directors at any time before or after adoption and approval hereof by the stockholders of the Company but, after such adoption and approval, no amendment shall be made which reduces the amount or changes the form of Merger Consideration to be paid in the Mergers or in any way materially adversely affects the rights of holders of the Shares without the further adoption and approval of such holders. This Agreement may not be amended except by an instrument in writing signed by or on behalf of each of the parties hereto.

       SECTION 9.2 WAIVER. At any time prior to the Effective Time, the parties hereto, by action taken by their respective boards of directors, may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or satisfaction of any of the conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

       SECTION 9.3 NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Sections 6.5, 6.7, and 6.8 hereof and this Article IX, and, without limitation by the specific enumeration of the foregoing, each and every other agreement contained in this Agreement or any certificate or other document delivered pursuant to this Agreement and which contemplates performance after the Effective Time, shall survive the Mergers. None of the representations, warranties and agreements (other than those agreements referred to in the previous sentence of this Section 9.3) contained in this Agreement or in any exhibit, disclosure schedule, certificate or other instrument delivered pursuant to this Agreement shall survive the earliest to occur of the Effective Time and the termination of this Agreement.

       SECTION 9.4 NOTICES. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be deemed given if in writing and delivered personally or sent by overnight courier (providing proof of delivery), postage prepaid or by facsimile (which is confirmed).

              if to Parent or Merger Subsidiary:

              225 Reineckers Lane, Suite 525
              Alexandria, Virginia  22314
              Attention: Misty Walsh
              Facsimile: (703) 683-8979

              with a copy to:

              Michael W. Sturrock, Esq.
              Latham & Watkins LLP
              80 Raffles Place #14-20
              UOB Plaza 2, Singapore 048624
              Facsimile: (+65) 6536-1171

              if to the Company or the DSS Cleared Company:

              3800 Richardson Road South
              Hope Hull, Alabama  36043
              Attention:  President
              Facsimile:  (334) 613-6519

              with a copy to:

              Leonard Gubar, Esq.
              Piper Rudnick LLP
              1251 Avenue of the Americas
              New York, New York 10020
              Facsimile: (212) 835-6001

or to such other address as may have been designated in a prior notice. Notices shall be deemed to have been given when received.

       SECTION 9.5 HEADINGS. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

       SECTION 9.6 EXHIBITS, SCHEDULES AND ANNEXES. The Exhibits, Schedules and Annexes referred to in this Agreement shall be deemed to be an integral part of this Agreement as if fully rewritten herein.

       SECTION 9.7 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same document.

       SECTION 9.8   GOVERNING LAW.

       (a) This Agreement, including all matters of construction, validity and performance, shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts made, executed and to be fully performed in such state by citizens of such state, without regard to conflict of laws principles.

       (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.8(b).

       SECTION 9.9 PRONOUNS. The use of a particular pronoun herein shall not be restrictive as to gender or number but shall be interpreted in all cases as the context may require.

       SECTION 9.10 TIME PERIODS. Unless otherwise provided herein, any action required hereunder to be taken within a certain number of days shall be taken within that number of calendar days; PROVIDED, HOWEVER, that if the last day for taking such action fails on a weekend or a holiday, the period during which such action may be taken shall be automatically extended to the next business day.

       SECTION 9.11 NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against either party.

       SECTION 9.12 ENTIRE AGREEMENT. This Agreement and the agreements and documents referred to in this Agreement or delivered hereunder are the exclusive statement of the agreement between the parties concerning the subject matter hereof. All negotiations and prior agreements between the parties (other than those incorporated herein, including the Confidentiality Agreement) are merged into this Agreement, and there are no representations, warranties, covenants, understandings, or agreements, oral or otherwise, in relation thereto among the parties other than those incorporated herein and to be delivered hereunder.

       SECTION 9.13 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

       SECTION 9.14 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto except that Parent may substitute any direct or indirect wholly-owned subsidiary of Parent for Merger Subsidiary without consent of the Company or the DSS Cleared Company, but any such transfer or assignment will not relieve Parent, the Company or the DSS Cleared Company of its obligations under this Agreement. Except for Sections 6.7 hereof, and except as otherwise provided in this Agreement, nothing in this Agreement is intended or shall be construed to confer on any Person other than the parties hereto any rights or benefits hereunder.

       SECTION 9.15 FEES AND EXPENSES. Except as otherwise set forth in this Agreement, each party hereto shall bear all fees and expenses incurred by such party in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the transactions contemplated hereby (including the Mergers).

                            [Signature Page Follows]

       IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

                                     VISION TECHNOLOGIES KINETICS, INC.



                                     By:      /s/      JOHN COBURN
                                        ----------------------------------------
                                        Name:  John Coburn

                                        Title: Authorized Representative

                                     VTK MERGER SUBSIDIARY CORPORATION



                                     By:      /s/      ALFRED W. CLARK
                                        ----------------------------------------
                                        Name:  Alfred W. Clark
                                        Title: President

                                     MILTOPE GROUP INC.



                                     By:      /s/      THOMAS R. DICKINSON
                                        ----------------------------------------
                                        Name:  Thomas R. Dickinson
                                        Title: President and CEO

                                     MILTOPE CORPORATION



                                     By:      /s/      THOMAS R. DICKINSON
                                        ----------------------------------------
                                        Name:  Thomas R. Dickinson
                                        Title: President and CEO

                                                                         Annex B

                            PRIMARY VOTING AGREEMENT

         AGREEMENT made as of this 21st day of October, 2003 by and among Vision Technologies Kinetics, Inc., a Delaware corporation ("PARENT"), VTK Merger Subsidiary Corporation, an Alabama corporation ("MERGER SUBSIDIARY"), Miltope Group Inc., a Delaware corporation (the "COMPANY"), and Great Universal Incorporated, a Delaware corporation (the "STOCKHOLDER").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Subsidiary, the Company and Miltope Corporation, an Alabama corporation and wholly-owned subsidiary of the Company (the "DSS CLEARED COMPANY"), have entered into an Agreement and Plan of Merger (as such agreement may be amended from time to time, the "MERGER AGREEMENT"), pursuant to which the Company and Merger Subsidiary will merge with and into the DSS Cleared Company (the "MERGERS"); and

         WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein set forth, the parties hereto intending to be legally bound hereby agree as follows:

         1.   DEFINITIONS. For purposes of this Agreement:

              (a) "BENEFICIALLY OWN" or "BENEFICIAL OWNERSHIP" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act.

              (b) "COMPANY COMMON STOCK" shall mean at any time the Common Stock, $0.01 par value per share, of the Company.

              (c) "PROHIBITED ACT" shall have the meaning set forth in Section 2(a).

              (d) "SUBJECT SHARES" shall mean 2,086,918 shares of Company Common Stock held by the Stockholder or its affiliates as set forth opposite the Stockholder's name on Schedule I hereto, all of which are Beneficially Owned by the Stockholder.

Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to them in the Merger Agreement.

         2.   AGREEMENTS.

              (a) VOTING AGREEMENT. The Stockholder shall, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of Company Common Stock, however called, or in connection with any written consent of the holders of Company Common Stock, vote (or cause to be voted) the Subject Shares, (i) in favor of the Mergers, the execution, delivery and performance by the Company of the Merger Agreement and the approval and adoption of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof, and (ii) against any Takeover Proposal (including any Superior Proposal) and against any action or agreement that could reasonably be expected to: (A) impede, frustrate, prevent, nullify or adversely affect, or delay the consummation of the transactions contemplated under, this Agreement or the Merger Agreement, (B) result in the breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company, the DSS Cleared Company, Parent or the Merger Subsidiary under the Merger Agreement or (C) result in any of the conditions set forth in Article VII of the Merger Agreement not being fulfilled (collectively, the actions referred to in (A) through (C), "PROHIBITED ACTS").

              (b) NO INCONSISTENT AGREEMENTS. The Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, it shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Subject Shares, any Options Beneficially Owned by the Stockholder or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Subject Shares, Options or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to such Subject Shares or Options, (iv) deposit such Subject Shares of Options into a voting trust or enter into a voting agreement or arrangement with respect to such Subject Shares or Options, or (v) take any action that constitutes or results in a Prohibited Act.

              (c) GRANT OF IRREVOCABLE PROXY; APPOINTMENT OF PROXY.

                  (i) The Stockholder hereby irrevocably grants to, and appoints, Parent and Merger Subsidiary, or either of them, in their respective capacities as officers of Parent, and any individual who shall hereafter succeed to any such office of Parent, and each of them individually, the Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Subject Shares, or grant a consent or approval in respect of the Subject Shares in favor of any or all of the Mergers and the transactions contemplated by the Merger Agreement, and against any Takeover Proposal (including any Superior Proposal) or action or agreement that constitutes or results in a Prohibited Act. In addition, the Stockholder further agrees that, if the Board of Directors fails or refuses to submit the Merger Agreement and the Mergers to the stockholders of the Company as required under the Merger Agreement, then the proxy granted hereby shall include the ability to vote all Subject Shares held of record or Beneficially Owned by it to (A) call or cause to be called a special meeting of stockholders of the Company to submit the Merger Agreement and the Mergers to the stockholders of the Company for a vote, and (B) approve all or any actions incident to the Merger Agreement and the Mergers or the other matters referred to in this Section 3 by stockholder written consent.

                  (ii) The Stockholder represents that any proxies heretofore given in respect of the Subject Shares are not irrevocable, and that any such proxies are hereby revoked.

                  (iii) The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2(c) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware Law.

              (d)  NO  SOLICITATION.  The  Stockholder  hereby  agrees,  in  the capacity of stockholder or otherwise, that neither the Stockholder nor any of its subsidiaries or affiliates shall (and the Stockholder shall use its best efforts to cause its officers, directors, employees, representatives and agents, including, but not limited to, investment bankers, attorneys and accountants, not to), directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any Person or group (other than Parent, any of its affiliates or representatives) concerning any Takeover Proposal or take any other action which the Company would be prohibited from taking under Sections 5.2 and 5.3(a) of the Merger Agreement. The Stockholder will, and will cause its subsidiaries, affiliates and the respective officers, directors, employees, representatives, investment bankers, attorneys, accountants and other agents of the Stockholder and its subsidiaries and affiliates to, (i) immediately cease any existing activities, discussion or negotiations with any parties conducted heretofore with respect to any possibility of consideration of making a Takeover Proposal, (ii) immediately request that all confidential information furnished on behalf of the Stockholder with respect thereto be returned and (iii) promptly (and in any event within one
(1) business day) notify Parent in writing if any inquiries or proposals are received by, any information is requested from, or any negotiations or discussions are sought to be initiated or continued with the Stockholder in connection with any Takeover Proposal including the identity of the Person and its affiliates making such proposal, inquiry or offer and any information requested from it or of any negotiations or discussions being sought to be initiated with it, and shall furnish to Parent a written summary of the material terms and conditions of any such proposal, inquiry or offer. The Stockholder agrees that it shall keep Parent fully informed promptly of any developments in the status and terms of any of the foregoing.

              (e) WAIVER OF APPRAISAL RIGHTS. The Stockholder hereby waives any rights of appraisal or rights of dissent from the Mergers that the Stockholder may have.

              (f) PROXY STATEMENT. The Stockholder hereby permits Parent and Merger Subsidiary to publish and disclose in the Proxy Statement (including all documents and schedules filed with the SEC), its identity and ownership of the Subject Shares and the nature of its commitments, arrangements and understandings under this Agreement.

         3. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholder hereby represents and warrants to Parent as follows:

              (a) OWNERSHIP OF SUBJECT SHARES. The Stockholder is the record and Beneficial Owners of the Subject Shares. On the date hereof, the Subject Shares, together with the shares of Company Common Stock Beneficial Owned by Stockholder which are subject to the Secondary Voting Agreement, dated the date hereof, by and among Parent, Merger Subsidiary, the Company and Stockholder, constitute all of the shares of Company Common Stock owned of record or Beneficially Owned by the Stockholder and its affiliates. The Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in
Section 2 hereof, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with the respect to all of the Subject Shares with no limitations, qualifications or restrictions of such rights, subject to applicable securities laws and the terms of this Agreement.

              (b) POWER; BINDING AGREEMENT. The Stockholder has the corporate power and authority to enter into and perform all of the Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by the Stockholder will not violate any other agreement to which the Stockholder is a party including, without limitation, any voting agreement, proxy arrangement, pledge agreement, shareholder agreement or voting trust. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms. The Board of Directors of the Company has approved, for purposes of Section 203 of the Delaware Law and any applicable provision of the Company's certificate of incorporation, the terms of this Agreement, including, without limitation, the irrevocable proxy and voting provisions set forth in Section 2 hereof. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

              (c) NO CONFLICTS. Except for filings under the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by the Stockholder, the consummation by the Stockholder of the transactions contemplated hereby or compliance by the Stockholder with any of the provisions hereof shall (A) conflict with or result in any breach of any organizational documents applicable to the Stockholder, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any
note,  loan  agreement,   bond,   mortgage,   indentures,   license,   contract,
arrangement, agreement or other instrument or obligation of any kind to which the Stockholder is a party or by which the Stockholder or any of its properties or assets may be bound, or (C) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to the Stockholder or any of its properties or assets.

              (d) NO ENCUMBRANCES. Except as permitted by this Agreement, the Subject Shares and the certificates representing such Subject Shares are now, and at all times during the term hereof will be, held by the Stockholder, or by a nominee or custodian for the benefit of the Stockholder, free and clear of all Encumbrances, proxies, voting trusts or agreements, understandings or arrangements or any other rights whatsoever, except for and such Encumbrances or proxies arising hereunder.

              (e) NO FINDER'S FEES. No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Stockholder.

              (f) RELIANCE BY PARENT. The Stockholder understands and acknowledges that Parent is entering into, and causing Merger Subsidiary to enter into, the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement.

         4.  REPRESENTATION AND WARRANTIES OF PARENT AND MERGER SUBSIDIARY.

              (a) POWER; BINDING AGREEMENT. Each of Parent and Merger Subsidiary has the corporate power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by each of Parent and Merger Subsidiary will not violate any other agreement to which either of them is a party. This Agreement has been duly and validly executed and delivered by each of Parent and Merger Subsidiary and constitutes a valid and binding agreement of each of Parent and Merger Subsidiary, enforceable against the Stockholder in accordance with its terms.

              (b) NO CONFLICTS. Except for filings under the Exchange Act, (i) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution of this Agreement by each of Parent and Merger Subsidiary and the consummation by each of Parent and Merger Subsidiary of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by each of Parent and Merger Subsidiary, the consummation by each of Parent and Merger Subsidiary of the transactions contemplated hereby or compliance by each of Parent and Merger Subsidiary with any of the provisions hereof shall (A) conflict with or result in any breach of any organizational documents applicable to either Parent or Merger Subsidiary, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indentures, license, contract, arrangement, agreement or other instrument or obligation of any kind to which either Parent or Merger Subsidiary is a party or by which either of Parent or Merger Subsidiary or any of their properties or assets may be bound, or (C) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to either Parent or Merger Subsidiary or any of their properties or assets.

         5. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

         6. STOP TRANSFER. The Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Subject Shares, unless such transfer is made in accordance with this Agreement. In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "SUBJECT SHARES" shall refer to and include the Subject Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Subject Shares may be changed or exchanged.

         7. TERMINATION. The covenants and agreements contained herein with respect to the Subject Shares shall terminate upon the earlier to occur of (i) the Closing Date and (ii) the termination of the Merger Agreement in accordance with its terms; PROVIDED THAT if the termination of the Merger Agreement gives rise to, or, with the passing of time could give rise to, the requirement that a Termination Fee be paid under the Merger Agreement, then this Agreement shall not terminate until 24 months after the date hereof.

         8.   MISCELLANEOUS.

              (a) ENTIRE AGREEMENT. This Agreement and the agreements and documents referred to in this Agreement or delivered hereunder are the exclusive statement of the agreement between the parties concerning the subject matter hereof. All negotiations and prior agreements between the parties (other than those incorporated herein) are merged into this Agreement, and there are no representations, warranties, covenants, understandings, or agreements, oral or otherwise, in relation thereto among the parties other than those incorporated herein and to be delivered hereunder.

              (b) BINDING AGREEMENT. This Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including, without limitation, the Stockholder's successors. Notwithstanding any transfer of Subject Shares, the transferor shall remain liable for the performance of all obligations of the transferor under this Agreement.

              (c) ASSIGNMENT. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties.

              (d) AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

              (e) NOTICES. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be deemed given if in writing and delivered personally or sent by overnight courier (providing proof of delivery), postage prepaid or by facsimile (which is confirmed).

              if to Parent or Merger Subsidiary:

              225 Reineckers Lane, Suite 525
              Alexandria, VA 22314
              Attention:  Misty Walsh
              Facsimile:  (703) 683-8979

              with a copy to:

              Michael W. Sturrock, Esq.
              Latham & Watkins LLP
              80 Raffles Place #14-20
              UOB Plaza 2, Singapore 048624
              Facsimile: (+65) 6536-1171

              if to the Company:

              3800 Richardson Road South
              Hope Hull, AL 36043
              Attention: President
              Facsimile: (334) 613-6591
              with a copy to:

              Leonard Gubar, Esq.
              Piper Rudnick LLP
              1251 Avenue of the Americas
              New York, New York 10020
              Facsimile: (212) 835-6001

              if to the Stockholder:

              153 East 53rd Street
              59th Floor
              New York, New York 10022
              Facsimile: (212) 702-4666

              with a copy to:

              Leonard Gubar, Esq.
              Piper Rudnick LLP
              1251 Avenue of the Americas
              New York, New York 10020
              Facsimile: (212) 835-6001

or to such other address as may have been designated in a prior notice. Notices shall be deemed to have been given when received.

              (f) SPECIFIC PERFORMANCE. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

              (g) REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative or exclusive, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

              (h) NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such other right, power or remedy or to demand such compliance.

              (i) NO THIRD PARTY  BENEFICIARIES.  Subject to the  provisions  of
Section 9(b) hereof, this Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

              (j) GOVERNING LAW. This Agreement, including all matters of construction, validity and performance, shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts made, executed and to be fully performed in such state by citizens of such state, without regard to conflict of laws principles.

              (k) DESCRIPTIVE HEADINGS. The descriptive headings used herein used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

              (l) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.






                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the day and year first above written.

                                  VISION TECHNOLOGIES KINETICS, INC.



                                  By:  /s/  JOHN COBURN
                                     -------------------------------------------
                                     Name:  John Coburn
                                     Title: Authorized Representative

                                  VTK MERGER SUBSIDIARY CORPORATION



                                  By:  /s/  ALFRED W. CLARK
                                     -------------------------------------------
                                     Name:  Alfred W. Clark
                                     Title: President

                                  MILTOPE GROUP INC.



                                  By:  /s/  THOMAS R. DICKINSON
                                     -------------------------------------------
                                     Name:  Thomas R. Dickinson
                                     Title: President and CEO

                                  GREAT UNIVERSAL INCORPORATED



                                  By:  /s/  HENRY LEE GUY
                                     -------------------------------------------
                                     Name:  Henry Lee Guy
                                     Title:  President and CEO

                                   SCHEDULE I

                                 SUBJECT SHARES


           STOCKHOLDER                                       SUBJECT SHARES
           -----------                                       --------------

  GREAT UNIVERSAL INCORPORATED                                 2,086,918
























                                  Schedule - I

                                                                         Annex C

                           SECONDARY VOTING AGREEMENT

       AGREEMENT made as of this 21st day of October, 2003 by and among Vision Technologies Kinetics, Inc., a Delaware corporation ("PARENT"), VTK Merger Subsidiary Corporation, an Alabama corporation ("MERGER SUBSIDIARY"), Miltope Group Inc., a Delaware corporation (the "COMPANY"), and Great Universal Incorporated, a Delaware corporation (the "STOCKHOLDER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

       WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Subsidiary, the Company and Miltope Corporation, an Alabama corporation and wholly-owned subsidiary of the Company (the "DSS CLEARED COMPANY"), have entered into an Agreement and Plan of Merger (as such agreement may be amended from time to time, the "MERGER AGREEMENT"), pursuant to which the Company and Merger Subsidiary will merge with and into the DSS Cleared Company (the "MERGERS"); and

       WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement.

       NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein set forth, the parties hereto intending to be legally bound hereby agree as follows:

       1.     DEFINITIONS. For purposes of this Agreement:

              (a) "BENEFICIALLY OWN" or "BENEFICIAL OWNERSHIP" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act.

              (b) "COMPANY COMMON STOCK" shall mean at any time the Common Stock, $0.01 par value per share, of the Company.

              (c)    "PROHIBITED  ACT"  shall  have  the  meaning  set  forth in
Section 2(a).

              (d) "SUBJECT SHARES" shall mean 1,577,560 shares of Company Common Stock held by the Stockholder or its affiliates as set forth opposite the Stockholder's name on Schedule I hereto, together with any shares acquired by the Stockholder or its affiliates in any capacity after the date hereof and prior to the termination of the Agreement, whether upon exercise of Options or by means of purchase, dividend, distribution or otherwise, all of which are Beneficially Owned by the Stockholder.

Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to them in the Merger Agreement.

       2.     AGREEMENTS.

              (a) VOTING AGREEMENT. The Stockholder shall, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of Company Common Stock, however called, or in connection with any written consent of the holders of Company Common Stock, vote (or cause to be voted) the Subject Shares, (i) in favor of the Mergers, the execution, delivery and performance by the Company of the Merger Agreement and the approval and adoption of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof, and (ii) against any Takeover Proposal (including any Superior Proposal) and against any action or agreement that could reasonably be expected to: (A) impede, frustrate, prevent, nullify or adversely affect, or delay the consummation of the transactions contemplated under, this Agreement or the Merger Agreement, (B) result in the breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company, the DSS Cleared Company, Parent or the Merger Subsidiary under the Merger Agreement or (C) result in any of the conditions set forth in Article VII of the Merger Agreement not being fulfilled (collectively, the actions referred to in (A) through (C), "PROHIBITED ACTS").

              (b)    NO  INCONSISTENT   AGREEMENTS.   The   Stockholder   hereby
covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, it shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Subject Shares, any Options Beneficially Owned by the Stockholder or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Subject Shares, Options or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to such Subject Shares or Options, (iv) deposit such Subject Shares of Options into a voting trust or enter into a voting agreement or arrangement with respect to such Subject Shares or Options, or (v) take any action that constitutes or results in a Prohibited Act.

              (c)    GRANT OF IRREVOCABLE PROXY; APPOINTMENT OF PROXY.

                     (i) The Stockholder hereby irrevocably grants to, and appoints, Parent and Merger Subsidiary, or either of them, in their respective capacities as officers of Parent, and any individual who shall hereafter succeed to any such office of Parent, and each of them individually, the Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of the Stockholder, to vote the Subject Shares, or grant a consent or approval in respect of the Subject Shares in favor of any or all of the Mergers and the transactions contemplated by the Merger Agreement, and against any Takeover Proposal (including any Superior Proposal) or action or agreement that constitutes or results in a

Prohibited Act. In addition, the Stockholder further agrees that, if the Board of Directors fails or refuses to submit the Merger Agreement and the Mergers to the stockholders of the Company as required under the Merger Agreement, then the proxy granted hereby shall include the ability to vote all Subject Shares held of record or Beneficially Owned by it to (A) call or cause to be called a special meeting of stockholders of the Company to submit the Merger Agreement and the Mergers to the stockholders of the Company for a vote, and (B) approve all or any actions incident to the Merger Agreement and the Mergers or the other matters referred to in this Section 3 by stockholder written consent.

                     (ii)   The   Stockholder   represents   that  any   proxies
heretofore given in respect of the Subject Shares are not irrevocable, and that any such proxies are hereby revoked.

                     (iii) The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 2(c) is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement. The Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware Law.

              (d)    NO  SOLICITATION.  The  Stockholder  hereby agrees,  in the capacity of stockholder or otherwise, that neither the Stockholder nor any of its subsidiaries or affiliates shall (and the Stockholder shall use its best efforts to cause its officers, directors, employees, representatives and agents, including, but not limited to, investment bankers, attorneys and accountants, not to), directly or indirectly, encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any Person or group (other than Parent, any of its affiliates or representatives) concerning any Takeover Proposal or take any other action which the Company would be prohibited from taking under Sections 5.2 and 5.3(a) of the Merger Agreement. The Stockholder will, and will cause its subsidiaries, affiliates and the respective officers, directors, employees, representatives, investment bankers, attorneys, accountants and other agents of the Stockholder and its subsidiaries and affiliates to, (i) immediately cease any existing activities, discussion or negotiations with any parties conducted heretofore with respect to any possibility of consideration of making a Takeover Proposal, (ii) immediately request that all confidential information furnished on behalf of the Stockholder with respect thereto be returned and (iii) promptly (and in any event within one
(1) business day) notify Parent in writing if any inquiries or proposals are received by, any information is requested from, or any negotiations or discussions are sought to be initiated or continued with the Stockholder in connection with any Takeover Proposal including the identity of the Person and its affiliates making such proposal, inquiry or offer and any information requested from it or of any negotiations or discussions being sought to be initiated with it, and shall furnish to Parent a written summary of the material terms and conditions of any such proposal, inquiry or offer. The Stockholder agrees that it shall keep Parent fully informed promptly of any developments in the status and terms of any of the foregoing.

              (e) WAIVER OF APPRAISAL RIGHTS. The Stockholder hereby waives any rights of appraisal or rights of dissent from the Mergers that the Stockholder may have.

              (f) PROXY STATEMENT. The Stockholder hereby permits Parent and Merger Subsidiary to publish and disclose in the Proxy Statement (including all documents and schedules filed with the SEC), its identity and ownership of the Subject Shares and the nature of its commitments, arrangements and understandings under this Agreement.

       3. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholder hereby represents and warrants to Parent as follows:

              (a) OWNERSHIP OF SUBJECT SHARES. The Stockholder is the record and Beneficial Owners of the Subject Shares. On the date hereof, the Subject Shares, together with the shares of Company Common Stock Beneficial Owned by Stockholder which are subject to the Primary Voting Agreement, dated the date hereof, by and among Parent, Merger Subsidiary, the Company and Stockholder, constitute all of the shares of Company Common Stock owned of record or Beneficially Owned by the Stockholder and its affiliates. The Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 2 hereof, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with the respect to all of the Subject Shares with no limitations, qualifications or restrictions of such rights, subject to applicable securities laws and the terms of this Agreement.

              (b) POWER; BINDING AGREEMENT. The Stockholder has the corporate power and authority to enter into and perform all of the Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by the Stockholder will not violate any other agreement to which the Stockholder is a party including, without limitation, any voting agreement, proxy arrangement, pledge agreement, shareholder agreement or voting trust. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms. The Board of Directors of the Company has approved, for purposes of Section 203 of the Delaware Law and any applicable provision of the Company's certificate of incorporation, the terms of this Agreement, including, without limitation, the irrevocable proxy and voting provisions set forth in Section 2 hereof. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which the Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby.

              (c)    NO  CONFLICTS.  Except for filings  under the Exchange Act,
(i) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by the Stockholder, the consummation by the Stockholder of the transactions contemplated hereby or compliance by the Stockholder with any of the provisions hereof shall (A) conflict with or result in any breach of any organizational documents applicable to the Stockholder, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indentures, license, contract, arrangement, agreement or other instrument or obligation of any kind to which the Stockholder is a party or by which the Stockholder or any of its properties or assets may be bound, or (C) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to the Stockholder or any of its properties or assets.

              (d) NO ENCUMBRANCES. Except as permitted by this Agreement, the Subject Shares and the certificates representing such Subject Shares are now, and at all times during the term hereof will be, held by the Stockholder, or by a nominee or custodian for the benefit of the Stockholder, free and clear of all Encumbrances, proxies, voting trusts or agreements, understandings or arrangements or any other rights whatsoever, except for and such Encumbrances or proxies arising hereunder.

              (e) NO FINDER'S FEES. No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Stockholder.

              (f) RELIANCE BY PARENT. The Stockholder understands and acknowledges that Parent is entering into, and causing Merger Subsidiary to enter into, the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement.

       4.     REPRESENTATION AND WARRANTIES OF PARENT AND MERGER SUBSIDIARY.

              (a) POWER; BINDING AGREEMENT. Each of Parent and Merger Subsidiary has the corporate power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by each of Parent and Merger Subsidiary will not violate any other agreement to which either of them is a party. This Agreement has been duly and validly executed and delivered by each of Parent and Merger Subsidiary and constitutes a valid and binding agreement of each of Parent and Merger Subsidiary, enforceable against the Stockholder in accordance with its terms.

              (b)    NO  CONFLICTS.  Except for filings  under the Exchange Act,
(i) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution of this Agreement by each of Parent and Merger Subsidiary and the consummation by each of Parent and Merger Subsidiary of the transactions contemplated hereby and (ii) none of the execution and delivery of this Agreement by each of Parent and Merger Subsidiary, the consummation by each of Parent and Merger Subsidiary of the transactions contemplated hereby or compliance by each of Parent and Merger Subsidiary with any of the provisions hereof shall (A) conflict with or result in any breach of any organizational documents applicable to either Parent or Merger Subsidiary, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indentures, license, contract, arrangement, agreement or other instrument or obligation of any kind to which either Parent or Merger Subsidiary is a party or by which either of Parent or Merger Subsidiary or any of their properties or assets may be bound, or (C) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to either Parent or Merger Subsidiary or any of their properties or assets.

       5. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

       6. STOP TRANSFER. The Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Subject Shares, unless such transfer is made in accordance with this Agreement. In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "SUBJECT SHARES" shall refer to and include the Subject Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Subject Shares may be changed or exchanged.

       7. TERMINATION. The covenants and agreements contained herein with respect to the Subject Shares shall terminate upon the earlier to occur of (i) the Closing Date and (ii) the termination of the Merger Agreement in accordance with its terms; PROVIDED THAT, if the termination of the Merger Agreement gives rise to, or, with the passing of time could give rise to, the requirement that a Termination Fee be paid under the Merger Agreement, then this Agreement shall not terminate until 24 months after the date hereof. Notwithstanding the foregoing, in the event a Superior Proposal is made and the Board of Directors makes a good faith determination to withdraw or modify its recommendation that the stockholders of the Company adopt and approve the Merger Agreement and the Merger, this Agreement shall be terminable by any party hereto upon such withdrawal or modification occurring in accordance with Section 5.3(c) of the Merger Agreement.

       8.     MISCELLANEOUS.

              (a) ENTIRE AGREEMENT. This Agreement and the agreements and documents referred to in this Agreement or delivered hereunder are the exclusive statement of the agreement between the parties concerning the subject matter hereof. All negotiations and prior agreements between the parties (other than those incorporated herein) are merged into this Agreement, and there are no representations, warranties, covenants, understandings, or agreements, oral or otherwise, in relation thereto among the parties other than those incorporated herein and to be delivered hereunder.

              (b) BINDING AGREEMENT. This Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including, without limitation, the Stockholder's successors. Notwithstanding any transfer of Subject Shares, the transferor shall remain liable for the performance of all obligations of the transferor under this Agreement.

              (c)    ASSIGNMENT.   This  Agreement  shall  not  be  assigned  by
operation of law or otherwise without the prior written consent of the other parties.

              (d) AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

              (e) NOTICES. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be deemed given if in writing and delivered personally or sent by overnight courier (providing proof of delivery), postage prepaid or by facsimile (which is confirmed).

              if to Parent or Merger Subsidiary:

              225 Reineckers Lane, Suite 525
              Alexandria, VA 22314
              Attention:  Misty Walsh
              Facsimile:  (703) 683-8979

              with a copy to:

              Michael W. Sturrock, Esq.
              Latham & Watkins LLP
              80 Raffles Place #14-20
              UOB Plaza 2, Singapore 048624
              Facsimile: (+65) 6536-1171

              if to the Company:

              3800 Richardson Road South
              Hope Hull, AL 36043
              Attention: President
              Facsimile: (334) 613-6591

              with a copy to:

              Leonard Gubar, Esq.
              Piper Rudnick LLP
              1251 Avenue of the Americas
              New York, New York 10020
              Facsimile: (212) 835-6001
              if to the Stockholder:

              153 East 53rd Street
              59th Floor
              New York, New York 10022
              Facsimile: (212) 702-4666

              with a copy to:

              Leonard Gubar, Esq.
              Piper Rudnick LLP
              1251 Avenue of the Americas
              New York, New York 10020
              Facsimile: (212) 835-6001

or to such other address as may have been designated in a prior notice. Notices shall be deemed to have been given when received.

              (f) SPECIFIC PERFORMANCE. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

              (g) REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative or exclusive, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

              (h) NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such other right, power or remedy or to demand such compliance.

              (i)    NO THIRD PARTY BENEFICIARIES.  Subject to the provisions of
Section 9(b) hereof, this Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

              (j) GOVERNING LAW. This Agreement, including all matters of construction, validity and performance, shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts made, executed and to be fully performed in such state by citizens of such state, without regard to conflict of laws principles.

              (k) DESCRIPTIVE HEADINGS. The descriptive headings used herein used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

              (l)    COUNTERPARTS.   This   Agreement   may   be   executed   in
counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

                            [Signature Page Follows]

              IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the day and year first above written.

                                       VISION TECHNOLOGIES KINETICS, INC.



                                       By:      /s/      JOHN COBURN
                                          --------------------------------------
                                          Name:  John Coburn
                                          Title: Authorized Representative

                                       VTK MERGER SUBSIDIARY CORPORATION



                                       By:      /s/      ALFRED W. CLARK
                                          --------------------------------------
                                          Name:  Alfred W. Clark
                                          Title: President

                                       MILTOPE GROUP INC.



                                       By:      /s/      THOMAS R. DICKINSON
                                          --------------------------------------
                                          Name:  Thomas R. Dickinson
                                          Title: President and CEO

                                       GREAT UNIVERSAL INCORPORATED



                                       By:      /s/      HENRY LEE GUY
                                          --------------------------------------
                                          Name:  Henry Lee Guy
                                          Title: President and CEO

                                   SCHEDULE I

                                 SUBJECT SHARES

         STOCKHOLDER                                              SUBJECT SHARES
         -----------                                              --------------

GREAT UNIVERSAL INCORPORATED                                        1,577,560




                                  Schedule - I

                                                                         Annex D

                        CONTINGENT VALUE RIGHTS AGREEMENT

       This CONTINGENT VALUE RIGHTS AGREEMENT, dated as of October 21, 2003 (this "Agreement"), is entered into by and among MILTOPE GROUP, INC., a Delaware corporation ("MGI"), MILTOPE CORPORATION, an Alabama corporation (the "Company"), VISION TECHNOLOGIES KINETICS, INC., a Delaware corporation ("Parent"), and GREAT UNIVERSAL INCORPORATED, a Delaware corporation (the "Representative").

                                    RECITALS:

       WHEREAS, MGI, the Company, Parent and VTK Merger Subsidiary Corporation have entered into an Agreement and Plan of Merger dated as of October 21, 2003 (the "Merger Agreement"), pursuant to which MGI and VTK Merger Subsidiary Corporation will each merge with and into the Company, with the Company surviving the mergers as a direct wholly-owned subsidiary of Parent;

       WHEREAS, pursuant to the Merger Agreement the Company agreed to create and issue to MGI's stockholders of record immediately prior to the Effective Time contingent value rights (the "CVRs") as hereinafter described; and

       WHEREAS, all things necessary have been done to make the CVRs, when issued pursuant to the Merger Agreement and hereunder, the valid obligations of the Company and to make this Agreement a valid agreement of the Company, in accordance with its terms.

       NOW, THEREFORE, for and in consideration of the premises and the consummation of the transactions referred to above, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders (as hereinafter defined), as follows:

                                   ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

       SECTION 1.1   DEFINITIONS.

              (a) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                     (i) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                     (ii) all accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted in the United States at the time of any computation;

                     (iii) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

                     (iv)   unless  the  context   otherwise   requires,   words
              describing the singular number shall include the plural and vice versa, words denoting any gender shall include all genders and words denoting natural Persons shall include corporations, partnerships and other Persons and vice versa; and

                     (v) all references to "including" shall be deemed to mean including without limitation.

       (b) The following terms shall have the meanings ascribed to them as follows:

       "Affiliate" of a Person means a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned Person.

       "Board of Directors" means the board of directors of the Company.

       "Board Resolution" means a copy of a resolution certified by the secretary or an assistant secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

       "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to remain closed.

       "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States or Singapore government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, (b) certificates of deposit with maturities of six months or less from the date of acquisition, bankers acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any commercial bank organized and in existence under the laws of the United States and having capital and surplus in excess of $500 million, (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a) and (b) above entered into with any financial institution meeting the qualifications specified in clause (b) above, (d) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Ratings Services and in each case maturing within 180 days after the date of acquisition, (e) investments in commercial paper, maturing not more than 180 days after the date of acquisition, issued by a corporation organized and in existence under the laws of the United States or any foreign country recognized by the United States with a rating at the time as of which any investment therein is made of "P-111 (or higher) according to Moody's Investor Service, Inc. or "A-11, (or higher) according to Standard Poor's Ratings Services, and (f) money market mutual funds substantially all of the assets of which are of the type described in the foregoing clauses (a) through (e) above.

       "Cash Proceeds" means all cash compensation, payments, penalties, interest and other damages, if any, recovered or received by the Company or any of its Affiliates as a result of the Litigation, whether such compensation, penalties, interest or other damages are recovered at trial, upon appeal or in settlement.

       "Claims Expenses" means, without double counting, the sum of all fees, costs and expenses (including attorneys fees and expenses) incurred or accrued after the Effective Time by the Company and its Affiliates in prosecuting and settling the Litigation (including defending against any counterclaims), including amounts paid or payable in settlement or in judgment of any counterclaims against the Company in the Litigation and, except as provided in
Section 2.4, excluding any payment of Firm Expenses. "Claims Expenses" shall also include any amounts paid or payable to or on behalf of the Representative pursuant to Section 3.4 of this Agreement (whether paid or payable before or after the Effective Time). Notwithstanding the foregoing, (i) amounts paid or payable by the Company or its Affiliates in settlement or judgment with respect to any counterclaims in the Litigation shall be deemed "Claims Expenses" whether paid or payable before or after the Effective Time and (ii) in the event the full and final settlement of, or judgment with respect to, the Litigation occurs prior to the Effective Time, "Claims Expenses" shall mean all fees, costs and expenses (including attorneys fees and expenses) paid or payable after the date hereof by the Company and its Affiliates in prosecuting and settling the Litigation (including defending against any counterclaims).

       "Company" has the meaning set forth in the first paragraph of this Agreement.

       "Control" (including the terms "controlled", "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock, including the power to dispose of or vote such stock, as trustee or executor, by contract or otherwise.

       "CVRs" means the contingent value rights to be issued by the Company pursuant to the Merger Agreement and this Agreement.

       "CVR Payment Amount" means, on the CVR Payment Date, an amount of cash (if positive) with respect to each CVR equal to the quotient of (A)(i)(x) if Claims Expenses equal or are less than the Reserve, $700,000.00 minus the Claims Expenses or (y) if Claims Expenses exceed the Reserve, 50% of the result of $700,000.00 minus the Claims Expenses, plus (ii) 50% of the sum of (1) the aggregate amount of Litigation Proceeds actually received by the Company or its Affiliates, minus (2) the Tax Allocation, divided by (B) the total number of CVRs outstanding on the CVR Payment Date.

       "CVR Payment Date" means the date that the CVR Payment Amount is paid by the Company to the Holders, which shall be established pursuant to Section 2.4.

       "CVR Register" and "CVR Registrar" have the respective meanings specified in Section 2.3(b).

       "Effective Time" has the meaning ascribed to such term in the Merger Agreement.

       "Firm Expenses" has the meaning specified in Section 2.4(e) of this Agreement.

       "Holder" means a Person in whose name a CVR is registered in the CVR Register.

       "Litigation" means the lawsuit entitled MILTOPE CORPORATION AND IV PHOENIX GROUP, INC. V. DRS TECHNOLOGIES, INC., DRS ELECTRONICS SYSTEMS, INC., RICHARD PANDOLFI, PATRICIA WILSON, RUSSELL MEYER, AMIR SHAFY, ANTON LAUB, JOSEPH EDMAN, SUNNY SHUM, AND MICHAEL GAVIGAN (Case No. 01 6545, U.S. District Court for the Eastern District of New York; filed October 3, 2001).

       "Litigation Proceeds" means the aggregate amount of any and all Cash Proceeds and Realized Non-Cash Proceeds actually received by the Company or any of its Affiliates.

       "Litigation Proceeds Certificate" has the meaning specified in Section 2.4(a) of this Agreement.

       "Merger Agreement" has the meaning set forth in the recitals to this Agreement.

       "Non-Cash Proceeds" means all non-cash compensation, payments, penalties, interest and other damages, if any, recovered or received by the Company or any of its Affiliates as a result of the Litigation, whether such compensation, penalties, interest or other damages are recovered at trial, upon appeal or in settlement.

       "Officer's Certificate, means a certificate signed by the president, any vice president, the controller, the treasurer, the secretary or any assistant secretary, in each case of the Company, in his or her capacity as such an officer, and delivered to the Representative.

       "Person" means any individual, corporation, partnership, joint venture, limited liability company, business trust, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

       "Realized Non-Cash Proceeds" means (i) all cash proceeds received in respect of Non-Cash Proceeds, net of direct expenses incurred in converting such Non-Cash Proceeds to cash and (ii) the fair market value (as determined pursuant to Section 2.4) of any Non-Cash Proceeds that would not reasonably be expected to be realized by receipt of cash in the foreseeable future.

       "Representative" means the Person named as the "Representative" in the first paragraph of this Agreement, until a successor Representative shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Representative" shall mean such successor Representative.

       "Resolution" has the meaning specified in Section 2.4(e) of this Agreement.

       "Reserve" means the sum of $700,000.00.

       "Successor Representative" means any successor Representative appointed pursuant to Section 3.5(e)

       "Surviving Person" has the meaning set forth in Section 7.1(a)(1).

       "Tax Allocation" means the result obtained by multiplying the Litigation Proceeds actually received by the Company or its Affiliates by 20%.

       SECTION 1.2 NOTICES TO REPRESENTATIVE AND COMPANY. Any request, demand, authorization, direction, notice, consent, waiver or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

              (a) the Representative by any Holder or the Company shall be sufficient for every purpose hereunder if in writing and delivered personally, or mailed first-class postage prepaid or sent by a nationally recognized overnight courier to the Representative addressed to it at 153 East 53rd Street, Suite 5900, New York, NY 10022, or at any other address previously furnished in writing to the Holders and the Company by the Representative; or

              (b) the Company by the Representative or by any Holder shall be sufficient for every purpose hereunder if in writing and delivered personally, telecopied or mailed first-class postage prepaid or sent by a nationally recognized overnight courier to the Company addressed to it at 225 Reineckers Lane, Suite 525, Alexandria, Virginia 22314, or at any other address previously furnished in writing to the Representative and the Holders by the Company.

       SECTION 1.3 NOTICE TO HOLDERS. Where this Agreement provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his, her or its address as it appears in the CVR Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

       SECTION 1.4 EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

       SECTION 1.5 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

       SECTION 1.6 BENEFITS OF AGREEMENT. Nothing in this Agreement, express or implied, shall give to any Person (other than the parties hereto, the Holders and their permitted successors and assigns hereunder) any benefit or any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto, the Holders and their permitted successors and assigns.

       SECTION 1.7 GOVERNING LAW. This Agreement and the CVRs shall be governed by and construed in accordance with the laws of the State of Delaware.

       SECTION 1.8 LEGAL HOLIDAYS. In the event that a CVR Payment Date shall not be a Business Day, then (notwithstanding any provision of this Agreement to the contrary) any payment required to be made in respect of the CVRs on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the applicable CVR Payment Date.

       SECTION 1.9 SEVERABILITY CLAUSE. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the court or other tribunal making such determination is authorized and instructed to modify this Agreement so as to effect the original intent of the parties as closely as possible so that the transactions and agreements contemplated herein are consummated as originally contemplated to the fullest extent possible.

       SECTION 1.10 COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be deemed to constitute but one and the same instrument.

       SECTION 1.11 EFFECTIVENESS; TERMINATION. This Agreement shall be terminated and of no force or effect, and the parties hereto shall have no liability hereunder, upon the earliest to occur of (i) the payment of all CVR Payment Amounts required to be paid under the terms of this Agreement, (ii) the determination that no CVR Payment Amounts are required to be made under the terms of this Agreement and (iii) the termination of the Merger Agreement in accordance with the terms thereof, provided that, for the avoidance of doubt, if the Closing (as defined in the Merger Agreement) occurs, this Agreement shall only be capable of termination under (i) and (ii) above and shall not be capable of termination under this clause (iii).

       SECTION 1.12 ENTIRE AGREEMENT. This Agreement and the Merger Agreement represent the entire understanding of the parties hereto with reference to the transactions and matters contemplated hereby and thereby and this Agreement supercedes any and all other oral or written agreements hereto made except for the Merger Agreement. If and to the extent that any provision of this Agreement is inconsistent or conflicts with the Merger Agreement, this Agreement shall govern and be controlling.

                                   ARTICLE II

                             CONTINGENT VALUE RIGHTS

       SECTION 2.1 ISSUANCE OF CVRS. The CVRs shall be issued pursuant to the Merger at the time and in the manner set forth in the Merger Agreement.

       SECTION 2.2 NONTRANSFERABLE. The CVRs shall not be assignable or otherwise transferable by Holders, except by will, upon death or by operation of law.

       SECTION 2.3 NO CERTIFICATE; REGISTRATION; REGISTRATION OF TRANSFER; CHANGE OF ADDRESS.

              (a) The CVRs shall not be evidenced by a certificate or other instrument.

              (b) The Company shall cause to be kept at the Company's principal office a register (the register maintained in such office and in any other office designated pursuant to this Section 2.3 being herein sometimes referred to as the "CVR Register") in which the Company shall provide for the registration of CVRs. The secretary of the Company is hereby initially appointed "CVR Registrar" for the purpose of registering CVRs and transfers of CVRs as herein provided.

              (c)    Subject to the restriction on transferability  set forth in
       Section 2.2, every request made to the Company to transfer a CVR must be in writing and accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the CVR Registrar, duly executed by the Holder thereof, his attorney duly authorized in writing, personal representative or survivor and setting forth in reasonable detail the circumstances relating to the transfer. Upon receipt of such written notice by the Company, the CVR Registrar shall, subject to his reasonable determination that the transfer instrument is in proper form and the transfer otherwise complies with the other terms and conditions herein, register the transfer of the CVRs in the CVR Register. All transfers of CVRs registered in the CVR Register shall be the valid obligations of the Company, evidencing the same right, and shall entitle the transferee to the same benefits and rights under this Agreement, as those held by the transferor. No transfer of a CVR shall be valid until registered in the CVR Register and any transfer not duly registered in the CVR Register will be void ab initio.

              (d) A Holder may make a written request to the CVR Registrar or the Company to change such Holder's address of record in the CVR Register. The written request must be duly executed by the Holder. Upon receipt of such written notice by the CVR Registrar or the Company, the CVR Registrar shall promptly record the change of address in the CVR Register.

       SECTION 2.4   PAYMENT PROCEDURES.

              (a) As promptly as practicable but in no event later than 15 days after the latest to occur of (1) the full and final settlement of, or the entry of judgment with respect to, the Litigation, including counterclaims, (2) receipt by the Company or any of its Affiliates of Litigation Proceeds or any Non-Cash Proceeds, and (3) the Effective Time, the Company shall deliver to the Representative a certificate (the "Litigation Proceeds Certificate") setting forth in reasonable detail (i) the amount of any Cash Proceeds and Realized Non-Cash Proceeds received by the Company or its Affiliates, if any, (ii) a detailed description of Non-Cash Proceeds received by the Company, if any, (iii) the fair market value of any Realized Non-Cash Proceeds described in clause (ii) of the definition thereof and the methodology used, and calculations made, to determine such fair market value, (iv) an itemized list in reasonable detail of the Claims Expenses, (v) the calculation of the Tax Allocation,
       (vi) any assumptions underlying the determination of any item used in making the necessary calculations of the CVR Payment Amount, (vii) any financial or other documentation reasonably necessary to sufficiently support the calculation of the CVR Payment Amount, and (viii) the calculation of the CVR Payment Amount, if any.

              (b)    Within  30  days of  delivery  of the  Litigation  Proceeds
       Certificate, the Representative shall give written notice specifying whether it agrees with or objects (a "Notice of Agreement" and a "Notice of Objection", respectively) to the Litigation Proceeds Certificate, the CVR Payment Amount and the CVR Payment Amount calculation.

              (c) If the Representative delivers a Notice of Agreement and any CVR Payment Amount is payable, the Company shall establish a CVR Payment Date with respect to such CVR Payment Amount that is within 15 days of the date of the Notice of Agreement. On such CVR Payment Date, the Company shall then promptly cause the CVR Payment Amount to be delivered to each of the Holders by check mailed to the address of each Holder as reflected in the CVR Register as of the close of business on the last Business Day prior to such CVR Payment Date.

              (d) If the Representative delivers a Notice of Objection within such 30-day period, the Company shall hold an amount of cash equal to the aggregate CVR Payment Amount, if any, set forth in the Litigation Proceeds Certificate in a separate bank account invested in Cash Equivalents until a Resolution is obtained pursuant to the procedures set forth in Section 2.4(e).

              (e) If the Representative delivers a Notice of Objection within such 30-day period, the Representative shall as promptly as practicable following delivery of the Notice of Objection, but in no event later than 15 days after delivery of the Notice of Objection, deliver to the Company a certificate (the "Representative Objection Certificate") setting forth in reasonable detail each of the objections to the calculations, valuations, methodologies, lists, computations, assumptions and other information, including, without limitation, the fair market value of any Realized Non-Cash Proceeds described in clause (ii) of the definition thereof (collectively, the "Determinations") that the Representative has to the Litigation Proceeds Certificate. If the Company does not agree with the Representative's objections to the Litigation Proceeds Certificate, then within ten days of the delivery by the Representative of the Representative Objection Certificate, the Company and the Representative shall submit the portions of the Determinations set forth in the Litigation Proceeds Certificate that are in dispute to a mutually agreed upon independent public accounting firm of national standing that shall have expertise in income and franchise tax matters and the valuation of assets and properties (the "Firm"), provided, that the Firm has not billed the Representative, the Company or the Parent for professional services within the three-year period immediately prior to the date of the Litigation Proceeds Certificate. The Firm shall be instructed to determine whether the Determinations set forth in the Litigation Proceeds Certificate that are in dispute are correct. If the Firm determines that such Determinations are correct, the CVR Payment Amount shall be as set forth in the Litigation Proceeds Certificate, and the Representative shall be deemed to have delivered a Notice of Agreement with respect to such Litigation Proceeds Certificate. If the Firm determines that any of the Determinations set forth in the Litigation Proceeds Certificate are incorrect in any respect that causes the CVR Payment Amount determined by the Company to be less than the CVR Payment Amount determined by the Firm, the Firm's resulting calculation of the CVR Payment Amount shall be binding on the parties hereto (a "Resolution"), and in addition to the CVR Payment Amount determined by the Firm, the Company shall pay to the Holders interest on such differential calculated from the date that the Representative delivered its Notice of objection at an interest rate equal to the rate actually earned by the Company pursuant to the investment of such funds in Cash Equivalents. All costs and expenses billed by the Firm in connection with the performance of its duties described herein ("Firm Expenses") shall be paid by the Company; provided, however, that if the Company's determination of the CVR Payment Amount is:

                     (i) greater than or equal to 95% of the CVR Payment Amount determined by the Firm, then 100% of the Firm Expenses shall be deducted from the CVR Payment Amount;

                     (ii) greater than or equal to 85% of the CVR Payment Amount determined by the Firm, but less than 95% of the CVR Payment Amount determined by the Firm, then 50% of the Firm Expenses shall be deducted from the CVR Payment Amount; or

                     (iii) less than 85% of the CVR Payment Amount determined by the Firm, then the Company shall not be reimbursed for any portion of the Firm Expenses.

              (f) If the Representative does not deliver a Notice of Agreement or a Notice of objection to the Litigation Proceeds Certificate within the 30-day period described above, the Representative shall be deemed to have delivered a Notice of Agreement with respect to such Litigation Proceeds Certificate, and, if any CVR Payment Amount is payable, the Company shall establish a CVR Payment Date with respect to such CVR Payment Amount that is within 15 days following the last day of such 30-day period. On such CVR Payment Date, the Company shall then promptly cause the CVR Payment Amount to be delivered to each of the Holders by check mailed to the address of each Holder as reflected in the CVR Register as of the close of business on the last Business Day prior to such CVR Payment Date. If the Representative delivers a Notice of Objection with respect to such Litigation Proceeds Certificate within the 30-day period described above, then after a Resolution is obtained, the Company shall establish a CVR Payment Date with respect to such CVR Payment Amount that is within ten days of the date of such Resolution. On such CVR Payment Date, the Company shall then promptly cause the CVR Payment Amount to be delivered to each of the Holders by check mailed to the address of each Holder as reflected in the CVR Register as of the close of business on the last Business Day prior to such CVR Payment Date.

       SECTION 2.5   PAYMENTS ON CVRS.

              (a) In the event that the Company or its Affiliates receive payments of Litigation Proceeds on more than one date, then the CVR Payment Amount with respect to any such Litigation Proceeds shall be paid with respect to each such receipt of Litigation Proceeds and the procedures described in Section 2.4 shall apply to each such receipt of Litigation Proceeds. The calculation of the CVR Payment Amount following the calculation of the initial CVR Payment Amount shall be made on a cumulative, non-duplicative, basis to reflect the receipt of all Litigation Proceeds, the payment of all Claims Expenses and the prior payment of any CVR Payment Amounts (including the $700,000 referred to in the definition thereof) from the date of this Agreement to the date of determination of each such subsequent CVR Payment Amount (it being understood, however, that in no event shall the Holders be obligated or required to refund to the Company or any of its Affiliates any portion of any CVR Payment Amount previously paid to the Holders).

              (b) The determination by the Company and the Representative of any CVR Payment Amount pursuant to the procedures set forth in Section 2.4, absent a mathematical error, shall be final and binding on the Company and each Holder.

              (c) Except in the specific cases specified in this Agreement, no interest shall accrue on any amounts payable on the CVRs to any Holder.

              (d) The Company shall be entitled to deduct and withhold, or cause to be deducted or withheld, from the CVR Payment Amount otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code (as defined in the Merger Agreement), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld or paid over to or deposited with the relevant governmental entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Holder in respect of which such deduction and withholding was made.

              (e) Notwithstanding anything herein to the contrary, in the event the Company incurs Claims Expenses in excess of $700,000.00, the Company shall be reimbursed for such excess Claims Expenses out of Litigation Proceeds, if any, prior to the payment of any CVR Payment Amount.

       SECTION 2.6 NO VOTING, DIVIDENDS OR STATED INTEREST; NO EQUITY OR OWNERSHIP INTEREST IN THE COMPANY.

              (a) The CVRs shall not have any voting or dividend rights and shall not bear a stated rate of interest.

              (b) The CVRs shall not represent any equity or ownership interest in the Company or in any constituent company to the Merger.

                                  ARTICLE III

                               THE REPRESENTATIVE

       SECTION 3.1   CERTAIN DUTIES AND RESPONSIBILITIES.

              (a) The Representative undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. The Representative shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs; provided, however, that the Representative shall not be liable for any acts or omissions except to the extent that the Representative has engaged in willful misconduct or bad faith or is grossly negligent in the performance of its duties.

              (b) No provision of this Agreement shall be construed to relieve the Representative from liability for its own willful misconduct or bad faith or gross negligence, except that no provision of this Agreement shall require the Representative to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

       SECTION 3.2 CERTAIN RIGHTS OF REPRESENTATIVE. The Representative undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Representative. In addition:

              (a) the Representative shall have the right, and is hereby authorized on behalf of the Holders, to approve or reject in writing any settlement of any aspect or portion of the Litigation entered into by the Company or its Affiliates;

              (b) the Representative may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (c) whenever the Representative shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Representative may, in the absence of bad faith or willful misconduct on its part, rely upon an Officer's Certificate;

              (d) the Representative may engage and consult with counsel of its selection and the written advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

              (e) the Representative may engage and consult with tax experts, valuation firms and other experts and third parties that it, in its sole and absolute discretion, deems appropriate or necessary to enable it to discharge its duties hereunder;

              (f) the permissive rights of the Representative to do things enumerated in this Agreement shall not be construed as a duty;

              (g) the Representative shall not be required to give any note or surety in respect of the execution of such powers or otherwise in respect of the premises; and

              (h)    the initial Representative may be a Holder.

       SECTION 3.3 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF CVRS. The recitals contained herein shall be taken as the statements of the Company, and the Representative assumes no responsibility for their correctness. The Representative makes no representations as to the validity or sufficiency of this Agreement or the CVRs. The Representative shall not be accountable or liable for the use or application by the Company of the Litigation Proceeds or Non-Cash Proceeds.

       SECTION 3.4 REIMBURSEMENT AND INDEMNIFICATION OF THE REPRESENTATIVE. The Company agrees:

              (a) except as otherwise expressly provided herein, to pay the Representative, upon the request of the Representative, all reasonable expenses and disbursements incurred or to be incurred after the date hereof by the Representative in accordance with any provision of this Agreement (including, without limitation, the reasonable compensation and the expenses and disbursements of its counsel, tax experts, valuation firms and other experts and third parties as contemplated in Section 3.2); and

              (b) to indemnify the Representative and hold it harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses and reasonable disbursements of any kind or nature whatsoever (including, without limitation, the reasonable compensation and the expenses and disbursements of its counsel, tax experts, valuation firms and other experts and third parties as contemplated in Section 3.2) that may be imposed on, asserted against or incurred by it resulting or arising from actions taken under this Agreement by it after the date hereof until the termination of this Agreement, and the Representative shall be so indemnified under this Agreement for its own ordinary (but not gross) negligence, but the Representative does not have the right to be indemnified under this Agreement for its own willful misconduct or bad faith or gross negligence.

              (c) Notwithstanding Section 3.4(a) and (b), to the extent the Claims Expenses exceed the Litigation Proceeds, any payment the Representative is entitled to receive under this Section 3.4 shall be reduced by the amount by which the Claims Expenses so exceed the Litigation Proceeds.

       SECTION 3.5   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

              (a) The Representative may resign at any time by giving written notice thereof to the Company.

              (b) If at any time the Representative shall become incapable of acting, any Holder of a CVR may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Representative and the appointment of a successor Representative.

              (c) If the Representative shall resign, be removed or become incapable of acting, the Company, by a Board Resolution, shall promptly appoint a qualified successor Representative who is a Holder and not an officer of the Company. The successor Representative so appointed shall, forthwith upon its acceptance of such appointment in accordance with this
       Section 3.5(c), become the successor Representative.

              (d) The Company shall give notice of each resignation and each removal of a Representative and each appointment of a successor Representative by mailing written notice of such event by first-class mail, postage prepaid, to the Holders as their names and addresses appear in the CVR Register. Each notice shall include the name and address of the successor Representative. If the Company fails to send such notice within ten days after acceptance of appointment by a successor Representative, the successor Representative shall cause the notice to be mailed at the expense of the Company.

       SECTION 3.6 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. Every successor Representative appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Representative an instrument accepting such appointment and a counterpart of this Agreement, and thereupon such successor Representative, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Representative; but, on request of the Company or the successor Representative, such retiring Representative shall execute and deliver an instrument transferring to such successor Representative all the rights, powers and trusts of the retiring Representative.

                                   ARTICLE IV

            HOLDERS' LISTS AND REPORTS BY REPRESENTATIVE AND COMPANY

       SECTION 4.1 COMPANY TO FURNISH REPRESENTATIVE WITH NAMES AND ADDRESSES OF HOLDERS. The Company shall furnish or cause to be furnished to the Representative (a) in such form as the Representative may reasonably require, the names and addresses of the Holders within 15 days of the Effective Time, and
(b) at such times as the Representative may request in writing, within five days after receipt by the Company of any such request, a list, in such form as the Representative may reasonably require, of the names and the addresses of the Holders as of a date not more than 15 days prior to the time such list is furnished.

                                   ARTICLE V

                                    COVENANTS

       SECTION 5.1 PROSECUTION OF LITIGATION BY COMPANY; SETTLEMENT; PERIODIC REPORTS.

              (a) The Company shall prosecute the Litigation in good faith. In any settlement to resolve the Litigation, the Company shall seek in good faith a settlement of the Litigation for Cash Proceeds or Non-Cash Proceeds that will become Realized Non-Cash Proceeds as described in clause (i) of the definition thereof in as short a period of time after the settlement is entered as is reasonably practicable. At the time that any settlement of the Litigation is entered into, the Company and the Representative shall seek in good faith to agree on the amount, or a methodology for determining the amount, of any Cash Proceeds, Realized Non-Cash Proceeds or Non-Cash Proceeds resulting from the settlement and of the appropriate treatment thereof for purposes of calculating the Assumed Tax Liability.

              (b) The Company shall not settle any aspect or portion of the Litigation without obtaining (i) the prior approval of the specific terms of such settlement by the Board of Directors and (ii) the prior written consent of the Representative (which consent shall not be unreasonably withheld). Unless advised by its counsel in the Litigation that doing so may adversely affect any legal privilege or protection it may have with respect to such information in connection with the Litigation, the Company shall afford the Representative (1) reasonable access to information concerning the Litigation that is in the possession, custody or control of the Company and its Affiliates and (2) the reasonable assistance of the officers, employees, counsel and experts of the Company and its Affiliates for purposes of performing the Representative's duties under this Agreement.

              (c) Unless advised by its counsel in the Litigation that doing so may adversely affect any legal privilege or protection it may have with respect to such information in connection with the Litigation, upon request by the Representative to the Company from time to time, the Company shall provide the Representative with such information regarding the status of the Litigation, including the amount of Claims Expenses incurred, as shall be reasonably necessary to enable it to satisfy its obligations hereunder.

              (d) The Company in good faith shall convert or cause to be converted any Non-Cash Proceeds to cash as promptly as reasonable practicable after receiving any such Non-Cash Proceeds.

              (e) The Company shall hold an amount of cash equal to the aggregate amount of any CVR Payment Amount payable pursuant to this Agreement in a separate bank account invested in Cash Equivalents until such cash has been paid to the Holders.

       SECTION 5.2 PAYMENT OF CVR PAYMENT AMOUNT. The Company shall duly and promptly pay each Holder the CVR Payment Amount in the manner provided for in
Section 2.4 and in accordance with the terms of this Agreement. For the avoidance of doubt, the CVR Payment Amounts will in no way depend on or relate to the operating results of the Company or any constituent company to the Merger.

                                   ARTICLE VI

                                   AMENDMENTS

       SECTION 6.1   AMENDMENTS WITHOUT CONSENT OF HOLDERS.

              (a) Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Representative, in the Representative's sole and absolute discretion, at any time and from time to time, may enter into one or more amendments hereto, for any of the following purposes:

                     (i) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein;

                     (ii) to evidence the succession of another Person as a successor Representative and the assumption by any successor of the covenants and obligations of the Representative herein;

                     (iii) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as the Board of Directors and the Representative shall consider to be for the protection of the Holders; provided that in each case, such provisions shall not materially adversely affect the interests of the Holders;

                     (iv) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement; provided that in each case, such provisions shall not materially adversely affect the interests of the Holders; or

                     (v) as may be necessary or appropriate to ensure that the CVRs are not subject to registration under the Securities Act or the Exchange Act (each as defined in the Merger Agreement), provided that such provisions shall not materially adversely affect the interests of the Holders.

              (b) Promptly after the execution by the Company and the Representative of any amendment pursuant to the provisions of this
       Section 6.1, the Company shall mail a notice thereof by first class mail to the Holders at their addresses as they shall appear on the CVR Register, setting forth in general terms the substance of such amendment.

       SECTION 6.2   AMENDMENTS WITH CONSENT OF HOLDERS.

              (a) With the consent of the Holders of not less than a majority of the outstanding CVRs, the Company, when authorized by a Board Resolution, and the Representative may enter into one or more amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement if such addition, elimination or change is in any way materially adverse to the interest of the Holders.

              (b) Promptly after the execution by the Company and the Representative of any amendment pursuant to the provisions of this
       Section 6.2, the Company shall mail a notice thereof by first class mail to the Holders at their addresses as they shall appear on the CVR Register, setting forth in general terms the substance of such amendment.

       SECTION 6.3 EXECUTION OF AMENDMENTS. In executing any amendment permitted by this Article, the Representative shall be entitled to receive, and shall be fully protected in relying upon, an opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Representative may, but is not obligated to, enter into any such amendment that affects the Representative's own rights, privileges, covenants or duties under this Agreement or otherwise.

       SECTION 6.4 EFFECT OF AMENDMENTS. Upon the execution of any amendment under this Article, this Agreement shall be modified in accordance therewith, such amendment shall form a part of this Agreement for all purposes and every Holder shall be bound thereby.

                                  ARTICLE VII

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

       SECTION 7.1   COMPANY MAY CONSOLIDATE, ETC.

              (a) The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                     (1) in case the Company shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer, or that leases, the properties and assets of the Company substantially as an entirety (the "Surviving Person") shall expressly assume payment of amounts on all the CVRs and the performance of every duty and covenant of this Agreement on the part of the Company to be performed or observed; and

                     (2) the Company has delivered to the Representative an Officer's Certificate, stating that such consolidation, merger, conveyance, transfer or lease complies with this Article VII and that all conditions precedent herein provided for relating to such transaction have been complied with.

              (b) For purposes of this Section 7.1, "convey, transfer or lease its properties and assets substantially as an entirety" shall mean properties and assets contributing in the aggregate at least 80% of the Company's total consolidated revenues as reported in the Company's last available periodic financial report (quarterly or annual, as the case may be).

       SECTION 7.2 SUCCESSOR SUBSTITUTED. Upon any consolidation of or merger by the Company with or into any other Person, or any conveyance, transfer or lease of the properties and assets substantially as an entirety to any Person in accordance with Section 7.1, the Surviving Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if the Surviving Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Agreement and the CVRs.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

 SG\13666.3

                                       MILTOPE GROUP, INC.


                                       By:      /s/      THOMAS R. DICKINSON
                                          --------------------------------------
                                       Name:    Thomas R. Dickinson
                                       Title:   President and CEO

                                       MILTOPE CORPORATION


                                       By:      /s/      THOMAS R. DICKINSON
                                          --------------------------------------
                                       Name:    Thomas R. Dickinson
                                       Title:   President and CEO

                                       VISION TECHNOLOGIES KINETICS, INC.


                                       By:      /s/      JOHN COBURN
                                          --------------------------------------
                                       Name:    John Coburn
                                       Title:   Authorized Representative

                                       GREAT UNIVERSAL INCORPORATED


                                       By:      /s/      HENRY LEE GUY
                                          --------------------------------------
                                       Name:    Henry Lee Guy
                                       Title:   President and CEO

                                                                         Annex E

              [Letterhead of Quarterdeck Investment Partners, LLC]









As of October 21, 2003

The Board of Directors
Miltope Group Inc.
3800 Richardson Road South
Hope Hull, Alabama  36043


Gentlemen:

Miltope Group, Inc. ("Miltope" or the "Company") has retained us to deliver to you our opinion as to the fairness, from a financial point of view, to the holders of the common shares of the Company (other than holders of shares as to which statutory dissenters' rights are perfected) of the consideration to be received by such holders pursuant to the terms of the Agreement and Plan of Merger dated October 21, 2003 (the "Agreement") among the Company, Miltope Corporation, a wholly-owned subsidiary of the Company ("Miltope Corporation"), VTK Merger Subsidiary Corporation ("VTK" or the "Merger Subsidiary"), a wholly-owned subsidiary of Vision Technologies Kinetics, Inc. (the "Parent" and together with the Merger Subsidiary, the "Purchaser") and the Parent.

According to the terms of the Agreement, the Company will merge with and into Miltope Corporation and Subsidiary will merge with and into Miltope Corporation (both mergers, collectively, the "Merger"); and upon consummation of the Merger, Merger Sub will pay or cause to be paid to the holders of all of the outstanding common shares of the Company, including common shares issued upon the exercise of existing stock options, a cash price of $5.78 per share and Miltope Corporation will issue to the holders of all of the outstanding common shares of the Company, including common shares issued upon the exercise of existing stock options, a contingent value right for each such share (the "Consideration"); in addition to other terms and conditions set forth in the Agreement (including all schedules and exhibits thereto) and other agreements contemplated thereby (the "Merger Agreements").

Quarterdeck Investment Partners, LLC ("Quarterdeck"), a subsidiary of Jefferies Group, Inc. ("Jefferies"), is an international investment banking firm focusing exclusively on the global aerospace, defense and government services markets. With offices in Chicago, Los Angeles, New York and Washington, D.C., Quarterdeck advises both listed and unlisted companies in its focused markets. Miltope retained Quarterdeck pursuant to an engagement agreement dated June 24, 2002 (the "Engagement Letter") regarding the Company's long term financial strategy. Pursuant to the terms of the Engagement Letter, Quarterdeck assisted the Company in soliciting and assessing expressions of interest in the Company. The solicitations generated a significant amount of interest from multiple parties and, ultimately, culminated with the Agreement between the Company and the Purchaser. In connection with the approval of the Agreement, the Company separately retained Quarterdeck to render this opinion to you. Quarterdeck will receive a fee from the Company in connection with the advisory services it has provided pursuant to the Engagement Letter, including fees that are contingent upon the completion of a transaction involving the Company. Quarterdeck will receive a separate fee from the Company for rendering this opinion. This latter fee is not contingent upon results of the Merger nor the completion of a transaction involving the Company. In addition, the Company has agreed to indemnify Quarterdeck for certain liabilities arising out of either of its engagements. Quarterdeck has in the past provided services to, and received compensation from, certain of the bidders in the Company's sale process, including an affiliate of the Purchaser, on matters unrelated to the proposed acquisition. Quarterdeck's affiliates may own securities of the Company, the Parent and/or their subsidiaries and affiliates and may maintain a market in the securities of the Company, the Parent and/or their subsidiaries and affiliates and may publish research reports regarding such securities. In the ordinary course of their businesses, Quarterdeck's affiliates may trade or hold such securities for their own account and for the accounts of their customers and, accordingly, may at any time hold long or short positions in those securities.

In connection with this opinion, Quarterdeck has reviewed, relied upon or performed, among other things, the following:

       (i)    Reviewed   the   Merger   Agreements,   participated   in  certain
              negotiations with the Purchaser and discussed with the officers of the Company the course of other negotiations with the Purchaser;

       (ii) Reviewed certain financial and other information about the Company that was publicly available;

       (iii)  Reviewed  information  furnished to  Quarterdeck  by the Company's
              management,   including  certain  internal   financial   analysis,
              forecasts, projections, budgets, reports and other information;

       (iv) Met with the Company's and Miltope Corporation's management regarding the business prospects, financial outlook and operating plans of the Company and held discussions concerning the impact on the Company and its prospects of the economy and the Company's industry, including the effect of the current economic environment;

       (v) Reviewed and considered the current and historical market prices of the Company's common shares for the period Quarterdeck deemed appropriate, as well as the trading volume and public float of such shares;

       (vi) Compared the valuation in the public market of companies similar to that of the Company in market, product types, and size;

       (vii) Reviewed the acquisition valuation multiples of publicly traded companies which we deemed comparable to the Company;

       (viii) Performed a discounted cash flow analysis to analyze the present value of the future cash flow streams that the Company has indicated it expects to generate;

       (ix)   Performed a  leveraged  buyout  analysis to analyze the  potential
              value  of  the  Company  in  a   hypothetical   leveraged   buyout
              transaction;

       (x) Performed comprehensive marketing of the business to potential buyers or merger candidates whose possible interest in a transaction was solicited and considered by the Company and Quarterdeck; and

       (xi)   Evaluated and assessed all offers submitted.

In addition to the foregoing, Quarterdeck performed such other studies, analyses, and investigations and considered such other financial, economic and market criteria as it considered appropriate in arriving at its opinion.

In our review and analysis and in rendering the opinion, Quarterdeck has, with your permission, assumed and relied upon the accuracy and completeness of all of the financial information, forecasts and other information provided to it by Miltope or that was publicly available to it, and has not attempted to independently verify any of such information. This opinion is expressly conditioned upon such information (whether written or oral) being complete, accurate and fair in all respects. With respect to the financial projections and financial models provided to and examined by us, we note that projecting future results of any company is inherently subject to uncertainty. You have informed us, however, and we have assumed with your permission, that such projections and models were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future performance of the Company. In addition, in rendering this opinion, we have assumed that the Company will perform in accordance with such projections and models for all periods specified therein. Although such projections and models did not form the principal basis for our opinion, but rather constituted one of many items that we employed, changes to such projections and models could affect the opinion rendered herein. Quarterdeck expresses no opinion as to the Company's financial projections or the assumptions upon which they are based.

Accordingly, Quarterdeck's analyses must be considered as a whole. Considering any portion of such analyses or the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the conclusions expressed herein. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof. In furnishing this opinion, we do not admit that we are experts within the meaning of the term "experts" as used in the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

Quarterdeck has assumed that there have been no material changes in the Company's assets, financial condition, results of operations, business or prospects since the most recent financial statements made available to us. In addition, Quarterdeck has not conducted a physical inspection of the properties and facilities of the Company and has not made or obtained an independent valuation or appraisal of the assets or liabilities (contingent or otherwise) of the Company nor has Quarterdeck been furnished with any such evaluations or appraisals for the Company or any reports of such physical inspections for the Company, nor does Quarterdeck assume any responsibility to obtain any such evaluations, appraisals or inspections for the Company. Quarterdeck's opinion is necessarily based on the economic and market conditions and other circumstances as they exist and are evaluated by it on the date hereof.

Quarterdeck, with your permission, has relied on advice of the Company's legal counsel and independent accountants to the Company as to all legal, tax and financial reporting matters with respect to the Company, the Merger and the Merger Agreements. It has assumed that the Merger will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act, as amended, and all other applicable federal and provincial statues, rules and regulations. Quarterdeck has further assumed, with your permission, that (i) the Merger will be consummated in accordance with the terms described in the Merger Agreements, without any further amendments thereto, and without waiver by the Company of any of the conditions to Merger Subsidiary's obligations; (ii) there is not now, and there will not as a result of the consummation of the transactions contemplated by the Merger Agreements be, any default, or event of default, under any indenture, credit agreement or other material agreement or instrument to which the Company or any of its subsidiaries or affiliates is a party; and (iii) all material assets and liabilities (contingent or otherwise, known or unknown) of the Company are as set forth in its consolidated financial statements provided to us by the Company.

This opinion is for the benefit and use of the Board of Directors of the Company (the "Board") in its consideration of the Merger and may not be reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose without our prior written consent. However, this opinion may be included in its entirety in any filing made by the Company in respect of the Merger with the Securities and Exchange Commission, provided that this opinion is reproduced in full and any description of or reference to us or summary of this opinion and related analysis in such filing is acceptable to us and our counsel. This opinion does not address the merits of the decision of the Board or the Company to enter into the Merger Agreements as compared to any alternative business transaction that might be available to the Company, nor does it address the underlying business decision of the Board or the Company to engage in the Merger or the terms of the Merger Agreements. Our opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to, or whether such stockholder should tender any shares pursuant to, the Merger and should not be relied upon by any stockholder as such a recommendation. Further, this opinion addresses only the fairness as of the date hereof of the Consideration to be received by the stockholders of the Company from a financial point of view and it does not address any other aspect of the Merger. Quarterdeck has not been engaged to prepare, and has not prepared, a valuation of the Company and its opinion should not be construed as such. This opinion was prepared as of the date hereof and Quarterdeck disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting this opinion after the date hereof.

Based upon and subject to the foregoing, Quarterdeck's experience as an investment bank, its work as described above and other factors we deemed relevant, Quarterdeck is of the opinion that as of the date hereof the Consideration to be received by the stockholders of the Company in the Merger is fair, from a financial point of view, to such stockholders (other than holders of shares as to which statutory dissenters' rights are perfected).

Very truly yours,


/S/ QUARTERDECK INVESTMENT PARTNERS, LLC

                                                                         Annex F

                      [Letterhead of Legacy Partners Group]



Board of Directors
Miltope Group Inc.
3800 Richardson Road South
Hope Hull, AL 36043


                                                        October 21, 2003
Ladies and Gentlemen:

Miltope Group Inc., a Delaware corporation (the "Company"), is considering whether to enter into an Agreement and Plan of Merger (the "Acquisition Agreement"), with Vision Technologies Kinetics, Inc., a Delaware corporation (the "Acquiror") VTK Merger Subsidiary Corporation, an Alabama corporation (the "Sub") and Miltope Corporation, an Alabama corporation ("Miltope"). The Acquisition Agreement will provide for the merger (the "Merger") of the Company with and into Miltope and the merger of the Sub with and into Miltope, so that Miltope will become a wholly owned subsidiary of the Acquiror, and each outstanding share of common stock, par value $0.01 per share, of the Company will be converted into the right to receive $5.78 in cash (the "Cash
Consideration") plus one contingent value right ("CVR") as defined in the Acquisition Agreement. You have asked us to advise you with respect to the fairness to the stockholders of the Company from a financial point of view of the Cash Consideration to be received by such stockholders pursuant to the terms of the Acquisition Agreement. This opinion does not address any other aspect of the Merger or any related transaction, the merits of the underlying decision by the Company and the Board to enter into the Acquisition Agreement, the relative merits of the Merger compared with other business strategies that may have been considered by the Company and the Board or the fairness of the consideration to be received pursuant to the Acquisition Agreement by Great Universal Incorporated ("GUI"), which owns a majority of the Company's Common Stock and has already agreed to vote in favor of the Merger.

In arriving at our opinion, we have reviewed certain publicly available business and financial information relating to the Company, as well as the most recent proposed draft of the Acquisition Agreement dated October 21, 2003. We have also reviewed certain other information, including financial forecasts, provided to us by the Company and have met with the Company's management to discuss the business and prospects of the Company.

We have also considered certain financial and stock market data of the Company, and we have compared those data with similar data for other publicly held companies in businesses similar to the Company and we have considered the financial terms of certain other business combinations and other transactions which have recently been effected. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information and have relied on its being complete and


                                     F-1                            Confidential
accurate in all material respects. With respect to the financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's management as to the future financial performance of the Company. In addition, we have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluations or appraisals

For purposes of rendering this opinion, we have assumed that the Merger will be consummated on the terms described in the proposed draft of the Acquisition Agreement, without waiver of any material terms or conditions, and that in the course of obtaining any necessary legal, regulatory or third party consents and/or approvals, no restrictions will be imposed that will have a material adverse effect on the Merger or other actions contemplated by the Acquisition Agreement. Our opinion is necessarily based upon financial, economic, market and other conditions as they exist and can be evaluated on the date hereof.

We will receive a fee for rendering this opinion, which fee is not contingent upon consummation of the transaction contemplated by the Acquisition Agreement.

It is understood that this letter is for the information of Board of Directors in connection with its consideration of the Merger, does not constitute a recommendation to any stockholder as to how such stockholder should vote on the proposed Merger.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Cash Consideration to be received by the stockholders of the Company in the Merger is fair to such stockholders, other than GUI, from a financial point of view.

Very truly yours,


LEGACY PARTNERS GROUP LLC

     By:          /s/ John B. Maier II
         ----------------------------------------
     Name: John B. Maier II
     Title: Partner


                                     F-2                            Confidential

                                                                         Annex G

                                     ANNEX G
                  Delaware General Corporation Law Section 262

SECTION 262.  APPRAISAL RIGHTS

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title:

       (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

       (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

              a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

              b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

              c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

              d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

       (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

(d)    Appraisal rights shall be perfected as follows:

       (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each
stockholder  of  each  constituent   corporation  who  has  complied  with  this
subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

       (2) If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this title, then, either a constituent corporation before the effective date of the merger or consolidation, or the surviving or resulting corporation within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                               MILTOPE GROUP INC.
                           3800 Richardson Road South
                            Hope Hull, Alabama 36043

                    THIS PROXY IS SOLICITED BY MILTOPE GROUP


           BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 18, 2003

         The undersigned holder of common stock of Miltope Group Inc., a Delaware corporation, hereby appoints Thomas R. Dickinson, Tom B. Dake and Edward Crowell, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of Miltope Group that the undersigned is entitled to vote at the Special Meeting of Stockholders of Miltope Group, to be held on December 18, 2003 at 10:00 a.m., Central Time, at Miltope Group's corporate headquarters, Miltope Group Inc., 3800 Richardson Road South, Hope Hull, Alabama 36043 and at any adjournments or postponements thereof.

         The board of directors unanimously recommends a vote FOR adoption of the Agreement and Plan of Merger and approval of the mergers.

         Adoption of the Agreement and Plan of Merger and approval of the mergers as described in Miltope Group's proxy statement.

         [_] FOR               [_] AGAINST               [_] ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting, including any adjournments or postponements thereof.

                        (Continue and Sign on Other Side)

(Continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH HEREIN. WITH REGARD TO ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXYHOLDERS AS DESCRIBED IN THE PROXY STATEMENT IF NO DIRECTION IS MADE.

         The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying proxy statement.


                                         -------------------------------
                                         (Signature)


                                         -------------------------------
                                         (Signature if held jointly)


                                         Date ____________________, 2003


         Please sign exactly as name appears hereon and mail it promptly even though you now plan to attend the Special Meeting. When shares are held by joint tenants, both should sign. When signing as Attorney, Executor, Administrator, Guardian or Trustee, please add your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                   PLEASE MARK, SIGN AND DATE THIS PROXY CARD
                AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.